STATEMENT OF ADDITIONAL INFORMATION

             INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS

                                    issued by

                         RBC VARIABLE ANNUITY ACCOUNT A

                                       and

                         LIBERTY LIFE INSURANCE COMPANY

             (FORMERLY, BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA)


This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus for the Individual Flexible Payment Variable Annuity Contracts which are referred to herein. The prospectus concisely sets forth information that a prospective investor ought to know before investing. For a copy of the prospectus, call or write the Company at:
(800) 423-9398, P.O. Box 19086, Greenville, South Carolina  29602-9086.

This Statement of Additional Information is dated July 3, 2006.




                                TABLE OF CONTENTS


                                                                       Page

COMPANY                                                                 3

EXPERTS                                                                 3

LEGAL OPINIONS                                                          3

DISTRIBUTOR                                                             3

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE                       5

CALCULATION OF PERFORMANCE DATA                                         6

FEDERAL TAX STATUS                                                      9

ANNUITY PROVISIONS                                                      18

MORTALITY AND EXPENSE GUARANTEE                                         19

FINANCIAL STATEMENTS                                                    19



                                     COMPANY

On June 30, 2006, Business Men's Assurance Company of America ("Company") merged with its affiliate, Liberty Life Insurance Company. The Company, the surviving entity of the merger, changed its name to Liberty Life Insurance Company as of that same date. There have been no changes to the terms, conditions and benefits of your Contract issued by the Company as a result of the merger. The Company, which operates under the RBC Insurance(R) brand, P.O. Box 1389, Greenville, SC 29602-1389, was incorporated on July 1, 1909 under the laws of the state of Missouri. As of December 31, 2003, the Company became a South Carolina domiciled insurance company. The Company is licensed to do business in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of RBC Insurance Holdings (USA) Inc.

                                     EXPERTS

The financial statements of the Subaccounts comprising the RBC Variable Annuity Account A included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements of Business Men's Assurance Company of America and Liberty Life Insurance Company as of December 31, 2005 and 2004 and for the years then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports (which reports express an unqualified opinion on such statutory-basis financial statements; include an explanatory paragraph that indicates that the financial statements were prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America; and express an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America) appearing herein, and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

                                 LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut and Pompano Beach, Florida has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Contracts.

                                   DISTRIBUTOR

Tamarack Distributors Inc. ("Distributor") acts as the distributor for the contracts. The offering is on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. Distributor is a Missouri corporation and its home office is located at 100 South Fifth Street, Suite 2300, Minneapolis, MN 55402. Distributor is an affiliate of ours. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor received sales compensation with respect to the contracts in the Separate Account in the following amounts during the periods indicated:



                                                                           Aggregate Amount of
                                                                          Commissions Retained
Fiscal                              Aggregate Amount of                   By Distributor After
Year                        Commissions Paid to Distributor            Payments to Selling Firms

2003                                $   62,377                                      $ - 0 -
2004                                $  111,736                                      $ - 0 -
2005                                $   26,271                                      $ - 0 -


Distributor passes through commissions to selling firms for their sales. In addition, we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.

We and Distributor pay compensation to selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional and varied compensation to selected firms, including marketing allowances, preferred status fees, continuing education, training, client seminars, firm conferences and industry conference fees. We and the Distributor have put procedures in place whereby we assess the potential effectiveness of our relationship with the selling firms. It is our policy to focus our attention and additional compensation on those firms ("Focus Firms") that provide us the opportunity to provide continuing education and training to the firm's registered representatives to participate in client seminars and to attend and participate in firm conferences. Our selection of Focus Firms is subjective on our part and reflects our assessment of potential results of the relationship.

The additional compensation may or may not be based on prior sales. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford us a "preferred" status at the recipient broker-dealer firm and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer's sales force that may otherwise influence the way that the broker-dealer and the registered representative market the contracts. The following list sets forth the names of the firms that received material additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts).

Bank Insurance & Securities Association
Bethel Fisher & Company Financial Service
Blue Vase Securities LLC
Capital Financial Services Inc.
Capital Investment Group
Centaurus Financial Inc.
Commonwealth Financial Network
First Allied Securities
Gunnallen Financial Inc.
H & R Block Financial Advisors Inc.
Harbour Investments Inc.
ING Financial Partners Inc.
Integrated Trading/Investments
Investors Capital Corp.
LaSalle St. Securities LLC
Preston Investments
QA3 Financial Corp.
Questar Capital Corp.
RBC Dain Rauscher

The prospectus contains more information regarding the Distributor.

                REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

The amount of the Withdrawal Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the Withdrawal Charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received will be considered. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company will be considered. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the Withdrawal Charge.

The Withdrawal Charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Withdrawal Charge be permitted where the reduction or elimination of the Withdrawal Charge will be unfairly discriminatory to any person.

                         CALCULATION OF PERFORMANCE DATA

Total Return

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include average annual total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the coverage charge, the expenses for the underlying investment portfolio being advertised and any applicable contract maintenance charges and withdrawal charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charges and any applicable withdrawal charges to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described.

The formula used in these calculations is:

                   n
         P ( 1 + T)  = ERV

Where:

         P =      a hypothetical initial payment of $1,000
         T =      average annual total return
         n =      number of years
         ERV =    ending redeemable value at the end of the time periods used
                  (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any withdrawal charge and contract maintenance charge. The deduction of any withdrawal charge and contract maintenance charge would reduce any percentage increase or make greater any percentage decrease. RBC may also advertise the historical performance of certain investment portfolios whose inception dates precede the date the accumulation units of your contract invested in the portfolio.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

Yield

The Money Market Portfolio. The Company may advertise yield and effective information for the Money Market Portfolio. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the subaccount refers to the income generated by an investment in the subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The Money Market Portfolio's current yield is computed on a base period return of a hypothetical Contract having a beginning balance of one accumulation unit for a seven day period. The return is determined by dividing the net change (exclusive of any capital changes and income other than investment income) in such accumulation unit by its beginning value, and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends paid by the Portfolio, and the deduction of the coverage charge and contract maintenance charge. The effective yield reflects the effects of compounding and represents an annualization of the current return with all dividends reinvested.

(Effective Yield = [(Base Period Return + 1)365/7]-1.)

The Company does not currently advertise any yield information for the Money Market Portfolio.

Other Portfolios. The Company may also quote current yield in sales literature, advertisements and Owner communications for the other Portfolios. Each Portfolio (other than the Money Market Portfolio) will publish standardized total return information with any quotation of current yield. The yield computation is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for the coverage charge and the contract maintenance charge) by the accumulation unit value on the last day of the period, according to the following formula:

                         6
    Yield = 2 [(a-b) + 1]  - 1]
                ---
                cd

Where:

a = net investment income earned during the period by the Portfolio attributable to shares owned by the subaccount.

b    = expenses accrued for the period (net of reimbursements).

c = the average daily number of accumulation units outstanding during the period.

d = the maximum offering price per accumulation unit on the last day of the period.

The above formula will be used in calculating quotations of yield, based on specified 30-day (or one month) periods identified in the advertisement or communication. Yield calculations assume no withdrawal charge. The Company does not currently advertise any yield information for any Portfolio.

Historical Unit Values

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

Reporting Agencies

The Company may also distribute sales literature which compares the performance of the accumulation unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger. Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

                               FEDERAL TAX STATUS

NOTE: The following description is based upon the Company's understanding of current Federal income tax law applicable to annuities in general. The Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. The Company does not guarantee the tax status of the Contracts. Purchasers bear the complete risk that the Contracts may not be treated as "annuity contracts" under Federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. If after the annuity date, annuity payments cease because of the death of the annuitant, any unrecovered investment in the contract shall be allowed as a deduction to the annuitant for his last taxable year. Unrecovered investment in the contract is the investment in the contract on the annuity date reduced by amounts received after the annuity date which were excludable from taxable income. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulation prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of Federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all investment portfolios underlying the Contracts will
be  managed  in  such  a  manner  as  to  comply   with  these   diversification
requirements.

Owner Control

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not the Company, would be considered the owner of the shares of the investment portfolios. However, the IRS has indicated in rulings that investment decisions regarding the underlying investments must be made in the sole discretion of the Company and the manager of the underlying investments, no arrangement may exist between a contract owner and the Company regarding specific investments or investment objectives for the underlying investments and a contract owner may not communicate with the underlying investment manager or the Company regarding the selection, quality or rate of return of the underlying investments. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It remains unclear to what extent under Federal tax law owners are permitted to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the Owner of the investment portfolios.

Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.

Partial 1035 Exchanges

Section 1035 of the Code provides that a non-qualified annuity contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. However, the IRS has expressed concern that partial exchanges could be used to avoid tax that would otherwise be imposed on withdrawals from an annuity contract. The IRS has indicated that pending issuance of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and a subsequent withdrawal from either of the annuity contracts within 24 months of the date of the partial exchange should result in the contracts being treated as a single contract for purposes of determining the tax treatment of the withdrawal. A contract owner may avoid this result by demonstrating that a life event such as disability, divorce or unemployment occurred between the partial exchange and the withdrawal and that the withdrawal was not contemplated at the time of the partial exchange. Owners should consult their own tax advisors prior to entering into a partial exchange of an annuity contract.

Due to the continuing uncertainty in this area, the Company processes partial 1035 exchanges on a limited basis.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for Federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax advisor before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

Any transfer, assignment or pledge of a Contract may be a taxable event. You should therefore consult competent tax advisors should you wish to transfer, assign or pledge your Contract.

If a Contract is issued for use under a Qualified Plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Gifting a Contract

If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate taxes may also apply.

Certain death benefits may be purchased under your Contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the Internal Revenue Service could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under age 59 1/2.

The Code provides that the assets of an IRA (including Roth IRAs) may not be invested in life insurance, but may provide in the case of death during the accumulation phase for a death benefit payment equal to the greater of purchase payments or account value. The contract offers death benefits which may exceed the greater of purchase payments or account (contract) value. If these death benefits are determined by the Internal Revenue Service as providing life insurance, the contract may not qualify as an IRA (including Roth IRAs) which may result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to Federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Taxable distributions made to nonresident aliens will generally be subject to a 30% withholding rate unless a lower tax treaty rate applies to such person.

Certain distributions from retirement plans qualified under Section 401, Section 403(b) or from a Code Section 457 governmental plan, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for Federal income tax. The 20% withholding requirement generally does not apply to:

a) series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; or

b)    distributions which are required minimum distributions; or

c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or

d)    hardship withdrawals.

Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

When all or part of an annuity contract or a death benefit under the contract is transferred or paid to an individual two or more generations younger than the owner, a generation-skipping transfer tax may be owed. Under certain circumstances, Federal tax law may require the company to withhold the tax from the contract and pay it directly to the Internal Revenue Service.

Tax Treatment of Withdrawals - Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception is used.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Withdrawals - Investment Adviser Fees

The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the Contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity Contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract.


Delayed Annuity Payments

Although there is no guidance in the Federal tax law as to when annuity payments must commence under a non-qualified contract, the Internal Revenue Service could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, such as after age 85, then the contract should not be treated as an annuity contract for Federal tax purposes. If such was to occur, then the income under the Contract could become currently taxable to the Owner.

Qualified Plans

The Contracts offered herein may also be used as Qualified Contracts. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified contract may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan.

A Qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. The following discussion of Qualified Contracts is not exhaustive and is for general informational purposes only. The tax rules regarding Qualified Contracts are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Qualified Contract.

Qualified Contracts include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Qualified Contracts are not transferable except upon surrender or annuitization.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Qualified Contracts will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408(A) of the Code provides that certain individuals may purchase a type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are not deductible from taxable income.

Qualified distributions from Roth IRAs are free from Federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of Contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Hurricane Victims Tax Relief

Recent tax law changes have been made regarding Qualified Contracts to provide victims of Hurricanes Katrina, Rita and Wilma with special tax relief for certain periods of time related to the tax treatment of withdrawals, the 10% penalty tax, recontribution of certain withdrawal amounts and the limitations applicable to loan amounts and repayments. Persons eligible for the special tax treatment are generally those whose principal residence was in the designated hurricane disaster area and who sustained an economic loss from the applicable hurricane. Owners should consult their own tax advisors regarding their eligibility for this tax relief.

Tax Treatment of Withdrawals - Qualified Contracts

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Section 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Annuitant reaches age 59 1/2; (b) distributions following the death or disability of the Annuitant (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Annuitant or the joint lives (or joint life expectancies) of the Annuitant and his or her designated Beneficiary; (d) distributions made to the Annuitant to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Annuitant for amounts paid during the taxable year for medical care; (e) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Annuitant and his or her spouse and dependents if the Annuitant has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Annuitant has been re-employed for at least 60 days); (f) distributions made on account of an IRS levy upon the Qualified Contract; (g) distributions from an Individual Retirement Annuity made to the Annuitant to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Annuitant for the taxable year; and (h) distributions from an Individual Retirement Annuity made to the Annuitant which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

With respect to (c) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception is used.

Required Distributions

Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. There are no required distributions from a Roth IRA prior to the death of the Owner.

The Internal Revenue Service has issued regulations regarding required minimum distributions from qualified plans. One of these regulations, which became effective January 1, 2006, requires that the annuity contract value used to determine required minimum distributions include the actuarial value of certain other benefits under the contract, including some forms of additional death benefits.

This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor. If you are required to take distributions from your qualified plan, you should consult with your qualified plan sponsor and tax advisor to determine that your distributions comply with these rules.


                               ANNUITY PROVISIONS

Fixed Annuity

A fixed annuity is an annuity with payments which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The dollar amount of each fixed annuity will be determined in accordance with annuity tables contained in the contract.

Variable Annuity

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account.

Annuity Unit Value

On the Annuity Date a fixed number of Annuity Units will be purchased as follows:

For each Subaccount the fixed number of Annuity Units is equal to the Adjusted Contract Value for all Subaccounts, divided first by $1,000, then multiplied by the appropriate Annuity Payment amount from the Annuity Table contained in the Contract for each $1,000 of value for the Annuity Option selected, and then divided by the Annuity Unit value for that Subaccount on the Annuity Date. After that, the number of Annuity Units in each Subaccount remains unchanged unless you elect to transfer between Subaccounts. All calculations will appropriately reflect the Annuity Payment frequency selected.

On each Annuity Payment date, the total Variable Annuity Payment is the sum of the Annuity Payments for each Subaccount. The Variable Annuity Payment in each Subaccount is determined by multiplying the number of Annuity Units then allocated to such Subaccount by the Annuity Unit value for that Subaccount. On each subsequent business day, the value of an Annuity Unit is determined in the following way:

First: The Net Investment Factor is determined as described in the prospectus under "Accumulation Units".

Second: The value of an Annuity Unit for a business day is equal to:

         a. the value of the Annuity Unit for the immediately preceding business day;

         b. multiplied by the Net Investment Factor for current business day;

         c. divided by the Assumed Net Investment Factor (see below) or the business day.

The Assumed Net Investment Factor is equal to one plus the Assumed Investment Return which is used in determining the basis for the purchase of an Annuity, adjusted to reflect the particular business day. The Assumed Investment Return that we will use is 3 1/2%. However, we may agree with you to use a different value.

The Company may elect to determine the amount of each annuity payment up to 10 business days prior to the elected payment date. The value of your contract less any applicable premium tax is applied to the applicable annuity table to determine the initial annuity payment.

                         MORTALITY AND EXPENSE GUARANTEE

We guarantee that the dollar amount of each Annuity Payment after the first will not be affected by variations in mortality or expense experience.

                              FINANCIAL STATEMENTS

The statements of net assets of the Subaccounts comprising the RBC Variable Annuity Account A as of December 31, 2005, and the related statements of operations and changes in net assets for the years ended December 31, 2005 and December 31, 2004 and the independent registered public accounting firm's reports with respect thereto, follow.

The audited statutory-basis financial statements of the Company as of December 31, 2005 and 2004 and for each of the years in the two year period ended December 31, 2005, which are also included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.

The audited statutory-basis financial statements of Liberty Life Insurance Company as of December 31, 2005 and 2004 and for each of the years in the two year period ended December 31, 2005, which are also included herein should be considered only as bearing upon the ability of Liberty life Insurance Company to meet its obligations under the Contracts once the merger becomes effective.

The unaudited statutory-basis pro forma financial statements of Liberty Life Insurance Company as of December 31, 2005 and for the year then ended, which are also included herein, give effect to the merger of Liberty Life Insurance Company into the Company as if the merger occurred on January 1, 2005. These unaudited statutory-basis pro forma financial statements should be read in conjunction with the aforementioned audited financial statements of the Company and Liberty Life Insurance Company and are not necessarily indicative of the operating results that would have occurred had the merger occurred on January 1, 2005, nor is it intended to be indicative of future operating results of the merged companies.

   RBC Variable Annuity Account A (formerly BMA Variable Annuity Account A)

                          Financial Statements as of
                        December 31, 2005, and for the
                    Years Ended December 31, 2005 and 2004,
                     and Report of Independent Registered
                            Public Accounting Firm

                        RBC VARIABLE ANNUITY ACCOUNT A

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                ---------
Report of Independent Registered Public Accounting Firm........................................       F-1

Audited Financial Statements as of December 31, 2005, and for the years ended December 31, 2005 and 2004:

   Statements of Net Assets....................................................................       F-2

   Statements of Operations and Changes in Net Assets..........................................  F-3-F-13

   Notes to Financial Statements............................................................... F-14-F-35

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Business Men's Assurance Company
of America ("BMA") and the Contract Owners of RBC Variable Annuity Account A:

   We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the RBC Variable Annuity Account A (formerly the BMA Variable Annuity Account A) (the "Account") of Business Men's Assurance Company of America as of December 31, 2005, and the related statements of operations and changes in net assets for periods during the years ended December 31, 2005 and 2004, for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The sub-accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2005 by correspondence with the sub-accounts' custodians. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the RBC Variable Annuity Account A of Business Men's Assurance Company of America as of December 31, 2005, and the results of their operations and changes in their net assets for the years ended
December 31, 2005 and 2004, for each of the individual sub-accounts in conformity with accounting principles generally accepted in the United States of America.

Charlotte, North Carolina
April 25, 2006

                        RBC VARIABLE ANNUITY ACCOUNT A

                           STATEMENTS OF NET ASSETS

                            As of December 31, 2005

                                                      Number of   Share              Balance Sheet
                                                     Shares Owned Value     Cost        Amount
                                                     ------------ ------ ----------- -------------
Assets--Investments (Note1)
Dreyfus Stock Index Fund............................    27,121    $31.82 $   787,813  $   862,975
Dreyfus Variable Investment Fund:
   Disciplined Stock Portfolio......................    10,571     22.24     216,330      235,096
Dreyfus Investment Portfolios:
   Emerging Leaders Portfolio.......................    22,158     22.94     491,243      508,297
   Small Cap Stock Index Portfolio..................       190     16.67       2,983        3,173
AIM Variable Investment Funds:
   AIM VI--High Yield Fund..........................    37,751      6.03     237,177      227,639
   AIM VI--Core Stock Fund..........................    19,697     19.05     361,083      375,230
   AIM VI--Capital Development Fund.................        88     16.09       1,327        1,424
   AIM VI--Core Equity Fund.........................        40     23.45         909          948
Lazard Retirement Series, Inc.:
   Retirement Small Cap Portfolio...................    62,819     16.31     873,490    1,024,576
American Century Variable Portfolios, Inc.:
   VP Income & Growth Fund..........................    57,433      7.51     383,699      431,325
   VP Value Fund....................................   147,915      8.20   1,080,676    1,212,904
   VP Ultra Fund....................................        52     10.38         493          545
The Alger American Fund:
   Growth Portfolio.................................     9,477     39.25     303,046      371,955
   MidCap Growth Portfolio..........................    69,805     21.90   1,254,562    1,528,735
   Leveraged AllCap Portfolio.......................    16,090     34.78     543,687      559,603
Variable Insurance Products Fund (VIP):
   Fidelity VIP Overseas Portfolio..................    32,573     20.44     493,005      665,798
   Fidelity VIP Growth Portfolio....................    15,514     33.29     466,541      516,454
   Fidelity VIP Money Market Portfolio..............   740,575      1.00     740,575      740,575
Variable Insurance Products II Fund (VIP II):
   Fidelity VIP II Contrafund Portfolio.............    13,662     30.69     339,377      419,300
   Fidelity VIP II Investment Grade Bond Portfolio..   194,519     12.76   2,468,063    2,482,063
Variable Insurance Products III Fund (VIP III):
   Fidelity VIP III Mid Cap Portfolio...............    26,564     35.11     840,424      932,659
Janus Aspen Series
   International Growth Portfolio...................    19,646     35.53     382,811      698,014
   Small Company Value Portfolio....................        33     16.44         493          541
Lord Abbett Series Fund, Inc.:
   America's Value Portfolio........................        38     13.93         509          528
   Bond Debenture Portfolio.........................        80     11.49         940          914
   Growth and Income Portfolio......................   113,190     26.16   3,036,327    2,961,040
   Mid-Cap Value Portfolio..........................       255     21.09       5,404        5,370
T. Rowe Price Equity Series, Inc.:
   Blue Chip Growth Portfolio.......................    41,188      9.62     381,142      396,228
   Equity Income Portfolio II.......................     1,062     21.76      22,802       23,103
   Health Sciences Portfolio II.....................        66     11.62         645          771
   Personal Strategy Balanced Portfolio.............    63,552     18.41   1,147,128    1,169,991
Vanguard Variable Insurance Fund:
   Mid-Cap Index Portfolio..........................       381     18.35       6,530        6,997
   REIT Index Portfolio.............................       120     20.26       2,382        2,423
   Total Bond Market Index Portfolio................        44     11.21         493          496
   Total Stock Market Index Portfolio...............        36     29.51       1,003        1,052
   Small Company Growth Portfolio...................       107     19.61       1,988        2,092
   Capital Growth Portfolio.........................        34     16.01         498          551
                                                                         -----------  -----------
Net Assets..........................................                     $16,877,598  $18,371,385
                                                                         ===========  ===========

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

              STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                     For the year ended December 31, 2005

                                                                            Investors Mark Series Fund, Inc.
                                                         ----------------------------------------------------------------------
                                                                        Growth       Large      Small      Large    Intermediate
                                                                          and         Cap        Cap        Cap        Fixed
                                                          Balanced*     Income*      Value*    Equity*    Growth*     Income*
                                                         -----------  -----------  ---------  ---------  ---------  ------------
Net investment income (loss):
   Ordinary dividend income............................. $    12,405  $    36,798  $   5,919  $      --  $   2,716  $    56,493
   Coverage charges retained by BMA.....................      (8,323)     (16,842)    (5,382)    (3,445)    (3,122)     (16,454)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Net investment income (loss)............................       4,082       19,956        537     (3,445)      (406)      40,039
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment
    transactions........................................      46,982     (112,409)    17,273     (6,806)  (173,947)     (59,079)
   Capital gains distribution...........................     185,187      457,440    112,270         --         --        1,760
   Increase (decrease) in unrealized
    appreciation on investments.........................    (264,666)    (462,205)  (140,657)   (14,071)   154,699       34,749
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Net realized and unrealized gain (loss) on
 investments............................................     (32,497)    (117,174)   (11,114)   (20,877)   (19,248)     (22,570)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Increase (decrease) in net assets resulting from
 operations.............................................     (28,415)     (97,218)   (10,577)   (24,322)   (19,654)      17,469
Capital share transactions:
   Deposits.............................................          --           --        105         --         --           --
   Surrenders and death benefits........................    (316,761)    (310,819)   (50,520)   (33,363)   (63,461)    (164,290)
   Contract maintenance charges.........................        (102)        (534)      (132)      (111)       (68)        (253)
   Transfers between subaccounts, including fixed
    interest account....................................  (1,121,590)  (2,245,631)  (718,239)  (494,994)  (372,275)  (2,179,791)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  (1,438,453)  (2,556,984)  (768,786)  (528,468)  (435,804)  (2,344,334)
                                                         -----------  -----------  ---------  ---------  ---------  -----------
Increase (decrease) in net assets.......................  (1,466,868)  (2,654,202)  (779,363)  (552,790)  (455,458)  (2,326,865)
Net assets--beginning of year...........................   1,466,868    2,654,202    779,363    552,790    455,458    2,326,865
                                                         -----------  -----------  ---------  ---------  ---------  -----------
      Net assets--end of year........................... $        --  $        --  $      --  $      --  $      --  $        --
                                                         ===========  ===========  =========  =========  =========  ===========

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                                                        Dreyfus Variable  Dreyfus Investment
                                            Investors Mark Series Fund, Inc.            Investment Fund       Portfolios
                                            -------------------------------             ---------------- --------------------
                                                                              Dreyfus                               Small Cap
                                                                   Global      Stock      Disciplined     Emerging    Stock
                                             Mid Cap     Money      Fixed      Index         Stock        Leaders     Index
                                             Equity*    Market*    Income*     Fund        Portfolio*    Portfolio* Portfolio*
                                            ---------  ---------  ---------  ---------  ---------------- ---------- ----------
Net investment income (loss):
   Ordinary dividend income................ $   1,791  $   6,009  $  57,700  $  14,020      $     --      $     --    $   --
   Coverage charges retained by
    BMA....................................    (6,515)    (3,573)    (2,722)   (11,642)       (3,208)       (2,665)      (18)
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Net investment income (loss)...............    (4,724)     2,436     54,978      2,378        (3,208)       (2,665)      (18)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on
    investment transactions................   (76,766)        --    (16,903)   (29,365)       (3,801)       (1,294)        1
   Capital gains distribution..............   263,096         --         --         --            --            --        --
   Increase (decrease) in unrealized
    appreciation on investments............  (142,782)        --    (29,974)    55,331        18,780        17,055       191
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Net realized and unrealized gain (loss) on
 investments...............................    43,548         --    (46,877)    25,966        14,979        15,761       192
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Increase (decrease) in net assets resulting
 from operations...........................    38,824      2,436      8,101     28,344        11,771        13,096       174
Capital share transactions:
   Deposits................................        --    357,640      1,470      4,710            --           500       500
   Surrenders and death benefits...........   (42,921)   (33,428)   (43,123)  (144,135)      (22,440)      (33,747)       --
   Contract maintenance charges............      (133)       (72)       (32)      (314)          (90)          (54)       --
   Transfers between subaccounts,
    including fixed interest account.......  (759,584)  (840,098)  (351,990)    20,415        16,995       528,502     2,499
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Increase (decrease) in net assets resulting
 from capital share transactions...........  (802,638)  (515,958)  (393,675)  (119,324)       (5,535)      495,201     2,999
                                            ---------  ---------  ---------  ---------      --------      --------    ------
Increase (decrease) in net assets..........  (763,814)  (513,522)  (385,574)   (90,980)        6,236       508,297     3,173
Net assets--beginning of year..............   763,814    513,522    385,574    953,955       228,860            --        --
                                            ---------  ---------  ---------  ---------      --------      --------    ------
      Net assets--end of year.............. $      --  $      --  $      --  $ 862,975      $235,096      $508,297    $3,173
                                            =========  =========  =========  =========      ========      ========    ======

--------
    *See Note 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                                                                                    American
                                                                                                      Lazard        Century
                                                                                                    Retirement      Variable
                                                        AIM Variable Investment Funds              Series, Inc. Portfolios, Inc.
                                            -----------------------------------------------------  ------------ ----------------
                                                                      AIM VI--Capital               Retirement     VP Income
                                            AIM VI--High AIM VI--Core   Development   AIM VI--Core  Small Cap       & Growth
                                             Yield Fund  Stock Fund*       Fund*      Equity Fund*  Portfolio         Fund
                                            ------------ ------------ --------------- ------------ ------------ ----------------
Net investment income (loss):
   Ordinary dividend income................   $ 20,435     $  1,602       $   --          $ 14      $       --     $   8,408
   Coverage charges retained by
    BMA....................................     (2,753)      (5,035)         (19)          (11)        (13,698)       (5,845)
                                              --------     --------       ------          ----      ----------     ---------
Net investment income (loss)...............     17,682       (3,433)         (19)            3         (13,698)        2,563
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on
    investment transactions................      5,217      (10,844)          (3)           --          32,444        11,716
   Capital gains distribution..............         --           --           --            --          73,903            --
   Increase (decrease) in unrealized
    appreciation on investments............    (19,575)      23,485           98            40         (65,833)          821
                                              --------     --------       ------          ----      ----------     ---------
Net realized and unrealized gain (loss) on
 investments...............................    (14,358)      12,641           95            40          40,514        12,537
                                              --------     --------       ------          ----      ----------     ---------
Increase (decrease) in net assets resulting
 from operations...........................      3,324        9,208           76            43          26,816        15,100
Capital share transactions:
   Deposits................................      8,335        3,032          500           500          10,262         1,215
   Surrenders and death benefits...........    (54,100)     (42,200)        (325)           --        (106,214)     (111,545)
   Contract maintenance charges............       (129)        (134)          --            --            (252)         (214)
   Transfers between subaccounts,
    including fixed interest
    account................................     65,745       40,734        1,173           405          79,741        98,876
                                              --------     --------       ------          ----      ----------     ---------
Increase (decrease) in net assets resulting
 from capital share transactions...........     19,851        1,432        1,348           905         (16,463)      (11,668)
                                              --------     --------       ------          ----      ----------     ---------
Increase (decrease) in net assets..........     23,175       10,640        1,424           948          10,353         3,432
Net assets--beginning of year..............    204,464      364,590           --            --       1,014,223       427,893
                                              --------     --------       ------          ----      ----------     ---------
      Net assets--end of year..............   $227,639     $375,230       $1,424          $948      $1,024,576     $ 431,325
                                              ========     ========       ======          ====      ==========     =========

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                              American Century                                       Variable
                                                                  Variable                                           Insurance
                                                              Portfolios, Inc.        The Alger American Fund      Products Fund
                                                            -------------------  --------------------------------  -------------
                                                                                              MidCap    Leveraged  Fidelity VIP
                                                             VP Value   VP Ultra   Growth     Growth      AllCap     Overseas
                                                               Fund      Fund*   Portfolio* Portfolio*  Portfolio*   Portfolio
                                                            ----------  -------- ---------- ----------  ---------- -------------
Net investment income (loss):
   Ordinary dividend income................................ $   11,490    $ --   $   1,103  $       --  $      --    $  3,122
   Coverage charges retained by BMA........................    (16,168)     (7)     (5,762)    (19,284)    (8,308)     (9,296)
                                                            ----------    ----   ---------  ----------  ---------    --------
Net investment income (loss)...............................     (4,678)     (7)     (4,659)    (19,284)    (8,308)     (6,174)
Net realized and unrealized gain (loss)
 on investments:
   Net realized gain (loss) on
    investment transactions................................     34,391      --     (10,960)    (84,704)   (47,322)      9,925
   Capital gains distribution..............................    132,947      --          --      62,019         --       3,122
   Increase (decrease) in unrealized
    appreciation on investments............................   (119,116)     52      54,873     166,614    126,086      97,144
                                                            ----------    ----   ---------  ----------  ---------    --------
Net realized and unrealized gain (loss)
 on investments............................................     48,222      52      43,913     143,929     78,764     110,191
                                                            ----------    ----   ---------  ----------  ---------    --------
Increase (decrease) in net assets resulting from operations     43,544      45      39,254     124,645     70,456     104,017
Capital share transactions:
   Deposits................................................     15,134     500          --      13,461         --       7,189
   Surrenders and death benefits...........................   (202,196)     --    (118,475)   (259,420)  (127,015)    (97,594)
   Contract maintenance charges............................       (340)     --        (129)       (226)      (148)       (192)
   Transfers between subaccounts,
    including fixed interest account.......................     25,714      --     (37,042)    (10,514)   (33,407)     54,784
                                                            ----------    ----   ---------  ----------  ---------    --------
Increase (decrease) in net assets
 resulting from capital share
 transactions..............................................   (161,688)    500    (155,646)   (256,699)  (160,570)    (35,813)
                                                            ----------    ----   ---------  ----------  ---------    --------
Increase (decrease) increase in net
 assets....................................................   (118,144)    545    (116,392)   (132,054)   (90,114)     68,204
Net assets--beginning of year..............................  1,331,048      --     488,347   1,660,789    649,717     597,594
                                                            ----------    ----   ---------  ----------  ---------    --------
     Net assets--end of year............................... $1,212,904    $545   $ 371,955  $1,528,735  $ 559,603    $665,798
                                                            ==========    ====   =========  ==========  =========    ========

--------
    *See Note 1


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                                                            Variable
                                                                                           Insurance
                                              Variable Insurance      Variable Insurance    Products
                                                 Products Fund         Products Fund II     Fund III     Janus Aspen Series
                                            ----------------------  ---------------------  ---------- -----------------------
                                                                                Fidelity
                                                          Fidelity               VIP II
                                                            VIP      Fidelity  Investment   Fidelity                  Small
                                            Fidelity VIP   Money      VIP II     Grade      VIP III   International  Company
                                               Growth      Market   Contrafund    Bond      Mid Cap      Growth       Value
                                             Portfolio   Portfolio* Portfolio  Portfolio*  Portfolio*   Portfolio   Portfolio*
                                            ------------ ---------- ---------- ----------  ---------- ------------- ----------
Net investment income (loss):
   Ordinary dividend income................   $  1,332    $ 10,026  $     459  $       --   $     --    $   7,909      $ --
   Coverage charges retained by
    BMA....................................     (6,828)     (3,923)    (4,083)    (15,525)    (6,401)      (9,323)       (7)
                                              --------    --------  ---------  ----------   --------    ---------      ----
Net investment income (loss)...............     (5,496)      6,103     (3,624)    (15,525)    (6,401)      (1,414)       (7)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on
    investment transactions................     (8,334)         --     44,947        (992)     6,812      165,458         1
   Capital gains distribution..............         --          --         66          --         --           --        --
   Increase (decrease) in unrealized
    appreciation on investments............     36,214          --     15,451      14,001     92,235       16,241        47
                                              --------    --------  ---------  ----------   --------    ---------      ----
Net realized and unrealized gain (loss) on
 investments...............................     27,880          --     60,464      13,009     99,047      181,699        48
                                              --------    --------  ---------  ----------   --------    ---------      ----
Increase (decrease) in net assets resulting
 from operations...........................     22,384       6,103     56,840      (2,516)    92,646      180,285        41
Capital share transactions:
   Deposits................................      1,503     365,299      2,140      61,755      4,356        7,909       500
   Surrenders and death benefits...........    (20,553)    (86,514)  (114,003)   (153,581)   (28,401)    (223,937)       --
   Contract maintenance charges............       (110)       (100)      (141)       (404)      (124)        (244)       --
   Transfers between subaccounts,
    including fixed interest
    account................................     (4,467)    455,787    137,285   2,576,809    864,182      (35,316)       --
                                              --------    --------  ---------  ----------   --------    ---------      ----
Increase (decrease) in net assets resulting
 from capital share transactions...........    (23,627)    734,472     25,281   2,484,579    840,013     (251,588)      500
                                              --------    --------  ---------  ----------   --------    ---------      ----
Increase (decrease) in net assets..........     (1,243)    740,575     82,121   2,482,063    932,659      (71,303)      541
Net assets--beginning of year..............    517,697          --    337,179          --         --      769,317        --
                                              --------    --------  ---------  ----------   --------    ---------      ----
      Net assets--end of year..............   $516,454    $740,575  $ 419,300  $2,482,063   $932,659    $ 698,014      $541
                                              ========    ========  =========  ==========   ========    =========      ====

--------
    *See Note 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                                   Lord Abbett Series Fund, Inc.           T. Rowe Price Equity Series, Inc.
                                            -------------------------------------------  -------------------------------------
                                            America's     Bond    Growth and   Mid-Cap   Blue Chip     Equity        Health
                                              Value    Debenture    Income      Value      Growth      Income       Sciences
                                            Portfolio* Portfolio* Portfolio*  Portfolio* Portfolio* Portfolio II* Portfolio II*
                                            ---------- ---------- ----------  ---------- ---------- ------------- -------------
Net investment income (loss):
   Ordinary dividend income................    $ 11      $  44    $   28,372    $   23    $    413     $   115        $  --
   Coverage charges retained by BMA........      (7)       (12)      (17,871)      (28)     (2,255)       (295)         (16)
                                               ----      -----    ----------    ------    --------     -------        -----
Net investment income (loss)...............       4         32        10,501        (5)     (1,842)       (180)         (16)
Net realized and unrealized gain (loss) on
 investments:
   Net realized (loss) gain on
    investment transactions................      --         (4)        3,275        (7)       (310)          3           17
   Capital gains distribution..............       5         10       173,348       314          --         925           --
   Increase (decrease) in unrealized
    appreciation on investments............      19        (25)      (75,287)      (35)     15,086         300          126
                                               ----      -----    ----------    ------    --------     -------        -----
Net realized and unrealized gain (loss) on
 investments...............................      24        (19)      101,336       272      14,776       1,228          143
                                               ----      -----    ----------    ------    --------     -------        -----
Increase (decrease) in net assets resulting
 from operations...........................      28         13       111,837       267      12,934       1,048          127
Capital share transactions:
   Deposits................................     500        500        22,159       500         500         500          500
   Surrenders and death benefits...........      --       (409)     (111,986)     (328)    (11,125)         --         (406)
   Contract maintenance charges............      --         --          (340)       --         (92)         --           --
   Transfers between subaccounts,
    including fixed interest account.......      --        810     2,939,370     4,931     394,011      21,555          550
                                               ----      -----    ----------    ------    --------     -------        -----
Increase (decrease) in net assets resulting
 from capital share transactions...........     500        901     2,849,203     5,103     383,294      22,055          644
                                               ----      -----    ----------    ------    --------     -------        -----
Increase (decrease) in net assets..........     528        914     2,961,040     5,370     396,228      23,103          771
Net assets--beginning of year..............      --         --            --        --          --          --           --
                                               ----      -----    ----------    ------    --------     -------        -----
      Net assets--end of year..............    $528      $ 914    $2,961,040    $5,370    $396,228     $23,103        $ 771
                                               ====      =====    ==========    ======    ========     =======        =====

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2005

                                            T. Rowe
                                          Price Equity
                                          Series, Inc.                 Vanguard Variable Insurance Fund
                                          ------------ ----------------------------------------------------------------
                                                                               Total      Total
                                            Personal                            Bond      Stock      Small
                                            Strategy    Mid-Cap      REIT      Market     Market    Company    Capital
                                            Balanced     Index      Index      Index      Index      Growth     Growth
                                           Portfolio*  Portfolio* Portfolio* Portfolio* Portfolio* Portfolio* Portfolio*
                                          ------------ ---------- ---------- ---------- ---------- ---------- ----------
Net investment income (loss):
   Ordinary dividend income..............  $   10,076    $   --     $   --      $ --      $   --     $   --      $ --
   Coverage charges retained by BMA......      (6,799)      (44)       (17)       (7)         (2)       (13)       (2)
                                           ----------    ------     ------      ----      ------     ------      ----
Net investment income (loss).............       3,277       (44)       (17)       (7)         (2)       (13)       (2)
Net realized and unrealized gain (loss)
 on investments:
   Net realized gain on investment
    transactions.........................         576         2          3        --          --          1        --
   Capital gains distribution............      10,031        --         --        --          --         --        --
   Increase (decrease) in unrealized
    appreciation on investments..........      22,863       467         42         3          49        103        53
                                           ----------    ------     ------      ----      ------     ------      ----
Net realized and unrealized gain (loss)
 on investments..........................      33,470       469         45         3          49        104        53
                                           ----------    ------     ------      ----      ------     ------      ----
Increase (decrease) in net assets
 resulting from operations...............      36,747       425         28        (4)         47         91        51
Capital share transactions:
   Deposits..............................      15,615        --        500        --          --         --        --
   Surrenders and death benefits.........     (30,128)       --         --        --          --         --        --
   Contract maintenance charges..........        (211)       --         --        --          --         --        --
   Transfers between subaccounts,
    including fixed interest account.....   1,147,968     6,572      1,895       500       1,005      2,001       500
                                           ----------    ------     ------      ----      ------     ------      ----
Increase (decrease) in net assets
 resulting from capital share
 transactions............................   1,133,244     6,572      2,395       500       1,005      2,001       500
                                           ----------    ------     ------      ----      ------     ------      ----
Increase (decrease) in net assets........   1,169,991     6,997      2,423       496       1,052      2,092       551
Net assets--beginning of year............          --        --         --        --          --         --        --
                                           ----------    ------     ------      ----      ------     ------      ----
     Net assets--end of year.............  $1,169,991    $6,997     $2,423      $496      $1,052     $2,092      $551
                                           ==========    ======     ======      ====      ======     ======      ====

--------
    *See Note 1


                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2004

                                                                             Investors Mark Series Fund, Inc.
                                                            -----------------------------------------------------------------
                                                                          Growth      Large    Small     Large    Intermediate
                                                                           and         Cap      Cap       Cap        Fixed
                                                             Balanced     Income      Value    Equity    Growth      Income
                                                            ----------  ----------  --------  --------  --------  ------------
Net investment income (loss):
   Ordinary dividend income................................ $   23,217  $      423  $ 10,822  $     --  $     --   $   87,302
   Coverage charges retained by BMA........................    (15,909)    (30,010)   (8,507)   (7,326)   (6,468)     (29,181)
                                                            ----------  ----------  --------  --------  --------   ----------
Net investment income (loss)...............................      7,308     (29,587)    2,315    (7,326)   (6,468)      58,121
Net realized and unrealized gain (loss) on investments:
   Net realized (loss) gain on investment
    transactions...........................................     25,722      14,190     5,864    (8,766)  (66,484)       8,918
   Capital gains distribution..............................        670          --        --        --        --       50,418
   Increase (decrease) in unrealized appreciation on
    investments............................................    187,676     282,327    90,935    68,025    56,404      (45,512)
                                                            ----------  ----------  --------  --------  --------   ----------
Net realized and unrealized gain (loss) on
 investments...............................................    214,068     296,517    96,799    59,259   (10,080)      13,824
                                                            ----------  ----------  --------  --------  --------   ----------
Increase (decrease) in net assets resulting from operations    221,376     266,930    99,114    51,933   (16,548)      71,945
Capital share transactions:
   Deposits................................................         --      12,500    13,783     6,891    13,783           --
   Surrenders and death benefits...........................   (106,116)   (143,306)  (38,242)  (63,960)  (74,248)    (315,361)
   Contract maintenance charges............................       (415)       (888)     (207)     (210)     (197)        (620)
   Transfers between subaccounts, including fixed
    interest account.......................................    239,615     208,028     4,883    11,149     8,242      120,893
                                                            ----------  ----------  --------  --------  --------   ----------
Increase (decrease) in net assets resulting from capital
 share transactions........................................    133,084      76,334   (19,783)  (46,130)  (52,420)    (195,088)
                                                            ----------  ----------  --------  --------  --------   ----------
Increase (decrease) in net assets..........................    354,460     343,264    79,331     5,803   (68,968)    (123,143)
Net assets--beginning of year..............................  1,112,408   2,310,938   700,032   546,987   524,426    2,450,008
                                                            ----------  ----------  --------  --------  --------   ----------
      Net assets--end of year.............................. $1,466,868  $2,654,202  $779,363  $552,790  $455,458   $2,326,865
                                                            ==========  ==========  ========  ========  ========   ==========

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2004

                                                                                                      Dreyfus
                                                                                                     Variable
                                                                                                    Investment
                                                         Investors Mark Series Fund, Inc.              Fund
                                                         ------------------------------             -----------
                                                                                           Dreyfus               INVESCO
                                                            Mid                  Global     Stock   Disciplined  VIF High
                                                            Cap        Money     Fixed      Index      Stock      Yield
                                                           Equity      Market    Income     Fund     Portfolio    Fund*
                                                         ---------   ---------  --------  --------  ----------- ---------
Net investment income (loss):
   Ordinary dividend income............................. $     374   $   4,406  $     --  $ 16,401   $  3,010   $  23,967
   Coverage charges retained by BMA.....................    (9,980)     (6,903)   (4,527)  (10,542)    (2,632)       (824)
                                                         ---------   ---------  --------  --------   --------   ---------
Net investment income (loss)............................    (9,606)     (2,497)   (4,527)    5,859        378      23,143
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on investment transactions..    24,165          --     2,005   (16,815)    (1,506)     (8,133)
   Capital gains distribution...........................    53,240          --        --        --         --          --
   Increase (decrease) in unrealized appreciation on
    investments.........................................    38,983          --    10,976    93,061     15,186     (11,782)
                                                         ---------   ---------  --------  --------   --------   ---------
Net realized and unrealized gain (loss) on investments..   116,388          --    12,981    76,246     13,680     (19,915)
                                                         ---------   ---------  --------  --------   --------   ---------
Increase (decrease) in net assets resulting from
 operations.............................................   106,782      (2,497)    8,454    82,105     14,058       3,228
Capital share transactions:
   Deposits.............................................        --     354,436    27,500       170     10,000          --
   Surrenders and death benefits........................   (65,925)    (64,914)   (8,809)  (41,803)      (211)     (2,888)
   Contract maintenance charges.........................      (324)       (189)      (72)     (334)      (102)        (33)
   Transfers between subaccounts, including fixed
    interest account....................................   (36,800)   (345,673)   24,872    21,247       (645)   (199,605)
                                                         ---------   ---------  --------  --------   --------   ---------
Increase (decrease) in net assets resulting from capital
 share transactions.....................................  (103,049)    (56,340)   43,491   (20,720)     9,042    (202,526)
                                                         ---------   ---------  --------  --------   --------   ---------
Increase (decrease) in net assets.......................     3,733     (58,837)   51,945    61,385     23,100    (199,298)
Net assets--beginning of year...........................   760,081     572,359   333,629   892,570    205,760     199,298
                                                         ---------   ---------  --------  --------   --------   ---------
      Net assets--end of year........................... $ 763,814   $ 513,522  $385,574  $953,955   $228,860   $      --
                                                         =========   =========  ========  ========   ========   =========

--------
    *See Note 1



                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                     For the year ended December 31, 2004

                                                                                          American Century
                                                  AIM Variable        Lazard Retirement       Variable          The Alger
                                                Investment Funds        Series, Inc.      Portfolios, Inc.    American Fund
                                            ------------------------  ----------------- --------------------  -------------
                                                                         Retirement     VP Income
                                            AIM VI--High AIM VI--Core     Small Cap     & Growth   VP Value      Growth
                                            Yield Fund*  Stock Fund*      Portfolio       Fund       Fund       Portfolio
                                            ------------ ------------ ----------------- --------- ----------  -------------
Net investment income (loss):
   Ordinary dividend income................   $  5,924     $  3,116      $       --     $  5,045  $   11,989    $     --
   Coverage charges retained by
    BMA....................................     (1,748)      (5,093)        (11,657)      (4,977)    (15,336)     (6,961)
                                              --------     --------      ----------     --------  ----------    --------
Net investment income (loss)...............      4,176       (1,977)        (11,657)          68      (3,347)     (6,961)
Net realized and unrealized gain (loss) on
 investments:
   Net realized gain (loss) on
    investment transactions................      1,233       (9,306)         19,571       (2,966)     24,149     (52,034)
   Capital gains distribution..............         --           --              --           --       9,300          --
   Increase (decrease) in unrealized
    appreciation on investments............     10,037       22,237         116,916       49,066     123,088      78,265
                                              --------     --------      ----------     --------  ----------    --------
Net realized and unrealized gain (loss) on
 investments...............................     11,270       12,931         136,487       46,100     156,537      26,231
                                              --------     --------      ----------     --------  ----------    --------
Increase (decrease) in net assets resulting
 from operations...........................     15,446       10,954         124,830       46,168     153,190      19,270
Capital share transactions:
   Deposits................................     13,783           --              --       30,235      27,565          --
   Surrenders and death benefits...........     (8,290)     (50,133)       (109,306)     (43,365)    (95,109)    (78,289)
   Contract maintenance charges............        (68)        (138)           (275)        (240)       (350)       (171)
   Transfers between subaccounts,
    including fixed interest account.......    183,593       16,862           5,894       21,584      51,375     (11,247)
                                              --------     --------      ----------     --------  ----------    --------
Increase (decrease) in net assets resulting
 from capital share transactions...........    189,018      (33,409)       (103,687)       8,214     (16,519)    (89,707)
                                              --------     --------      ----------     --------  ----------    --------
Increase (decrease) in net assets..........    204,464      (22,455)         21,143       54,382     136,671     (70,437)
Net assets at beginning of year............         --      387,045         993,080      373,511   1,194,377     558,784
                                              --------     --------      ----------     --------  ----------    --------
      Net assets at end of year............   $204,464     $364,590      $1,014,223     $427,893  $1,331,048    $488,347
                                              ========     ========      ==========     ========  ==========    ========

--------
    *SeeNote 1

                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

        STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS--(Concluded)

                     For the year ended December 31, 2004

                                                                            Variable Insurance     Variable Insurance
                                                 The Alger American Fund       Products Fund        Products Fund II
                                                 ----------------------  ------------------------  ------------------
                                                   MidCap     Leveraged  Fidelity VIP Fidelity VIP  Fidelity VIP II
                                                   Growth      AllCap      Overseas      Growth        Contrafund
                                                  Portfolio   Portfolio   Portfolio    Portfolio       Portfolio
                                                 ----------   ---------  ------------ ------------ ------------------
Net investment income (loss):
   Ordinary dividend income..................... $       --   $     --     $  5,597     $    694        $    525
   Coverage charges retained by BMA.............    (20,466)    (8,599)      (7,937)      (6,682)         (3,458)
                                                 ----------   --------     --------     --------        --------
Net investment income (loss)....................    (20,466)    (8,599)      (2,340)      (5,988)         (2,933)
Net realized and unrealized gain (loss) on
 investments:
   Net realized (loss) gain on investment
    transactions................................    (42,134)   (39,420)     (17,938)     (30,380)            548
   Capital gains distribution...................         --         --           --           --              --
   Increase (decrease) in unrealized
    appreciation on investments.................    242,007     91,636       86,218       48,436          41,393
                                                 ----------   --------     --------     --------        --------
Net realized and unrealized gain (loss) on
 investments....................................    199,873     52,216       68,280       18,056          41,941
                                                 ----------   --------     --------     --------        --------
Increase (decrease) in net assets resulting from
 operations.....................................    179,407     43,617       65,940       12,068          39,008
Capital share transactions:
   Deposits.....................................      6,891         --        6,891       20,000          30,674
   Surrenders and death benefits................   (125,819)   (65,071)     (65,270)     (61,196)        (12,139)
   Contract maintenance charges.................       (252)      (160)        (174)        (126)           (139)
   Transfers between subaccounts, including
    fixed interest account......................    (26,467)    13,643       51,301       18,946          36,759
                                                 ----------   --------     --------     --------        --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................   (145,647)   (51,588)      (7,252)     (22,376)         55,155
                                                 ----------   --------     --------     --------        --------
Increase (decrease) in net assets...............     33,760     (7,971)      58,688      (10,308)         94,163
Net assets--beginning of year...................  1,627,029    657,688      538,906      528,005         243,016
                                                 ----------   --------     --------     --------        --------
      Net assets--end of year................... $1,660,789   $649,717     $597,594     $517,697        $337,179
                                                 ==========   ========     ========     ========        ========

                                                  Janus Aspen
                                                    Series
                                                 -------------
                                                 International
                                                    Growth
                                                   Portfolio
                                                 -------------
Net investment income (loss):
   Ordinary dividend income.....................   $  6,379
   Coverage charges retained by BMA.............     (9,560)
                                                   --------
Net investment income (loss)....................     (3,181)
Net realized and unrealized gain (loss) on
 investments:
   Net realized (loss) gain on investment
    transactions................................     38,782
   Capital gains distribution...................         --
   Increase (decrease) in unrealized
    appreciation on investments.................     83,498
                                                   --------
Net realized and unrealized gain (loss) on
 investments....................................    122,280
                                                   --------
Increase (decrease) in net assets resulting from
 operations.....................................    119,099
Capital share transactions:
   Deposits.....................................         --
   Surrenders and death benefits................    (53,991)
   Contract maintenance charges.................       (286)
   Transfers between subaccounts, including
    fixed interest account......................    (29,155)
                                                   --------
Increase (decrease) in net assets resulting from
 capital share transactions.....................    (83,432)
                                                   --------
Increase (decrease) in net assets...............     35,667
Net assets--beginning of year...................    733,650
                                                   --------
      Net assets--end of year...................   $769,317
                                                   ========



                      See notes to financial statements.

                        RBC VARIABLE ANNUITY ACCOUNT A

                         NOTES TO FINANCIAL STATEMENTS

  As of December 31, 2005, and for the years ended December 31, 2005 and 2004

1. Organization

   RBC Variable Annuity Account A (formerly known as the BMA Variable Annuity Account A) (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Business Men's Assurance Company of America ("BMA"). The Account name was changed in April 2006. The assets of the Account are legally segregated from those of BMA. BMA is wholly owned by the Liberty Life Insurance Company whose ultimate parent is the Royal Bank of Canada ("RBC"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

   The Account includes two investment products: a variable annuity and an annuity with both fixed and variable portions ("VA 2+2"), which was first offered during 2004. Both of these products also have the option of an additional death benefit. The basic death benefit is equal to the contract value or the annual reset amount. The additional death benefit option provides for an increase to the basic death benefit and includes an additional charge of 20 basis points on the contract value for the variable annuity and 25 basis points on the contract value for VA 2+2.

  Investments

   Apart from the fixed account offered by VA 2+2, the deposits of the Account are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The fixed account offers minimum interest rates that are guaranteed by BMA. Absent any other contract provisions wherein BMA contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

   Investors Mark Series Funds, Inc. ("IMSF"): Balanced, Growth and Income, Large Cap Value, Small Cap Equity, Large Cap Growth, Intermediate Fixed Income, Mid Cap Equity, Money Market, and Global Fixed Income. Effective July 15, 2005, the shares in the IMSF funds were substituted with shares of certain series of other registered investment companies as follows:

IMSF Fund           Substituted with:
---------           -----------------
Balanced            T. Rowe Price Equity Series, Inc.--Personal Strategy Balanced Portfolio
Growth and Income   Lord Abbett Series Fund, Inc.--Growth and Income Portfolio
Large Cap Value     Lord Abbett Series Fund, Inc.--Growth and Income Portfolio
Small Cap Equity    Dreyfus Investment Portfolios--Emerging Leaders Portfolio
Large Cap Growth    T. Rowe Price Equity Series, Inc.--Blue Chip Growth Portfolio
Intermediate Fixed  Variable Insurance Products Fund II--Fidelity VIP II Investment Grade Bond
  Income            Portfolio
Mid Cap Equity      Variable Insurance Products Fund III--Fidelity VIP III Mid Cap Portfolio
Money Market        Variable Insurance Products Fund--Fidelity VIP Money Market Portfolio
Global Fixed Income Variable Insurance Products Fund II--Fidelity VIP II Investment Grade Bond
                    Portfolio

   Dreyfus Stock Index Fund.

   Dreyfus Variable Investment Fund: Disciplined Stock Portfolio. Effective July 15, 2005, the Dreyfus Disciplined Stock Portfolio was discontinued as an investment option. This did not affect existing investments.

                        RBC VARIABLE ANNUITY ACCOUNT A

   Dreyfus Investment Portfolios: Effective May 1, 2005, the Emerging Leaders Portfolio and Small Cap Stock Index Portfolio were added as investment options.

   INVESCO Variable Investment Funds: VIF-High Yield Fund and VIF-Core Equity Fund. Effective April 30, 2004, the portfolios of INVESCO Variable Investment Funds were reorganized under AIM Variable Insurance Funds.

   Lazard Retirement Series, Inc.: Retirement Small Cap Portfolio.

   American Century Variable Portfolios, Inc.: VP Income & Growth Fund and VP Value Fund. Effective May 1, 2005, the VP Ultra Fund was added as an investment option.

   The Alger American Fund: Growth Portfolio, Mid Cap Growth Portfolio and Leveraged AllCap Portfolio. The Alger American Fund portfolios were discontinued as investment options effective July 15, 2005. This did not affect existing investments.

   Variable Insurance Products Fund ("VIP"): Fidelity VIP Overseas Portfolio and Fidelity VIP Growth Portfolio. Effective May 1, 2005, the Fidelity VIP Money Market Portfolio was added as an investment option.

   Variable Insurance Products Fund II ("VIP II"): Fidelity VIP II Contrafund Portfolio. Effective May 1, 2005, the Fidelity VIP II Investment Grade Bond Portfolio was added as an investment option.

   Variable Insurance Products Fund III ("VIP III"): Effective May 1, 2005, the Fidelity VIP III Mid Cap Portfolio was added as an investment option.

   Janus Aspen Series: International Growth Portfolio. Effective May 1, 2005, the Small Company Value Portfolio was added as an investment option.

   AIM Variable Investment Funds: AIM VI--High Yield Fund and AIM VI--Core Stock Fund. Effective May 1, 2005, the AIM VI--Capital Development Fund and AIM VI--Core Equity Fund were added as investment options. Effective
   July 15, 2005, the AIM VI Core Stock Fund was discontinued as an investment option. This did not affect existing investments.

   Lord Abbett Series Fund, Inc.: Effective May 1, 2005, the America's Value Portfolio, Bond Debenture Portfolio, Growth and Income Portfolio and Mid-Cap Value Portfolio were added as investment options.

   T. Rowe Price Equity Series, Inc.: Effective May 1, 2005, the Blue Chip Growth Portfolio, Equity Income Portfolio II, Health Sciences Portfolio II and Personal Strategy Balanced Portfolio were added as investment options.

   Vanguard Variable Insurance Fund.: Effective May 1, 2005, the Mid-Cap Index Portfolio, REIT Index Portfolio, Total Bond Market Index Portfolio, Total Stock Market Index Portfolio, Small Company Growth Portfolio and Capital Growth Portfolio were added as investment options.

  Management of the Funds

   Effective July 15, 2005, BMA substituted the shares of the IMSF portfolios with shares of certain series of other registered investment companies as described above. Prior to the substitution, under the terms of the investment advisory contracts, portfolio investments of the underlying mutual funds of IMSF were made by Investors Mark Advisors, LLC ("IMA"), which is owned by Tamarack Distributors, Inc., an affiliate of BMA whose ultimate parent is RBC. IMA had engaged Standish Mellon Asset Management Company, LLC to provide subadvisory services for the Intermediate Fixed Income Portfolio, the Mid Cap Equity Portfolio, the Money

                        RBC VARIABLE ANNUITY ACCOUNT A

Market Portfolio, and the Global Fixed Income Portfolio. Effective July 1, 2003, The Boston Company Asset Management, LLC became subadvisor for the Mid Cap Equity Portfolio. IMA had engaged Columbia Management Advisors to provide subadvisory services for the Small Cap Equity Portfolio and the Large Cap Growth Portfolio. IMA had engaged David L. Babson & Co., Inc. to provide subadvisory services for the Large Cap Value Portfolio. IMA had engaged Lord Abbett to provide subadvisory services for the Growth and Income Portfolio. IMA had engaged Kornitzer Capital Management, Inc. to provide subadvisory services for the Balanced Portfolio.

2. Summary of Significant Accounting Policies

  Investment Valuation

   Investments in mutual fund shares are carried in the statement of net assets at market value based on the net asset value of the underlying mutual funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments. Realized gains and losses represent the difference between the proceeds from sales of shares of mutual funds by the Account and the cost of such shares, which is determined using the first-in, first-out method. Security transactions are accounted for on the trade date, and dividend income from the funds to the Account is recorded on the ex-dividend date and reinvested upon receipt. Capital gain distributions from the mutual funds to the Account also are recorded on the ex-dividend date and reinvested upon receipt.

  Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the operations of BMA, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income or net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by BMA in the future, a charge to the account may be assessed.

  Use of Estimates

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. Variable Annuity Contract Charges

   The Account pays BMA certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by BMA. The following summarizes those amounts:

      Coverage Charges: Mortality and expense risks assumed by BMA are compensated for by a fee equivalent to an annual rate of 1.25% and 1.75% of the average daily value of each contract for variable annuity and VA 2+2 policies, respectively. Both products also offer the option of an additional death benefit. If this option is selected, BMA is compensated by a total fee equivalent to an annual rate of 1.45% and 2.00% of the average daily value of the contract for variable annuity and VA 2+2 policies, respectively. In addition, BMA receives a fund facilitation fee equivalent to 0.20% of the average daily value of the

                        RBC VARIABLE ANNUITY ACCOUNT A
   contract on investments in the Vanguard Variable Insurance Fund. Coverage charges are recognized as a reduction in accumulation unit values.

      Contract Maintenance Charge: The Account deducts an administrative fee of $35 per year for each contract, except for certain contracts based on a minimum account value. The contract maintenance charge is recognized as a redemption of units.

      Other Charges: For variable annuity policies, transfers in excess of 12 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. For VA 2+2 policies, transfers in excess of 20 during the accumulation phase, and in excess of four during the income phase, during a one-year period result in a $25 transfer fee assessment against the contract. When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence. These charges are recognized as a redemption of units.

      Withdrawal Charge: For variable annuity policies, a contingent deferred sales charge is assessed by the Account against certain withdrawals during the first seven years of the contract, declining from 7% in the first year to 1% in the seventh year. For VA 2+2 policies, a contingent deferred sales charge is assessed by the Account against certain withdrawals during the first four years of the contract, declining from 7% in the first year to 5% in the fourth year. This charge is withheld from the proceeds of the withdrawal by BMA with the net amount being remitted to the contractholder. These charges are not recorded in the financial statements of the Account.

4. Purchases and Sales of Investments

   The cost of investments purchased and proceeds from investment securities sold by subaccount were as follows:

                                                  Year ended December 31,
                                                  -----------------------
                                                          2005
                                                  -----------------------
                                                   Cost of     Proceeds
                                                  Purchases   from Sales
                                                  ---------   ----------
          IMSF Balanced.......................... $219,786    $1,468,969
          IMSF Growth and Income.................  538,526     2,618,113
          IMSF Large Cap Value...................  174,793       830,772
          IMSF Small Cap Equity..................   39,738       571,651
          IMSF Large Cap Growth..................   57,331       493,541
          IMSF Intermediate Fixed Income.........  187,029     2,489,564
          IMSF Mid Cap Equity....................  458,270     1,002,536
          IMSF Money Market......................  449,800       963,322
          IMSF Global Fixed Income...............   96,878       435,575
          Dreyfus Stock Index Fund...............   91,405       208,352
          Dreyfus Disciplined Stock Portfolio....   48,188        56,931
          Dreyfus Emerging Leaders Portfolio.....  536,771        44,234
          Dreyfus Small Cap Stock Index Portfolio    2,998            17
          AIM VI--High Yield Fund................  155,088       117,556
          AIM VI--Core Stock Fund................  147,999       150,000
          AIM VI--Capital Development Fund.......    1,671           341

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                      Year ended December 31,
                                                     -------------------------
                                                               2005
                                                     -------------------------
                                                       Cost of   Proceeds from
                                                      Purchases      Sales
                                                     ----------- -------------
  AIM VI--Core Equity Fund.......................... $       919  $        10
  Lazard Retirement Small Cap Portfolio.............     251,956      208,215
  American Century VP Income & Growth Fund..........     209,623      218,728
  American Century VP Value Fund....................     282,007      315,427
  American Century VP Ultra Fund....................         500            7
  Alger American Growth Portfolio...................      31,098      191,402
  Alger American MidCap Growth Portfolio............     173,720      387,683
  Alger American Leveraged AllCap Portfolio.........      62,101      230,979
  Fidelity VIP Overseas Portfolio...................     224,058      262,924
  Fidelity VIP Growth Portfolio.....................     127,673      156,796
  Fidelity VIP Money Market Portfolio...............     998,658      258,083
  Fidelity VIP II Contrafund Portfolio..............     209,209      187,485
  Fidelity VIP II Investment Grade Bond Portfolio...   2,788,392      319,338
  Fidelity VIP III Mid Cap Portfolio................   1,018,371      184,759
  Janus Aspen International Growth Portfolio........     123,605      376,608
  Janus Aspen Small Company Value Portfolio.........         500            7
  Lord Abbett America's Value Portfolio.............         516            7
  Lord Abbett Bond Debenture Portfolio..............       1,363          420
  Lord Abbett Growth and Income Portfolio...........   3,323,780      290,728
  Lord Abbett Mid-Cap Value Portfolio...............       5,768          356
  T. Rowe Price Blue Chip Growth Portfolio..........     420,158       38,706
  T. Rowe Price Equity Income Portfolio II..........      22,881           81
  T. Rowe Price Health Sciences Portfolio II........       1,074          446
  T. Rowe Price Personal Strategy Balanced Portfolio   1,199,116       52,564
  Vanguard Mid-Cap Index Portfolio..................       6,578           49
  Vanguard REIT Index Portfolio.....................       2,900          522
  Vanguard Total Bond Market Index Portfolio........         499            6
  Vanguard Total Stock Market Index Portfolio.......       1,014           11
  Vanguard Small Company Growth Portfolio...........       2,007           20
  Vanguard Capital Growth Portfolio.................         504            6
                                                     -----------  -----------
                                                     $14,696,819  $15,133,847
                                                     ===========  ===========

5. Summary of Unit Transactions

   Account deposits and terminations, withdrawals and expense charges by units follow:

                                                         Number of Units
                                                        ----------------
                                                           Year ended
                                                          December 31,
                                                        ----------------
                                                          2005     2004
                                                        -------  -------
      IMSF Balanced:
         Beginning balance.............................  98,682   88,452
         Deposits......................................   1,252   21,042
         Terminations, withdrawals and expense charges. (99,934) (10,812)
                                                        -------  -------
         Ending balance................................      --   98,682
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        -----------------
                                                            Year ended
                                                           December 31,
                                                        -----------------
                                                          2005      2004
                                                        --------  -------
      IMSF Growth and Income:
         Beginning balance.............................  169,547  164,767
         Deposits......................................      765   17,886
         Terminations, withdrawals and expense charges. (170,312) (13,106)
                                                        --------  -------
         Ending balance................................       --  169,547
                                                        ========  =======
      IMSF Large Cap Value:
         Beginning balance.............................   61,560   63,197
         Deposits......................................    1,530    2,509
         Terminations, withdrawals and expense charges.  (63,090)  (4,146)
                                                        --------  -------
         Ending balance................................       --   61,560
                                                        ========  =======
      IMSF Small Cap Equity:
         Beginning balance.............................   43,756   47,369
         Deposits......................................    1,165    2,596
         Terminations, withdrawals and expense charges.  (44,921)  (6,209)
                                                        --------  -------
         Ending balance................................       --   43,756
                                                        ========  =======
      IMSF Large Cap Growth:
         Beginning balance.............................   48,195   54,171
         Deposits......................................    1,036    4,389
         Terminations, withdrawals and expense charges.  (49,231) (10,365)
                                                        --------  -------
         Ending balance................................       --   48,195
                                                        ========  =======
      IMSF Intermediate Fixed Income:
         Beginning balance.............................  174,082  187,311
         Deposits......................................    6,937    7,972
         Terminations, withdrawals and expense charges. (181,019) (21,201)
                                                        --------  -------
         Ending balance................................       --  174,082
                                                        ========  =======
      IMSF Mid Cap Equity:
         Beginning balance.............................   44,642   51,469
         Deposits......................................    7,800    1,492
         Terminations, withdrawals and expense charges.  (52,442)  (8,319)
                                                        --------  -------
         Ending balance................................       --   44,642
                                                        ========  =======
      IMSF Money Market:
         Beginning balance.............................   45,574   50,655
         Deposits......................................   44,428   38,581
         Terminations, withdrawals and expense charges.  (90,002) (43,662)
                                                        --------  -------
         Ending balance................................       --   45,574
                                                        ========  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        ----------------
                                                           Year ended
                                                          December 31,
                                                        ----------------
                                                          2005     2004
                                                        -------  -------
      IMSF Global Fixed Income:
         Beginning balance.............................  29,589   26,164
         Deposits......................................   3,010    5,597
         Terminations, withdrawals and expense charges. (32,599)  (2,172)
                                                        -------  -------
         Ending balance................................      --   29,589
                                                        =======  =======
      Dreyfus Stock Index Fund:
         Beginning balance.............................  99,861  102,157
         Deposits......................................   2,432    3,044
         Terminations, withdrawals and expense charges. (15,036)  (5,340)
                                                        -------  -------
         Ending balance................................  87,257   99,861
                                                        =======  =======
      Dreyfus Disciplined Stock Portfolio:
         Beginning balance.............................  26,063   24,974
         Deposits......................................   2,389    1,494
         Terminations, withdrawals and expense charges.  (2,927)    (405)
                                                        -------  -------
         Ending balance................................  25,525   26,063
                                                        =======  =======
      Dreyfus Emerging Leaders Portfolio:
         Beginning balance.............................      --       --
         Deposits......................................  53,687       --
         Terminations, withdrawals and expense charges.  (4,245)      --
                                                        -------  -------
         Ending balance................................  49,442       --
                                                        =======  =======
      Dreyfus Small Cap Stock Index Portfolio:
         Beginning balance.............................      --       --
         Deposits......................................     275       --
         Terminations, withdrawals and expense charges.      --       --
                                                        -------  -------
         Ending balance................................     275       --
                                                        =======  =======
      INVESCO VIF--High Yield Fund:
         Beginning balance.............................      --   21,207
         Deposits......................................      --    1,613
         Terminations, withdrawals and expense charges.      --  (22,820)
                                                        -------  -------
         Ending balance................................      --       --
                                                        =======  =======
      AIM VI--High Yield Fund:
         Beginning balance.............................  19,003       --
         Deposits......................................   8,958   25,456
         Terminations, withdrawals and expense charges.  (7,137)  (6,453)
                                                        -------  -------
         Ending balance................................  20,824   19,003
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                         ---------------
                                                            Year ended
                                                           December 31,
                                                         ---------------
                                                           2005    2004
                                                         -------  ------
       AIM VI--Core Stock Fund:
          Beginning balance.............................  34,729  37,953
          Deposits......................................   4,754   2,022
          Terminations, withdrawals and expense charges.  (4,465) (5,246)
                                                         -------  ------
          Ending balance................................  35,018  34,729
                                                         =======  ======
       AIM VI--Capital Development Fund:
          Beginning balance.............................      --      --
          Deposits......................................     152      --
          Terminations, withdrawals and expense charges.     (30)     --
                                                         -------  ------
          Ending balance................................     122      --
                                                         =======  ======
       AIM VI--Core Equity Fund:
          Beginning balance.............................      --      --
          Deposits......................................      88      --
          Terminations, withdrawals and expense charges.      --      --
                                                         -------  ------
          Ending balance................................      88      --
                                                         =======  ======
       Lazard Retirement Small Cap Portfolio:
          Beginning balance.............................  56,186  62,296
          Deposits......................................   7,991   1,501
          Terminations, withdrawals and expense charges.  (8,050) (7,611)
                                                         -------  ------
          Ending balance................................  56,127  56,186
                                                         =======  ======
       American Century VP Income and Growth Fund:
          Beginning balance.............................  41,321  40,377
          Deposits......................................   9,384   5,983
          Terminations, withdrawals and expense charges. (10,699) (5,039)
                                                         -------  ------
          Ending balance................................  40,006  41,321
                                                         =======  ======
       American Century VP Value Fund:
          Beginning balance.............................  84,466  85,405
          Deposits......................................   5,179   7,778
          Terminations, withdrawals and expense charges. (14,835) (8,717)
                                                         -------  ------
          Ending balance................................  74,810  84,466
                                                         =======  ======
       American Century VP Ultra Fund:
          Beginning balance.............................      --      --
          Deposits......................................      49      --
          Terminations, withdrawals and expense charges.      --      --
                                                         -------  ------
          Ending balance................................      49      --
                                                         =======  ======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                        ----------------
                                                           Year ended
                                                          December 31,
                                                        ----------------
                                                          2005     2004
                                                        -------  -------
      Alger American Growth Portfolio:
         Beginning balance.............................  73,345   87,390
         Deposits......................................   2,009    3,890
         Terminations, withdrawals and expense charges. (24,914) (17,935)
                                                        -------  -------
         Ending balance................................  50,440   73,345
                                                        =======  =======
      Alger American MidCap Growth Portfolio:
         Beginning balance............................. 164,993  180,427
         Deposits......................................   8,900    7,615
         Terminations, withdrawals and expense charges. (34,000) (23,049)
                                                        -------  -------
         Ending balance................................ 139,893  164,993
                                                        =======  =======
      Alger American Leveraged AllCap Portfolio:
         Beginning balance............................. 106,798  115,509
         Deposits......................................   3,762    7,390
         Terminations, withdrawals and expense charges. (29,182) (16,101)
                                                        -------  -------
         Ending balance................................  81,378  106,798
                                                        =======  =======
      Fidelity VIP Overseas Portfolio:
         Beginning balance.............................  73,325   74,100
         Deposits......................................  16,622   10,467
         Terminations, withdrawals and expense charges. (21,232) (11,242)
                                                        -------  -------
         Ending balance................................  68,715   73,325
                                                        =======  =======
      Fidelity VIP Growth Portfolio:
         Beginning balance.............................  81,507   84,964
         Deposits......................................  11,047    8,214
         Terminations, withdrawals and expense charges. (15,457) (11,671)
                                                        -------  -------
         Ending balance................................  77,097   81,507
                                                        =======  =======
      Fidelity VIP Money Market Portfolio:
         Beginning balance.............................      --       --
         Deposits......................................  95,678       --
         Terminations, withdrawals and expense charges. (22,397)      --
                                                        -------  -------
         Ending balance................................  73,281       --
                                                        =======  =======
      Fidelity VIP II Contrafund Portfolio:
         Beginning balance.............................  32,193   26,385
         Deposits......................................  12,970    8,335
         Terminations, withdrawals and expense charges. (10,513)  (2,527)
                                                        -------  -------
         Ending balance................................  34,650   32,193
                                                        =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                         ---------------
                                                            Year ended
                                                           December 31,
                                                         ---------------
                                                           2005    2004
                                                         -------  ------
       Fidelity VIP II Investment Grade Bond Portfolio:
          Beginning balance.............................      --      --
          Deposits...................................... 266,256      --
          Terminations, withdrawals and expense charges. (17,984)     --
                                                         -------  ------
          Ending balance................................ 248,272      --
                                                         =======  ======
       Fidelity VIP III Mid Cap Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................  88,746      --
          Terminations, withdrawals and expense charges.  (4,847)     --
                                                         -------  ------
          Ending balance................................  83,899      --
                                                         =======  ======
       Janus Aspen International Growth Portfolio:
          Beginning balance.............................  45,313  50,761
          Deposits......................................     917   1,430
          Terminations, withdrawals and expense charges. (13,932) (6,878)
                                                         -------  ------
          Ending balance................................  32,298  45,313
                                                         =======  ======
       Janus Aspen Small Company Value Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      49      --
          Terminations, withdrawals and expense charges.      --      --
                                                         -------  ------
          Ending balance................................      49      --
                                                         =======  ======
       Lord Abbett America's Value Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      49      --
          Terminations, withdrawals and expense charges.      --      --
                                                         -------  ------
          Ending balance................................      49      --
                                                         =======  ======
       Lord Abbett Bond Debenture Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................     128      --
          Terminations, withdrawals and expense charges.     (40)     --
                                                         -------  ------
          Ending balance................................      88      --
                                                         =======  ======
       Lord Abbett Growth and Income Portfolio:
          Beginning balance.............................      --      --
          Deposits...................................... 303,698      --
          Terminations, withdrawals and expense charges. (18,576)     --
                                                         -------  ------
          Ending balance................................ 285,122      --
                                                         =======  ======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                         ----------------
                                                            Year ended
                                                           December 31,
                                                         ----------------
                                                           2005    2004
                                                         -------  -------
       Lord Abbett Mid-Cap Value Portfolio:
          Beginning balance.............................      --       --
          Deposits......................................     504       --
          Terminations, withdrawals and expense charges.     (31)      --
                                                         -------  -------
          Ending balance................................     473       --
                                                         =======  =======
       T. Rowe Price Blue Chip Growth Portfolio:
          Beginning balance.............................      --       --
          Deposits......................................  40,154       --
          Terminations, withdrawals and expense charges.  (1,979)      --
                                                         -------  -------
          Ending balance................................  38,175       --
                                                         =======  =======
       T. Rowe Price Equity Income Portfolio II:
          Beginning balance.............................      --       --
          Deposits......................................   2,166       --
          Terminations, withdrawals and expense charges.      --       --
                                                         -------  -------
          Ending balance................................   2,166       --
                                                         =======  =======
       T. Rowe Price Health Sciences Portfolio II:
          Beginning balance.............................      --       --
          Deposits......................................      98       --
          Terminations, withdrawals and expense charges.     (35)      --
                                                         -------  -------
          Ending balance................................      63       --
                                                         =======  =======
       T. Rowe Price Personal Strategy Balance Portfolio
          Beginning balance.............................      --       --
          Deposits...................................... 116,214       --
          Terminations, withdrawals and expense charges.  (2,989)      --
                                                         -------  -------
          Ending balance................................ 113,225       --
                                                         =======  =======
       Vanguard Mid-Cap Index Portfolio:
          Beginning balance.............................      --       --
          Deposits......................................     592       --
          Terminations, withdrawals and expense charges.      --       --
                                                         -------  -------
          Ending balance................................     592       --
                                                         =======  =======
       Vanguard REIT Index Portfolio:
          Beginning balance.............................      --       --
          Deposits......................................     212       --
          Terminations, withdrawals and expense charges.      --       --
                                                         -------  -------
          Ending balance................................     212       --
                                                         =======  =======

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                         Number of Units
                                                         ---------------
                                                           Year ended
                                                          December 31,
                                                         ---------------
                                                          2005    2004
                                                         ------- -------
       Vanguard Total Bond Market Index Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      50      --
          Terminations, withdrawals and expense charges.      --      --
                                                         ------- -------
          Ending balance................................      50      --
                                                         ======= =======
       Vanguard Total Stock Market Index Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      95      --
          Terminations, withdrawals and expense charges.      --      --
                                                         ------- -------
          Ending balance................................      95      --
                                                         ======= =======
       Vanguard Small Company Growth Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................     177      --
          Terminations, withdrawals and expense charges.      --      --
                                                         ------- -------
          Ending balance................................     177      --
                                                         ======= =======
       Vanguard Capital Growth Portfolio:
          Beginning balance.............................      --      --
          Deposits......................................      48      --
          Terminations, withdrawals and expense charges.      --      --
                                                         ------- -------
          Ending balance................................      48      --
                                                         ======= =======

6. Unit Fair Value

   The Company sells two different products which have unique combinations of features and fees that are charged against the contract owner's account balance. In addition, both products offer an additional death benefit option. Differences in the fee structures result in four different unit values, expense ratios and total returns. Unit value information and financial ratios for each subaccount are as follows:

                                                               Investment
                                            Unit                 Income     Total
                                    Units   Value   Net Assets   Ratio*   Return***
                                   ------- -------- ---------- ---------- ---------
Year ended December 31, 2005
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced..................      -- $     --  $     --     0.94%     -1.09%
   IMSF Growth and Income.........      --       --        --     1.47%     -2.06%
   IMSF Large Cap Value...........      --       --        --     0.77%     -0.77%
   IMSF Small Cap Equity..........      --       --        --     0.00%     -2.34%
   IMSF Large Cap Growth..........      --       --        --     0.62%     -2.34%
   IMSF Intermediate Fixed Income.      --       --        --     2.40%      0.36%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                              Investment
                                                            Unit                Income     Total
                                                     Units  Value  Net Assets   Ratio*   Return***
                                                    ------- ------ ---------- ---------- ---------
1.25% Expense Ratio** (Continued)
   IMSF Mid Cap Equity.............................      -- $   -- $       --    0.22%      2.31%
   IMSF Money Market...............................      --     --         --    1.20%      0.38%
   IMSF Global Fixed Income........................      --     --         --   14.78%      1.06%
   Dreyfus Stock Index Fund........................  67,505  10.15    685,003    1.57%      3.47%
   Dreyfus Disciplined Stock Portfolio.............  22,853   9.36    213,830    0.00%      4.93%
   Dreyfus Emerging Leaders Portfolio..............  46,984  10.26    482,048    0.00%      1.19%
   AIM VI--High Yield Fund.........................  18,391  10.92    200,761    9.83%      1.49%
   AIM VI--Core Stock Fund.........................  34,696  10.72    371,798    0.43%      2.10%
   Lazard Retirement Small Cap Portfolio...........  50,418  18.64    939,844    0.00%      2.70%
   American Century VP Income and Growth Fund......  31,674  10.91    345,448    2.10%      3.41%
   American Century VP Value Fund..................  67,667  16.36  1,107,136    0.91%      3.74%
   Alger American Growth Portfolio.................  38,484   7.38    283,980    0.25%     10.64%
   Alger American MidCap Growth Portfolio.......... 132,376  10.92  1,445,897    0.00%      8.44%
   Alger American Leveraged AllCap Portfolio.......  80,254   6.88    551,957    0.00%     13.16%
   Fidelity VIP Overseas Portfolio.................  63,006   9.55    601,689    0.50%     17.32%
   Fidelity VIP Growth Portfolio...................  74,665   6.59    492,412    0.26%      4.11%
   Fidelity VIP Money Market Portfolio.............  38,596  10.11    390,105    1.80%      0.50%
   Fidelity VIP II Contrafund Portfolio............  31,293  12.07    377,666    0.12%     15.17%
   Fidelity VIP II Investment Grade Bond Portfolio. 205,728  10.00  2,056,688    0.00%      0.00%
   Fidelity VIP III Mid Cap Portfolio..............  80,074  11.09    887,647    0.00%      5.00%
   Janus Aspen International Growth Portfolio......  28,244  22.19    626,587    1.10%     30.68%
   Lord Abbett Growth and Income Portfolio......... 261,774  10.38  2,717,126    0.97%      1.74%
   T. Rowe Price Blue Chip Growth Portfolio........  36,890  10.35    381,830    0.11%      1.60%
   T. Rowe Price Personal Strategy Balanced
     Portfolio.....................................  89,069  10.32    919,443    0.89%      1.47%
1.45% Expense Ratio**
   IMSF Balanced...................................      --     --         --    0.94%     -1.13%
   IMSF Growth and Income..........................      --     --         --    1.47%     -2.13%
   IMSF Large Cap Value............................      --     --         --    0.77%     -0.82%
   IMSF Small Cap Equity...........................      --     --         --    0.00%     -2.32%
   IMSF Large Cap Growth...........................      --     --         --    0.62%     -2.37%
   IMSF Intermediate Fixed Income..................      --     --         --    2.40%      0.33%
   IMSF Mid Cap Equity.............................      --     --         --    0.22%      2.27%
   IMSF Money Market...............................      --     --         --    1.20%      0.31%
   IMSF Global Fixed Income........................      --     --         --   14.78%      1.05%
   Dreyfus Stock Index Fund........................  15,437   8.43    130,134    1.57%      3.18%
   Dreyfus Disciplined Stock Portfolio.............   2,635   7.91     20,852    0.00%      4.63%
   Dreyfus Emerging Leaders Portfolio..............   1,524  10.25     15,622    0.00%      1.15%
   AIM VI--High Yield Fund.........................     680  10.88      7,399    9.83%      1.21%
   AIM VI--Core Stock Fund.........................      --     --         --    0.43%      0.00%
   Lazard Retirement Small Cap Portfolio...........   3,097  17.77     55,016    0.00%      2.54%
   American Century VP Income and Growth Fund......   3,999   9.26     37,029    2.10%      3.12%
   American Century VP Value Fund..................   4,824  16.53     79,757    0.91%      3.51%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                             Investment
                                                           Unit                Income     Total
                                                    Units  Value  Net Assets   Ratio*   Return***
                                                    ------ ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   Alger American Growth Portfolio................. 11,783 $ 7.30  $ 85,997     0.25%     10.44%
   Alger American MidCap Growth Portfolio..........  6,067  10.80    65,545     0.00%      8.22%
   Alger American Leveraged AllCap Portfolio.......  1,124   6.80     7,646     0.00%     12.77%
   Fidelity VIP Overseas Portfolio.................  2,928   9.45    27,653     0.50%     17.10%
   Fidelity VIP Growth Portfolio...................    451   6.52     2,943     0.26%      3.99%
   Fidelity VIP Money Market Portfolio.............  7,470  10.10    75,427     1.80%      0.46%
   Fidelity VIP II Contrafund Portfolio............    823  11.94     9,822     0.12%     15.03%
   Fidelity VIP II Investment Grade Bond Portfolio. 29,554   9.99   295,184     0.00%     -0.06%
   Fidelity VIP III Mid Cap Portfolio..............  1,400  11.07    15,504     0.00%      4.90%
   Janus Aspen International Growth Portfolio......  1,235  22.06    27,238     1.10%     30.38%
   Lord Abbett Growth and Income Portfolio......... 19,176  10.37   198,858     0.97%      1.70%
   T. Rowe Price Blue Chip Growth Portfolio........    199  10.34     2,061     0.11%      1.56%
   T. Rowe Price Personal Strategy Balanced
     Portfolio..................................... 21,732  10.31   224,125     0.89%      1.42%
Year ended December 31, 2005
Clarity 2+2 Variable Annuity
1.75% Expense Ratio**
   IMSF Balanced...................................     --     --        --     0.94%     -1.29%
   IMSF Growth and Income..........................     --     --        --     1.47%     -2.31%
   IMSF Large Cap Value............................     --     --        --     0.77%     -1.00%
   IMSF Small Cap Equity...........................     --     --        --     0.00%     -2.51%
   IMSF Large Cap Growth...........................     --     --        --     0.62%     -2.56%
   IMSF Intermediate Fixed Income..................     --     --        --     2.40%      0.16%
   IMSF Mid Cap Equity.............................     --     --        --     0.22%      2.08%
   IMSF Money Market...............................     --     --        --     1.20%      0.11%
   IMSF Global Fixed Income........................     --     --        --    14.78%      0.84%
   Dreyfus Stock Index Fund........................  3,811  11.09    42,269     1.57%      3.07%
   Dreyfus Disciplined Stock Portfolio.............     37  11.19       414     0.00%      4.48%
   Dreyfus Emerging Leaders Portfolio..............    885  11.38    10,069     0.00%      9.28%
   Dreyfus Small Cap Stock Index Portfolio.........    226  11.54     2,608     0.00%     10.35%
   AIM VI--High Yield Fund.........................  1,554  11.12    17,281     9.83%      1.09%
   AIM VI--Core Stock Fund.........................    322  10.66     3,432     0.43%      1.72%
   AIM VI--Capital Development Fund................     72  11.70       845     0.00%     11.43%
   AIM VI--Core Equity Fund........................     39  10.79       415     1.79%      5.31%
   Lazard Retirement Small Cap Portfolio...........  1,612  11.39    18,368     0.00%      2.34%
   American Century VP Income and Growth Fund......  4,333  11.27    48,848     2.10%      2.92%
   American Century VP Value Fund..................  1,420  11.23    15,947     0.91%      3.31%
   American Century VP Ultra Fund..................     --  11.03        --     0.00%      6.92%
   Alger American Growth Portfolio.................    173  11.41     1,978     0.25%      3.26%
   Alger American MidCap Growth Portfolio..........    692  11.95     8,265     0.00%     15.46%
   Alger American Leveraged AllCap Portfolio.......     --  11.67        --     0.00%     12.64%
   Fidelity VIP Overseas Portfolio.................  2,307  13.12    30,260     0.50%     16.93%
   Fidelity VIP Growth Portfolio...................  1,044  10.67    11,138     0.26%      3.79%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                             Investment
                                                           Unit                Income     Total
                                                    Units  Value  Net Assets   Ratio*   Return***
                                                    ------ ------ ---------- ---------- ---------
1.75% Expense Ratio** (Continued)
   Fidelity VIP Money Market Portfolio............. 24,557 $10.11  $248,218     1.80%      0.74%
   Fidelity VIP II Contrafund Portfolio............  1,717  12.57    21,584     0.12%     14.79%
   Fidelity VIP II Investment Grade Bond Portfolio. 11,833  10.02   118,614     0.00%      0.13%
   Fidelity VIP III Mid Cap Portfolio..............  1,708  12.17    20,798     0.00%     14.59%
   Janus Aspen International Growth Portfolio......  2,269  15.68    35,592     1.10%     30.12%
   Janus Aspen Small Company Value Portfolio.......     --  11.05        --     0.00%      7.06%
   Lord Abbett America's Value Portfolio...........     --  10.75        --     2.14%      5.04%
   Lord Abbett Bond Debenture Portfolio............     38  10.38       395     5.44%      2.55%
   Lord Abbett Growth and Income Portfolio.........  3,356  10.80    36,259     0.97%      5.38%
   Lord Abbett Mid-Cap Value Portfolio.............    424  11.36     4,812     1.14%      9.14%
   T. Rowe Price Blue Chip Growth Portfolio........  1,037  11.36    11,778     0.11%      9.14%
   T. Rowe Price Equity Income Portfolio II........  2,117  10.67    22,578     1.66%      4.50%
   T. Rowe Price Health Sciences Portfolio II......     14  12.30       167     0.00%     15.46%
   T. Rowe Price Personal Strategy Balanced
     Portfolio.....................................  1,914  10.91    20,874     0.89%      6.12%
   Vanguard Mid-Cap Index Portfolio................    546  11.82     6,458     0.00%     12.23%
   Vanguard REIT Index Portfolio...................    167  11.43     1,907     0.00%      9.61%
   Vanguard Total Bond Market Index Portfolio......     --  10.00        --     0.00%      0.00%
   Vanguard Total Stock Market Index Portfolio.....     --  11.10        --     0.00%      7.39%
   Vanguard Small Company Growth Portfolio.........    132  11.79     1,559     0.00%     12.03%
   Vanguard Capital Growth Portfolio...............     --  11.53        --     0.00%     10.29%
2.00% Expense Ratio**
   IMSF Balanced...................................     --     --        --     0.94%     -1.19%
   IMSF Growth and Income..........................     --     --        --     1.47%     -2.21%
   IMSF Large Cap Value............................     --     --        --     0.77%     -0.91%
   IMSF Small Cap Equity...........................     --     --        --     0.00%     -2.46%
   IMSF Large Cap Growth...........................     --     --        --     0.62%     -2.50%
   IMSF Intermediate Fixed Income..................     --     --        --     2.40%      0.21%
   IMSF Mid Cap Equity.............................     --     --        --     0.22%      2.13%
   IMSF Money Market...............................     --     --        --     1.20%      0.22%
   IMSF Global Fixed Income........................     --     --        --    14.78%      0.89%
   Dreyfus Stock Index Fund........................    504  11.05     5,569     1.57%      2.50%
   Dreyfus Disciplined Stock Portfolio.............     --  11.16        --     0.00%      4.01%
   Dreyfus Emerging Leaders Portfolio..............     49  11.37       558     0.00%      9.21%
   Dreyfus Small Cap Stock Index Portfolio.........     49  11.52       565     0.00%     10.22%
   AIM VI--High Yield Fund.........................    199  11.07     2,198     9.83%      0.54%
   AIM VI--Core Stock Fund.........................     --  10.62        --     0.43%      1.14%
   AIM VI--Capital Development Fund................     50  11.68       579     0.00%     11.29%
   AIM VI--Core Equity Fund........................     49  10.79       533     1.79%      5.31%
   Lazard Retirement Small Cap Portfolio...........  1,000  11.35    11,348     0.00%      1.79%
   American Century VP Income and Growth Fund......     --  11.23        --     2.10%      2.46%
   American Century VP Value Fund..................    899  11.19    10,064     0.91%      2.85%
   American Century VP Ultra Fund..................     49  11.01       545     0.00%      6.79%
   Alger American Growth Portfolio.................     --  11.37        --     0.25%      2.71%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                          Investment
                                                        Unit                Income     Total
                                                 Units  Value  Net Assets   Ratio*   Return***
                                                ------- ------ ---------- ---------- ---------
2.00% Expense Ratio** (Continued)
   Alger American MidCap Growth Portfolio......     758 $11.90 $    9,028    0.00%     14.75%
   Alger American Leveraged AllCap Portfolio...      --  11.62         --    0.00%     12.05%
   Fidelity VIP Overseas Portfolio.............     474  13.07      6,196    0.50%     16.28%
   Fidelity VIP Growth Portfolio...............     937  10.63      9,961    0.26%      3.30%
   Fidelity VIP Money Market Portfolio.........   2,658  10.09     26,825    1.80%      0.60%
   Fidelity VIP II Contrafund Portfolio........     817  12.52     10,228    0.12%     14.13%
   Fidelity VIP II Investment Grade Bond
     Portfolio.................................   1,157  10.01     11,577    0.00%      0.07%
   Fidelity VIP III Mid Cap Portfolio..........     717  12.15      8,710    0.00%     14.45%
   Janus Aspen International Growth Portfolio..     550  15.62      8,597    1.10%     29.52%
   Janus Aspen Small Company Value Portfolio...      49  11.03        541    0.00%      6.92%
   Lord Abbett America's Value Portfolio.......      49  10.73        528    2.14%      4.91%
   Lord Abbett Bond Debenture Portfolio........      50  10.37        519    5.44%      2.49%
   Lord Abbett Growth and Income Portfolio.....     816  10.79      8,797    0.97%      5.31%
   Lord Abbett Mid-Cap Value Portfolio.........      49  11.35        558    1.14%      9.08%
   T. Rowe Price Blue Chip Growth Portfolio....      49  11.34        559    0.11%      9.01%
   T. Rowe Price Equity Income Portfolio II....      49  10.65        525    1.66%      4.37%
   T. Rowe Price Health Sciences Portfolio II..      49  12.30        604    0.00%     15.46%
   T. Rowe Price Personal Strategy Balanced
     Portfolio.................................     510  10.89      5,549    0.89%      5.98%
   Vanguard Mid-Cap Index Portfolio............      46  11.79        539    0.00%     12.03%
   Vanguard REIT Index Portfolio...............      45  11.41        516    0.00%      9.48%
   Vanguard Total Bond Market Index Portfolio..      50   9.98        496    0.00%     -0.13%
   Vanguard Total Stock Market Index Portfolio.      95  11.09      1,052    0.00%      7.33%
   Vanguard Small Company Growth Portfolio.....      45  11.76        533    0.00%     11.83%
   Vanguard Capital Growth Portfolio...........      48  11.51        551    0.00%     10.15%
Year ended December 31, 2004
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced...............................  81,557  14.95  1,219,083    1.89%     18.84%
   IMSF Growth and Income...................... 164,087  15.77  2,587,825    0.02%     11.21%
   IMSF Large Cap Value........................  50,495  12.68    640,073    1.52%     14.34%
   IMSF Small Cap Equity.......................  42,241  12.74    537,937    0.00%      9.54%
   IMSF Large Cap Growth.......................  47,813   9.48    453,362    0.00%     -3.17%
   IMSF Intermediate Fixed Income.............. 148,593  13.58  2,017,365    3.77%      3.19%
   IMSF Mid Cap Equity.........................  43,901  17.13    752,130    0.05%     15.43%
   IMSF Money Market...........................  38,731  11.40    441,520    0.81%     -0.44%
   IMSF Global Fixed Income....................  23,428  13.26    310,533    0.00%      2.47%
   Dreyfus Stock Index Fund....................  81,370   9.81    798,593    1.81%      9.24%
   Dreyfus Disciplined Stock Portfolio.........  23,476   8.92    209,309    1.40%      6.57%
   AIM VI--High Yield Fund.....................  16,794  10.76    180,726    2.92%      5.28%
   AIM VI--Core Stock Fund.....................  34,729  10.50    364,590    0.90%      2.94%
   Lazard Retirement Small Cap Portfolio.......  52,760  18.15    957,578    0.00%     13.44%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
1.25% Expense Ratio** (Continued)
   American Century VP Income and Growth Fund.  36,063 $10.55 $  380,621    1.32%     11.52%
   American Century VP Value Fund.............  79,064  15.77  1,247,050    0.98%     12.88%
   Alger American Growth Portfolio............  60,021   6.67    400,283    0.00%      4.22%
   Alger American MidCap Growth Portfolio..... 156,783  10.07  1,578,852    0.00%     11.64%
   Alger American Leveraged AllCap Portfolio.. 104,432   6.08    635,449    0.00%      6.67%
   Fidelity VIP Overseas Portfolio............  70,031   8.14    570,089    1.04%     11.97%
   Fidelity VIP Growth Portfolio..............  80,590   6.33    510,082    0.14%      1.77%
   Fidelity VIP II Contrafund Portfolio.......  31,383  10.48    328,769    0.19%     13.79%
   Janus Aspen International Growth Portfolio.  43,667  16.98    741,462    0.90%     17.51%
1.45% Expense Ratio**
   IMSF Balanced..............................  15,513  14.84    230,210    1.89%     18.53%
   IMSF Growth and Income.....................   5,167  12.22     63,147    0.02%     10.99%
   IMSF Large Cap Value.......................  11,049  12.59    139,107    1.52%     14.14%
   IMSF Small Cap Equity......................   1,515   9.80     14,853    0.00%      9.25%
   IMSF Large Cap Growth......................     382   5.49      2,096    0.00%     -3.35%
   IMSF Intermediate Fixed Income.............  16,820  13.03    219,221    3.77%      2.92%
   IMSF Mid Cap Equity........................     741  15.76     11,684    0.05%     15.20%
   IMSF Money Market..........................   6,843  10.52     72,002    0.81%     -0.66%
   IMSF Global Fixed Income...................   5,611  12.36     69,378    0.00%      2.15%
   Dreyfus Stock Index Fund...................  16,843   8.17    137,596    1.81%      9.08%
   Dreyfus Disciplined Stock Portfolio........   2,587   7.56     19,551    1.40%      6.33%
   AIM VI--High Yield Fund....................   2,192  10.75     23,555    2.92%      5.22%
   AIM VI--Core Stock Fund....................      --   9.18         --    0.90%      2.80%
   Lazard Retirement Small Cap Portfolio......   2,983  17.33     51,710    0.00%     13.19%
   American Century VP Income and Growth
     Fund.....................................   5,225   8.98     46,907    1.32%     11.41%
   American Century VP Value Fund.............   4,957  15.97     79,158    0.98%     12.70%
   Alger American Growth Portfolio............  13,324   6.61     88,064    0.00%      3.93%
   Alger American MidCap Growth Portfolio.....   8,210   9.98     81,937    0.00%     11.38%
   Alger American Leveraged AllCap Portfolio..   2,366   6.03     14,268    0.00%      6.73%
   Fidelity VIP Overseas Portfolio............   3,000   8.07     24,206    1.04%     11.77%
   Fidelity VIP Growth Portfolio..............     452   6.27      2,835    0.14%      1.62%
   Fidelity VIP II Contrafund Portfolio.......     810  10.38      8,410    0.19%     13.44%
   Janus Aspen International Growth Portfolio.   1,646  16.92     27,855    0.90%     17.26%
Year ended December 31, 2004
Clarity 2+2 Variable Annuity
1.75% Expense Ratio**
   IMSF Balanced..............................   1,612  10.89     17,575    1.89%      5.04%
   IMSF Growth and Income.....................      --  11.01         --    0.02%      5.72%
   IMSF Large Cap Value.......................      16  11.33        183    1.52%      7.54%
   IMSF Small Cap Equity......................      --  10.78         --    0.00%      4.42%
   IMSF Large Cap Growth......................      --   9.95         --    0.00%     -0.28%
   IMSF Intermediate Fixed Income.............   7,929  10.40     82,584    3.77%      2.27%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                       Investment
                                                     Unit                Income     Total
                                               Units Value  Net Assets   Ratio*   Return***
                                               ----- ------ ---------- ---------- ---------
1.75% Expense Ratio** (Continued)
   IMSF Mid Cap Equity........................    -- $11.19  $    --      0.05%      6.74%
   IMSF Money Market..........................    --   9.95       --      0.81%     -0.28%
   IMSF Global Fixed Income...................   249  10.28    2,568      0.00%      1.59%
   Dreyfus Stock Index Fund................... 1,648  10.76   17,766      1.81%      4.31%
   Dreyfus Disciplined Stock Portfolio........    --  10.71       --      1.40%      4.02%
   AIM VI--High Yield Fund....................    17  11.00      183      2.92%      5.67%
   AIM VI--Core Stock Fund....................    --  10.48       --      0.90%      2.72%
   Lazard Retirement Small Cap Portfolio......    --  11.13       --      0.00%      6.40%
   American Century VP Income and Growth Fund.    33  10.95      365      1.32%      5.38%
   American Century VP Value Fund.............    --  10.87       --      0.98%      4.93%
   Alger American Growth Portfolio............    --  11.05       --      0.00%      5.95%
   Alger American MidCap Growth Portfolio.....    --  10.35       --      0.00%      1.98%
   Alger American Leveraged AllCap Portfolio..    --  10.36       --      0.00%      2.04%
   Fidelity VIP Overseas Portfolio............    --  11.22       --      1.04%      6.91%
   Fidelity VIP Growth Portfolio..............    --  10.28       --      0.14%      1.59%
   Fidelity VIP II Contrafund Portfolio.......    --  10.95       --      0.19%      5.38%
   Janus Aspen International Growth Portfolio.    --  12.05       --      0.90%     11.62%
2.00% Expense Ratio**
   IMSF Balanced..............................    --  10.90       --      1.89%      5.10%
   IMSF Growth and Income.....................   293  11.02    3,230      0.02%      5.78%
   IMSF Large Cap Value.......................    --  11.34       --      1.52%      7.59%
   IMSF Small Cap Equity......................    --  10.80       --      0.00%      4.53%
   IMSF Large Cap Growth......................    --   9.96       --      0.00%     -0.23%
   IMSF Intermediate Fixed Income.............   740  10.42    7,695      3.77%      2.38%
   IMSF Mid Cap Equity........................    --  11.21       --      0.05%      6.86%
   IMSF Money Market..........................    --   9.96       --      0.81%     -0.23%
   IMSF Global Fixed Income...................   301  10.30    3,095      0.00%      1.70%
   Dreyfus Stock Index Fund...................    --  10.78       --      1.81%      4.42%
   Dreyfus Disciplined Stock Portfolio........    --  10.73       --      1.40%      4.14%
   AIM VI--High Yield Fund....................    --  11.01       --      2.92%      5.72%
   AIM VI--Core Stock Fund....................    --  10.50       --      0.90%      2.83%
   Lazard Retirement Small Cap Portfolio......   443  11.15    4,935      0.00%      6.52%
   American Century VP Income and Growth Fund.    --  10.96       --      1.32%      5.44%
   American Century VP Value Fund.............   445  10.88    4,840      0.98%      4.99%
   Alger American Growth Portfolio............    --  11.07       --      0.00%      6.06%
   Alger American MidCap Growth Portfolio.....    --  10.37       --      0.00%      2.10%
   Alger American Leveraged AllCap Portfolio..    --  10.37       --      0.00%      2.10%
   Fidelity VIP Overseas Portfolio............   294  11.24    3,299      1.04%      7.03%
   Fidelity VIP Growth Portfolio..............   465  10.29    4,780      0.14%      1.64%
   Fidelity VIP II Contrafund Portfolio.......    --  10.97       --      0.19%      5.50%
   Janus Aspen International Growth Portfolio.    --  12.06       --      0.90%     11.67%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
Year ended December 31, 2003
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced..............................  80,421 $12.58 $1,011,891    2.35%     34.88%
   IMSF Growth and Income..................... 156,606  14.18  2,221,063    0.93%     30.19%
   IMSF Large Cap Value.......................  50,933  11.09    564,714    1.32%     22.05%
   IMSF Small Cap Equity......................  45,851  11.63    533,368    0.00%     42.12%
   IMSF Large Cap Growth......................  52,691   9.79    516,015    0.12%     25.33%
   IMSF Intermediate Fixed Income............. 158,900  13.16  2,090,466    3.90%      3.79%
   IMSF Mid Cap Equity........................  48,438  14.84    718,627    0.17%     33.91%
   IMSF Money Market..........................  42,006  11.45    480,808    0.63%     -0.57%
   IMSF Global Fixed Income...................  20,267  12.94    262,303    0.00%      3.54%
   Dreyfus Stock Index Fund...................  85,364   8.98    766,759    1.58%     26.77%
   Dreyfus Disciplined Stock Portfolio........  22,385   8.37    187,356    0.92%     22.00%
   INVESCO VIF--High Yield Fund...............  18,365   9.50    174,427    5.79%     23.49%
   INVESCO VIF--Core Equity Fund..............  37,953  10.20    387,045    1.28%     21.08%
   Lazard Retirement Small Cap Portfolio......  57,261  16.00    916,001    0.00%     35.52%
   American Century VP Income and Growth
     Fund.....................................  34,362   9.46    325,015    1.38%     27.74%
   American Century VP Value Fund.............  78,882  13.97  1,101,932    1.14%     27.36%
   Alger American Growth Portfolio............  73,391   6.40    469,796    0.00%     33.48%
   Alger American MidCap Growth Portfolio..... 171,879   9.02  1,550,457    0.00%     45.95%
   Alger American Leveraged AllCap Portfolio.. 111,414   5.70    634,531    0.00%     33.05%
   Fidelity VIP Overseas Portfolio............  71,226   7.27    518,145    0.53%     41.26%
   Fidelity VIP Growth Portfolio..............  83,685   6.22    520,108    0.12%     30.89%
   Fidelity VIP II Contrafund Portfolio.......  25,801   9.21    237,674    0.33%     26.61%
   Janus Aspen International Growth Portfolio.  46,792  14.45    676,370    1.16%     33.41%
1.45% Expense Ratio**
   IMSF Balanced..............................   8,031  12.52    100,517    2.35%     34.61%
   IMSF Growth and Income.....................   8,161  11.01     89,875    0.93%     29.93%
   IMSF Large Cap Value.......................  12,264  11.03    135,318    1.32%     21.81%
   IMSF Small Cap Equity......................   1,518   8.97     13,619    0.00%     41.84%
   IMSF Large Cap Growth......................   1,480   5.68      8,411    0.12%     25.08%
   IMSF Intermediate Fixed Income.............  28,411  12.66    359,542    3.90%      3.59%
   IMSF Mid Cap Equity........................   3,031  13.68     41,455    0.17%     33.64%
   IMSF Money Market..........................   8,649  10.59     91,551    0.63%     -0.77%
   IMSF Global Fixed Income...................   5,897  12.10     71,326    0.00%      3.33%
   Dreyfus Stock Index Fund...................  16,793   7.49    125,811    1.58%     26.51%
   Dreyfus Disciplined Stock Portfolio........   2,589   7.11     18,404    0.92%     21.75%
   INVESCO VIF--High Yield Fund...............   2,842   8.75     24,871    5.79%     23.24%
   INVESCO VIF--Core Equity Fund..............      --     --         --     N/A      20.84%
   Lazard Retirement Small Cap Portfolio......   5,035  15.31     77,079    0.00%     35.24%
   American Century VP Income and Growth Fund.   6,015   8.06     48,496    1.38%     27.49%
   American Century VP Value Fund.............   6,523  14.17     92,445    1.14%     27.10%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                         Investment
                                                       Unit                Income     Total
                                                Units  Value  Net Assets   Ratio*   Return***
                                               ------- ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   Alger American Growth Portfolio............  13,999 $ 6.36 $   88,988    0.00%     33.21%
   Alger American MidCap Growth Portfolio.....   8,548   8.96     76,572    0.00%     45.66%
   Alger American Leveraged AllCap Portfolio..   4,095   5.65     23,157    0.00%     32.78%
   Fidelity VIP Overseas Portfolio............   2,874   7.22     20,761    0.53%     40.98%
   Fidelity VIP Growth Portfolio..............   1,279   6.17      7,897    0.12%     30.63%
   Fidelity VIP II Contrafund Portfolio.......     584   9.15      5,342    0.33%     26.35%
   Janus Aspen International Growth Portfolio.   3,969  14.43     57,280    1.16%     33.24%
Year ended December 31, 2002
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced..............................  89,673   9.33    836,465    2.67%    -14.55%
   IMSF Growth and Income..................... 154,821  10.90  1,686,861    0.70%    -19.31%
   IMSF Large Cap Value.......................  52,135   9.09    473,686    0.93%    -12.72%
   IMSF Small Cap Equity......................  49,038   8.18    401,376    0.00%    -25.72%
   IMSF Large Cap Growth......................  47,511   7.81    371,229    0.00%    -29.37%
   IMSF Intermediate Fixed Income............. 190,416  12.68  2,413,527    4.47%      6.12%
   IMSF Mid Cap Equity........................  48,503  11.08    537,410    0.22%    -14.58%
   IMSF Money Market..........................  47,974  11.51    552,283    1.55%      0.21%
   IMSF Global Fixed Income...................  21,144  12.50    264,302    2.03%      5.64%
   Berger IPT International...................  69,441   8.38    581,702    3.41%    -22.29%
   Dreyfus Stock Index Fund...................  89,135   7.09    631,558    1.38%    -23.32%
   Dreyfus Disciplined Stock Portfolio........  22,311   6.86    153,071    0.72%    -23.57%
   INVESCO VIF High Yield Portfolio...........  22,583   7.69    173,704   11.09%     -2.53%
   INVESCO VIF Core Equity Portfolio..........  37,332   8.42    314,445    1.51%    -20.11%
   Lazard Retirement Small Cap Portfolio......  62,297  11.80    735,376    0.00%    -18.70%
   American Century VP Income and Growth......  33,781   7.40    250,118    1.09%    -20.37%
   American Century VP Value..................  80,501  10.97    882,974    0.62%    -13.71%
   Alger American Growth Portfolio............  71,614   4.80    343,428    0.04%    -33.82%
   Alger American MidCap Growth Portfolio..... 168,723   6.18  1,042,753    0.00%    -30.42%
   Alger American Leveraged AllCap Portfolio.. 113,606   4.28    486,278    0.01%    -34.73%
   Fidelity VIP Overseas Portfolio............  70,996   5.15    365,610    0.70%    -21.45%
   Fidelity VIP Growth Portfolio..............  80,094   4.75    380,294    0.10%    -31.17%
   Fidelity VIP II Contrafund Portfolio.......  25,619   7.28    186,399    0.57%    -10.72%
1.45% Expense Ratio**
   IMSF Balanced..............................   5,201   9.30     48,356    2.67%    -14.73%
   IMSF Growth and Income.....................   6,637   8.48     56,263    0.70%    -19.47%
   IMSF Large Cap Value.......................  12,551   9.06    113,719    0.93%    -12.89%
   IMSF Small Cap Equity......................   2,048   6.33     12,955    0.00%    -25.87%
   IMSF Large Cap Growth......................   1,567   4.54      7,118    0.00%    -29.51%
   IMSF Intermediate Fixed Income.............  13,710  12.22    167,489    4.47%      5.90%
   IMSF Mid Cap Equity........................   1,807  10.24     18,498    0.22%    -14.76%
   IMSF Money Market..........................  32,461  10.67    346,282    1.55%      0.01%
   IMSF Global Fixed Income...................   3,222  11.71     37,723    2.03%      5.43%

                        RBC VARIABLE ANNUITY ACCOUNT A

                                                                        Investment
                                                      Unit                Income     Total
                                               Units  Value  Net Assets   Ratio*   Return***
                                              ------- ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   Berger IPT International..................   9,674 $ 5.40 $   52,200    3.41%    -22.44%
   Dreyfus Stock Index Fund..................  16,709   5.92     98,943    1.38%    -23.48%
   Dreyfus Disciplined Stock Portfolio.......   2,524   5.84     14,738    0.72%    -23.72%
   INVESCO VIF High Yield Portfolio..........     560   7.09      3,973   11.09%     -2.72%
   INVESCO VIF Core Equity Portfolio.........      --     --         --    1.51%    -20.27%
   Lazard Retirement Small Cap Portfolio.....   2,812  11.32     31,824    0.00%    -18.87%
   American Century VP Income and Growth.....   6,432   6.32     40,676    1.09%    -20.53%
   American Century VP Value.................   2,526  11.15     28,169    0.62%    -13.88%
   Alger American Growth Portfolio...........  16,638   4.77     79,390    0.04%    -33.95%
   Alger American MidCap Growth Portfolio....   5,947   6.15     36,568    0.00%    -30.55%
   Alger American Leveraged AllCap Portfolio.   4,045   4.26     17,227    0.01%    -34.86%
   Fidelity VIP Overseas Portfolio...........   2,942   5.13     15,078    0.70%    -21.61%
   Fidelity VIP Growth Portfolio.............   1,217   4.73      5,751    0.10%    -31.30%
   Fidelity VIP II Contrafund Portfolio......     585   7.24      4,236    0.57%    -10.90%
Year ended December 31, 2001
Clarity Variable Annuity
1.25% Expense Ratio**
   IMSF Balanced.............................  65,184  10.92    711,646    3.52%      2.25%
   IMSF Growth and Income.................... 120,916  13.50  1,632,269    0.62%      7.74%
   IMSF Large Cap Value......................  53,464  10.41    556,427    1.32%      2.81%
   IMSF Small Cap Equity.....................  59,776  11.02    658,767    0.00%     10.84%
   IMSF Large Cap Growth.....................  50,011  11.06    553,277    0.00%     25.50%
   IMSF Intermediate Fixed Income............ 150,064  11.94  1,792,439    7.71%      5.88%
   IMSF Mid Cap Equity.......................  48,414  12.97    627,978    0.26%     -3.91%
   IMSF Money Market.........................  32,435  11.50    372,840    3.21%      2.48%
   IMSF Global Fixed Income..................  23,053  11.83    272,800    4.70%      3.10%
   Berger IPT International..................  64,713  10.78    697,548    1.08%     21.26%
   Dreyfus Stock Index Fund..................  76,710   9.24    708,892    1.15%     13.27%
   Dreyfus Disciplined Stock Portfolio.......  15,005   8.98    134,703    0.49%     14.35%
   INVESCO VIF High Yield Portfolio..........  15,924   7.89    125,652    0.00%     15.99%
   INVESCO VIF Core Equity Portfolio.........  36,255  10.54    382,273    0.00%     10.10%
   Lazard Retirement Small Cap Portfolio.....  19,568  14.52    284,118    0.10%     17.15%
   American Century VP Income and Growth.....  38,180   9.30    355,021    0.83%     -9.49%
   American Century VP Value.................  49,334  12.71    627,075    0.78%     11.42%
   Alger American Growth Portfolio...........  60,561   7.25    438,873    0.20%     12.91%
   Alger American MidCap Growth Portfolio.... 111,490   8.88    990,265    0.00%      7.68%
   Alger American Leveraged AllCap Portfolio.  99,924   6.56    655,332    0.00%     16.97%
   Fidelity VIP Overseas Portfolio...........  58,147   6.56    381,188    4.08%     22.17%
   Fidelity VIP Growth Portfolio.............  45,927   6.90    316,786    0.06%     18.88%
   Fidelity VIP II Contrafund Portfolio......  19,807   8.15    161,433    0.61%     13.54%
1.45% Expense Ratio**
   IMSF Balanced.............................   5,020  10.90     54,738    3.52%      2.05%
   IMSF Growth and Income....................   6,915  10.52     72,773    0.62%     -7.92%

                        RBC VARIABLE ANNUITY ACCOUNT A

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

6. Unit Fair Value (Continued)

                                                                       Investment
                                                     Unit                Income     Total
                                              Units  Value  Net Assets   Ratio*   Return***
                                              ------ ------ ---------- ---------- ---------
1.45% Expense Ratio** (Continued)
   IMSF Large Cap Value...................... 12,145 $10.40  $126,298     1.32%     -3.01%
   IMSF Small Cap Equity.....................  2,052   8.53    17,510     0.00%    -11.02%
   IMSF Large Cap Growth.....................    809   6.45     5,215     0.00%     25.65%
   IMSF Intermediate Fixed Income............ 34,462  11.54   397,550     7.71%      5.67%
   IMSF Mid Cap Equity.......................  2,916  12.01    35,011     0.26%     -4.10%
   IMSF Money Market......................... 31,773  10.67   339,110     3.21%      2.28%
   IMSF Global Fixed Income..................  3,533  11.10    39,228     4.70%      2.92%
   Berger IPT International..................  8,730   6.96    60,733     1.08%    -21.42%
   Dreyfus Stock Index Fund.................. 17,566   7.74   135,940     1.15%    -13.44%
   Dreyfus Disciplined Stock Portfolio.......  2,567   7.65    19,649     0.49%    -14.52%
   INVESCO VIF High Yield Portfolio..........    418   7.30     3,051     0.00%    -16.15%
   INVESCO VIF Core Equity Portfolio.........    309   9.27     2,865     0.00%    -10.28%
   Lazard Retirement Small Cap Portfolio.....  3,542  13.95    49,408     0.10%     16.91%
   American Century VP Income and Growth.....  6,113   7.96    48,643     0.83%     -9.67%
   American Century VP Value.................  2,511  12.95    32,511     0.78%     11.20%
   Alger American Growth Portfolio........... 11,706   7.23    84,578     0.20%    -13.08%
   Alger American MidCap Growth Portfolio....  4,434   8.86    39,266     0.00%     -7.87%
   Alger American Leveraged AllCap Portfolio.  2,757   6.54    18,027     0.00%    -17.14%
   Fidelity VIP Overseas Portfolio...........  2,206   6.54    14,419     4.08%    -22.32%
   Fidelity VIP Growth Portfolio.............  1,320   6.88     9,078     0.06%    -19.04%
   Fidelity VIP II Contrafund Portfolio......  1,068   8.13     8,679     0.61%    -13.71%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses assessed by the sub-account. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
 **These ratios represent the annualized contract expenses of the separate account, which consists of the coverage charge. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner accounts through redemption of units and expenses of the underlying funds are excluded.
***These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses would result in a reduction in the total return presented. The total return is calculated for the effective period for each fund as applicable. See Note 1.

7. Subsequent Events

   On February 28, 2006, the South Carolina Department of Insurance approved the merger of Liberty Life Insurance Company into BMA with BMA to be renamed as Liberty Life Insurance Company at the time of the merger. The effective date of the merger is expected to be June 30, 2006.

                  Business Men's Assurance Company of America

            Statutory-Basis Financial Statements as of and for the
                    Years Ended December 31, 2005 and 2004,
                       and Independent Auditors' Report

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-Basis Financial Statements as of and for the Years Ended December 31, 2005 and 2004:

 Statements of Admitted Assets, Liabilities, and Surplus......................................  F-2-F-3

 Statements of Income.........................................................................      F-4

 Statements of Changes in Capital and Surplus.................................................      F-5

 Statements of Cash Flows.....................................................................  F-6-F-7

 Notes to Financial Statements................................................................ F-8-F-36

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Business Men's Assurance Company of America
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Business Men's Assurance Company of America (the "Company") as of December 31, 2005 and 2004, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis and cash flows--statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 or 2004, or the results of its operations or its cash flows for the years then ended.

   However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Charlotte, North Carolina
May 1, 2006

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                                (In Thousands)

                                                                                             2005       2004
                                                                                          ---------- ----------
ADMITTED ASSETS
   Cash and Investments:
       Bonds, principally at amortized cost (statutory market value, $1,707,110 in
         2005 and $1,506,037 in 2004).................................................... $1,722,361 $1,489,433
       Preferred stocks, principally at amortized cost (statutory market value, $471
         in 2005 and $459 in 2004).......................................................        251        251
       Common stocks, at market (cost, $14,622 in 2005 and $15,805 in 2004)..............     15,076     17,878
       Mortgage loans on real estate.....................................................    400,293    399,261
       Contract loans....................................................................     47,117     50,073
       Cash..............................................................................      8,111      9,804
       Short-term investments............................................................     50,336     94,812
       Other invested assets.............................................................     22,847     23,360
       Receivables for securities........................................................         55        287
                                                                                          ---------- ----------
              Total cash and investments.................................................  2,266,447  2,085,159
   Premiums and other considerations due--deferred and uncollected.......................        381        496
   Investment income due and accrued.....................................................     17,018     15,940
   Other assets--primarily amounts recoverable from reinsurers and affiliates and
     guaranty funds receivable...........................................................      2,242      1,483
   Current federal income tax recoverable................................................         --      4,536
   Net deferred tax asset................................................................     10,612      4,624
   Separate account assets...............................................................     35,152     43,280
                                                                                          ---------- ----------
TOTAL.................................................................................... $2,331,852 $2,155,518
                                                                                          ========== ==========

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                       (In Thousands, Except Share Data)

                                                                                          2005        2004
                                                                                       ----------  ----------
LIABILITIES AND CAPITAL AND SURPLUS
   Liabilities:
       Aggregate reserves:
          Life and annuity............................................................ $2,048,487  $1,871,843
          Health......................................................................        261         267
       Deposit-type contracts.........................................................     18,920      15,760
       Policy and contract claims--life and annuity...................................      4,368       3,077
       Other policyholders' funds.....................................................        502         651
       General expenses and taxes due or accrued......................................      9,431       9,578
       Net transfers to separate accounts due or accrued..............................     (5,411)     (5,340)
       Payable to affiliate...........................................................      2,524       1,711
       Current federal income taxes payable...........................................      6,809          --
       Other liabilities, including commissions.......................................     37,261      40,300
       Asset valuation reserve........................................................     14,346      17,629
       Interest maintenance reserve...................................................      6,063      10,367
       Separate account liabilities...................................................     35,152      43,280
                                                                                       ----------  ----------
              Total liabilities.......................................................  2,178,713   2,009,123

   Capital and Surplus:
       Preferred stock, $1 par value per share; authorized 3,000,000 shares, none issued and outstanding.......................................................
       Common stock, $1 par value per share; authorized 24,000,000 shares,
         5,114,112 shares issued and outstanding at December 31, 2005 and
         2004.........................................................................      5,114       5,114
       Paid-in surplus................................................................     70,000      70,000
       Unassigned surplus.............................................................     78,025      71,281
                                                                                       ----------  ----------
              Total capital and surplus...............................................    153,139     146,395
                                                                                       ----------  ----------
TOTAL................................................................................. $2,331,852  $2,155,518
                                                                                       ==========  ==========

                                                                    (Concluded)


                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                     STATEMENTS OF INCOME--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                        2005      2004
                                                                                      --------  --------
INCOME:
   Premiums and annuity considerations............................................... $386,652  $367,753
   Consideration for supplementary contracts with life contingencies.................       --       202
   Commissions and expense allowances on reinsurance ceded...........................    4,441    10,375
   Net investment income.............................................................  122,399   110,561
   Amortization of interest maintenance reserve......................................    2,044     3,646
   Miscellaneous income..............................................................    1,792     9,439
                                                                                      --------  --------
          Total income...............................................................  517,328   501,976
                                                                                      --------  --------
BENEFITS AND OTHER DEDUCTIONS:
   Death benefits....................................................................   24,074    25,306
   Matured endowments................................................................      776       421
   Annuity benefits..................................................................   34,874    29,172
   Disability benefits and benefits under accident and health policies...............       25        25
   Surrender benefits and other fund withdrawals.....................................  214,117   253,702
   Interest on policy and contract funds.............................................    1,280     1,021
   Payments on supplementary contracts with life contingencies.......................      282     2,282
   Increase in aggregate reserves for life and accident and health policies..........  169,177   146,974
   Commissions.......................................................................   38,374    41,990
   General insurance expenses........................................................   19,783    21,605
   Taxes, licenses and fees..........................................................    1,950     1,861
   Increase (decrease) in loading and cost of collection on deferred and uncollected
     premiums........................................................................       13        (6)
   Dividends to policyholders........................................................      234       214
   Net transfers from separate accounts..............................................  (10,686)  (43,987)
                                                                                      --------  --------
          Total benefits and other deductions........................................  494,273   480,580
                                                                                      --------  --------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES AND NET
  REALIZED CAPITAL GAINS (LOSSES)....................................................   23,055    21,396
FEDERAL INCOME TAXES.................................................................    8,403     1,671
                                                                                      --------  --------
NET GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAINS
  (LOSSES)...........................................................................   14,652    19,725
NET REALIZED CAPITAL GAINS (LOSSES), net of tax benefit of $1,043 and $0, excluding tax benefit transferred to IMR of $28 and $0 and transfers to IMR of
  $(2,260) and $(3,439) in 2005 and 2004, respectively...............................      669    (5,427)
                                                                                      --------  --------
NET INCOME........................................................................... $ 15,321  $ 14,298
                                                                                      ========  ========

                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                           2005      2004
                                                                         --------  --------
CAPITAL AND SURPLUS AT BEGINNING OF YEAR................................ $146,395  $136,101
   Changes in capital and surplus:
       Net income.......................................................   15,321    14,298
       Change in net unrealized capital gains...........................   (1,052)    2,415
       Decrease in deferred income tax..................................    2,616       356
       Decrease in nonadmitted assets...................................    3,869       110
       Increase in reserve on account of change in valuation basis......   (7,461)       --
       Decrease in asset valuation reserve..............................    3,283     1,067
       Dividends to stockholder.........................................   (9,500)       --
       Decrease in surplus as a result of reinsurance...................     (332)   (7,952)
                                                                         --------  --------
              Net change in capital and surplus for the year............    6,744    10,294
                                                                         --------  --------
TOTAL CAPITAL AND SURPLUS AT END OF YEAR................................ $153,139  $146,395
                                                                         ========  ========




                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                   2005       2004
                                                                                ---------  ---------
OPERATING ACTIVITIES:
 Cash received from operations:
     Premiums and annuity considerations....................................... $ 386,109  $ 367,829
     Commissions and expense allowances on reinsurance ceded...................     4,700     10,375
     Investment income received................................................   121,647    109,232
     Other income received.....................................................     1,516      1,334
                                                                                ---------  ---------
       Total cash received from operations.....................................   513,972    488,770

 Cash disbursed from operations:
     Life and health claims paid...............................................    23,069     29,160
     Surrender benefits paid...................................................   214,117    253,702
     Other benefits to policyholders...........................................    35,687     31,841
     Commissions and other expenses paid.......................................    60,170     64,661
     Transfer from separate accounts...........................................   (10,615)   (55,209)
     Dividends to policyholders paid...........................................        53        211
     Federal income taxes recovered--net of tax on capital gains...............    (3,963)   (13,587)
                                                                                ---------  ---------
       Total cash disbursed from operations....................................   318,518    310,779
                                                                                ---------  ---------
              Net cash provided by operating activities........................   195,454    177,991

INVESTING ACTIVITIES:
 Proceeds from investments sold, matured, or repaid:
     Bonds.....................................................................   190,268    416,428
     Stocks....................................................................    18,582      8,687
     Mortgage loans............................................................    73,452     94,590
     Other invested assets.....................................................    13,820      2,820
                                                                                ---------  ---------
              Net proceeds from investments sold, matured or repaid............   296,122    522,525
                                                                                ---------  ---------
 Cost of investments acquired:
     Bonds.....................................................................   425,965    626,620
     Stocks....................................................................    18,038      3,461
     Mortgage loans............................................................    74,284     66,595
     Other invested assets.....................................................    16,864      1,096
                                                                                ---------  ---------
       Total cost of investments acquired......................................   535,151    697,772
 Net decrease in contract loans and other notes................................     2,956        786
                                                                                ---------  ---------
              Net cash used in investing activities............................  (236,073)  (174,461)

                                                                    (Continued)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the Years ended December 31, 2005 and 2004
                                (In Thousands)

                                                                                    2005      2004
                                                                                  --------  --------

FINANCING AND MISCELLANEOUS ACTIVITIES:
 Dividends to stockholders....................................................... $ (9,500) $     --
 Net deposits (withdrawals) on deposit-type funds................................    2,654      (331)
 Other applications--net.........................................................    1,296      (181)
                                                                                  --------  --------
              Net cash used in financing and miscellaneous activities............   (5,550)     (512)
                                                                                  --------  --------
NET (DECREASE) INCREASE IN CASH AND SHORT-TERM INVESTMENTS.......................  (46,169)    3,018

CASH AND SHORT-TERM INVESTMENTS:
 Beginning of year...............................................................  104,616   101,598
                                                                                  --------  --------
 End of year..................................................................... $ 58,447  $104,616
                                                                                  ========  ========

                                                                    (Concluded)


                      See notes to financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

           As of and for the Years ended December 31, 2005 and 2004

1. Nature of Operations

  Organization

   Business Men's Assurance Company of America (the "Company") is a South Carolina-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and investment products primarily distributed through a nationwide network of general agencies and independent brokers. The Royal Bank of Canada ("RBC"), a Canadian financial services company, is the ultimate parent company. The Company is directly owned by Liberty Life Insurance Company ("LLIC"), a South Carolina-domiciled life insurance company.

2. Significant Accounting Policies

  Basis of Presentation

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual. Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The most significant variances from GAAP are as follows:

   Investments--Investments in bonds, common stocks and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating. For GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair values of certain investments in bonds and stocks are based on values specified by the NAIC rather than actual or estimated market values.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Derivatives--The Company issues equity indexed annuity contracts whereby the contractholder's crediting rate is indexed to the overall performance of a market index, either the Dow Jones Industrial Average or the S&P 500. The Company manages this risk by reinsuring the option risk that pays the interest credited to the contracts. The Company accounts for these contracts as reinsurance presenting the contract liability net of reinsurance. Payments to the reinsurer are recognized as a reduction of premiums.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Under GAAP, the Company would be required to account for these contracts separately, including bifurcation of the embedded derivative in the annuity contract. These contracts would then be marked to fair market value with changes in the market value charged to income.

   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. This net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus. The Company's IMR at December 31, 2005 and 2004 was approximately $6,063,000 and $10,367,000, respectively. Realized capital gains and losses are reported in income net of tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold.

   Policy Acquisition Costs--The costs of acquiring and renewing business (such as first year commissions and certain underwriting and issue expenses) are charged to expense when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets designated as "nonadmitted," principally agents' debit balances, bills receivable, capitalized software and furniture and equipment are excluded from the statutory financial statements. Changes therein are charged or credited directly to unassigned surplus.

   Premiums--Revenues for universal life and interest sensitive policies consist of premiums rather than policy charges.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the South Carolina Department of Insurance rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Universal Life Policies--Revenues for universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, cash surrenders and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Participating Policies and Policyholder Dividends--The Company has in-force individual life participating contracts but does not presently issue any participating business. For the year ended December 31, 2005, premiums under individual life participating policies were approximately $46,000, or 0.14% of total individual life premiums earned. The Company paid dividends in the amount of approximately $243,000 to policyholders. Policyholder dividends are recognized when declared rather than over the term of the related policies as required under GAAP.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross, as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus.

   Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included.

   Statements of Cash Flows--Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   Federal Income Tax--NAIC Statutory Accounting Principles require an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as "admitted assets."

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Separate Accounts--NAIC Statutory Accounting Principles allow the Company's guaranteed investment contracts ("GIC") to be treated as a separate account. Under GAAP, the Company's GICs are included in the general account.

   The Company previously presented its 2004 financial statements on a GAAP basis. For 2005, the Company reports on a statutory basis and does not prepare GAAP financial statements. Following is a reconciliation of the primary differences between statutory capital and surplus and the GAAP financial statements equity, as reported, at December 31, 2004 (in thousands):

             Statutory capital and surplus as reported.. $146,395
             Invested asset valuation differences.......   31,851
             Asset valuation reserve....................   17,629
             Interest maintenance reserve...............   10,367
             Reserving methodology differences..........  (16,082)
             Deferral of acquisition costs..............   44,069
             Value of business acquired.................   38,285
             Non-admitted assets........................   42,619
             Other......................................   (6,645)
             Taxes......................................  (35,400)
                                                         --------
             Stockholder's equity per US GAAP statements $273,088
                                                         ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Following is a reconciliation of the primary differences between the Company's statutory and GAAP net income, as reported, for the year ended December 31, 2004 (in thousands):

              Net income per statutory statements....... $ 14,298
              Invested asset valuation differences......  (19,294)
              Reserving methodology differences.........   (4,218)
              Deferral of acquisition costs.............   29,698
              Amortization of value of business acquired   (5,387)
              Taxes.....................................   (3,085)
              Other.....................................      774
                                                         --------
              Net income per US GAAP statements......... $ 12,786
                                                         ========

   Other significant accounting practices include:

  Use of Estimates

   The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation of infrequently traded securities and private placements, policy liabilities, and pension plans.

  Investments

   Bonds, preferred stocks, common stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multi-class mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

   Preferred stocks are valued at the lower of cost or amortized cost; however, those designated not to be in good standing are carried at market value as determined by the Securities Valuation Office of the NAIC ("SVO").

   Common stocks are reported at market value as determined by the SVO and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes.

   Mortgage loans are reported at unpaid principal balances, net of purchase discounts, premiums and allowance for impairment.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Contract loans are reported at unpaid principal balances.

   Short-term investments include investments with maturities of less than one year at the date of acquisition.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and non-redeemable preferred stocks are credited or charged directly to unassigned surplus, except for those securities with other-than-temporary impairment. A decline in a security's net realizable value that is other-than-temporary is treated as a realized loss in the statement of operations and the cost basis of the security is reduced to its estimated fair value.

   Fair values of fixed maturity securities, as disclosed in Notes 4 and 11 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly traded securities. These fair values are different than the market values specified by the SVO and as reported in the Company's annual filing with the NAIC.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. No amount of investment income due and accrued was excluded from surplus at December 31, 2005 or 2004.

  Furniture and Equipment

   Nonadmitted data processing equipment and furniture and equipment are depreciated over 5 to 14 years using the straight-line method. Depreciation expense on furniture and equipment amounted to $54,000 in 2005 and $80,000 in 2004.

  Premiums and Related Expenses

   Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the terms of the policies.

   There were no direct premiums written through managing agents or third-party administrators during 2005 or 2004.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

  Aggregate Reserves

   Aggregate reserves for life insurance policies have been computed utilizing the net level and Commissioners Reserve Valuation Methods ("CRVM") based on assumptions regarding investment yields and mortality which were allowed by the South Carolina Department of Insurance at the time the policies were issued. The effect of

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA the use of a CRVM reserve basis is to partially offset the effect of immediately charging to expense acquisition costs by providing a policy reserve increase in the first policy year, which is less than the reserve increase in renewal years. Mortality assumptions for life contracts are based primarily on the 1941, 1958 and 1980 CSO Tables with interest assumptions varying from 2.25% to 6.0%. Annuity reserves are established with interest rate assumptions ranging from 2.0% to 9.0%.

   The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any portion of the final premium or mortality cost for the period beyond the date of death. Surrender values in excess of legally computed reserves are included in aggregate reserves.

   When extra premiums are charged, the Company holds an additional reserve equal to 50% of the extra gross premium.

   As of December 31, 2005 and 2004, the Company had approximately $114.7 and $117.7 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of South Carolina. Reserves to cover this premium deficiency totaled approximately $1,101,000 and $1,176,000 at December 31, 2005 and 2004, respectively.

   Tabular interest and tabular less actual reserve released have been determined by formula. Tabular cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular interest on deposit-type contracts is the amount actually credited or accrued to the funds.

   Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances plus additions for any interest guarantees in excess of the valuation interest rates.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

  Benefits Paid or Provided

   Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

  Claims and Claim Adjustment Expenses

   Claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2005 and 2004. The reserves for unpaid claims and claim adjustment expenses are estimated using the individual case-basis valuations and statistical analyses. For disability policies, investment yields and morbidity rates are utilized in compliance with the NAIC's Model
Regulation, "Minimum Reserve Standards for Individual and Group Health Insurance

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

Contracts." All estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

  Reinsurance

   Reinsurance premiums, claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, claim adjustment expenses and the reserves for policy and contract liabilities, claim adjustment expenses and unearned premiums are reported net of reinsured amounts.

  Separate Accounts

   Separate accounts arise from three lines of business--variable annuities, variable universal life, and insured GICs. The separate account assets are legally segregated and are not subject to claims which may arise from any other business of the Company.

   The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of income. Separate account assets and liabilities for the variable lines of business totaled $30,485,000 and $29,612,000 at December 31, 2005 and 2004, respectively.

   The assets of the GIC line of business are maintained at an amount equal to the related liabilities. The assets related to the GIC line of business include bonds reported at amortized cost and loan-backed bonds and structured securities stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contract holders. The net operating earnings of this product are included in the accompanying statements of income. Separate account assets and liabilities for the GIC line of business totaled $4,667,000 and $13,668,000 at December 31, 2005 and 2004, respectively.

  Asset Valuation Reserve and Interest Maintenance Reserve

   The Company has established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

  Guaranty Fund Assessments

   Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based.

  Concentrations of Credit Risk

   Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents include investments in commercial paper of companies with high credit ratings, investments in money market securities and securities backed by the U.S. Government. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

  Vulnerability due to Certain Concentrations

   The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

  Postretirement Benefits

   The projected future cost of providing benefits, such as health care and life insurance, to retirees and employees is recognized as an expense as employees render service, rather than when the benefits are paid. See Note 9 for further disclosures with respect to postretirement benefits other than pensions.

  Accounting Changes

   During 2005, the Company changed various bases of valuation related to its reserves for life contracts. The cumulative effect of the change in accounting is reported as an adjustment to unassigned surplus. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting method had been applied retroactively for all prior periods. As a result of the accounting change, the Company reported an increase in reserve on account of a change in valuation basis of $7,461,000 which resulted in a decrease to unassigned surplus.

3. Capital and Surplus

   The maximum amount of dividends that can be paid by South Carolina-domiciled insurance companies to shareholders without prior approval from the Director of Insurance is subject to restrictions relating to statutory surplus or net gain from operations. Without prior approval, the maximum dividend payment or series of payments over a 12-month period may not exceed the lesser of the prior year's net gain from operations or 10% of policyholder's surplus when paid from other than earned surplus or the greater of the prior year's net gain from operations or 10% of policyholders' surplus when paid from earned surplus. The Company declared and

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA paid a dividend of $9,500,000 during 2005 which was less than the maximum allowed of $19,725,000. No dividends were declared or paid during 2004. The maximum dividend that the Company could pay during 2006 without prior approval of the Director of Insurance is $15,314,000.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2005. Life and health insurance companies are subject to certain Risk-Based Capital requirements as specified by the NAIC. Under those requirements, the minimum amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005 and 2004, the Company met the minimum capital requirements for Risk-Based Capital and requirements for its state of domicile.

   A portion of unassigned surplus is represented by or has been increased (reduced) by the following items:

                                               December 31
                                           ------------------
                                             2005      2004
                                           --------  --------
                                             (In Thousands)
                  Unrealized gains........ $  6,607  $  7,659
                  Nonadmitted asset values  (37,735)  (41,604)
                  Asset valuation reserve.  (14,346)  (17,629)

4. Investment Operations

   The amortized cost and the estimated fair value of investments in fixed maturity securities as of December 31, 2005 and 2004, are summarized as follows (in thousands):

                                                                               2005
                                                            -------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated
                                                              Cost       Gains      Losses   Fair Value
                                                            ---------- ---------- ---------- ----------
U.S. Treasury securities and obligations of U.S. government
  agencies................................................. $  254,119  $   184    $ (4,792) $  249,511
Obligations of states and political subdivisions...........      2,874      140          --       3,014
Corporate securities.......................................    691,099    7,152      (9,236)    689,015
Mortgage-backed securities.................................    774,269    3,596     (12,295)    765,570
                                                            ----------  -------    --------  ----------
Total bonds................................................ $1,722,361  $11,072    $(26,323) $1,707,110
                                                            ==========  =======    ========  ==========

                                                                               2004
                                                            -------------------------------------------
                                                                         Gross      Gross
                                                            Amortized  Unrealized Unrealized Estimated
                                                              Cost       Gains      Losses   Fair Value
                                                            ---------- ---------- ---------- ----------
U.S. Treasury securities and obligations of U.S. government
  agencies................................................. $  187,847  $ 2,163    $   (44)  $  189,966
Obligations of states and political subdivisions...........      6,201      303         --        6,504
Corporate securities.......................................    724,253   16,017     (4,534)     735,736
Mortgage-backed securities.................................    571,132    7,068     (4,369)     573,831
                                                            ----------  -------    -------   ----------
Total bonds................................................ $1,489,433  $25,551    $(8,947)  $1,506,037
                                                            ==========  =======    =======   ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   At December 31, 2005, summary of the invested assets owned by the Company in an unrealized loss position is as follows:

                                  Less Than 12 Months           Greater Than 12 Months                  Total
                             ------------------------------ ------------------------------ --------------------------------
                             Number of   Fair    Unrealized Number of   Fair    Unrealized Number of    Fair     Unrealized
                             Securities  Value     Losses   Securities  Value     Losses   Securities   Value      Losses
                             ---------- -------- ---------- ---------- -------- ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasury obligations
   and directed
   obligations of U.S.
   government
   agencies.................     40     $186,817  $ 3,270        6     $ 46,348   $1,522       46     $  233,165  $ 4,792
  Corporate securities......     75      268,879    6,022       20       59,351    3,213       95        328,230    9,235
  Mortgage-backed
   securities...............     88      451,119    8,016       19       88,396    4,279      107        539,515   12,295
  Equity securities.........      1        1,376       49       --           --       --        1          1,376       49
                                ---     --------  -------       --     --------   ------      ---     ----------  -------
Total.......................    204     $908,191  $17,357       45     $194,095   $9,014      249     $1,102,286  $26,371
                                ===     ========  =======       ==     ========   ======      ===     ==========  =======

  U.S. Treasury Obligations

   The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies were caused by interest rate increases. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent and ability to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

  Mortgage-Backed Securities

   The unrealized losses on the Company's investments in federal agency mortgage-backed securities were caused by interest rate increases. The contractual cash flows of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities will not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   All of the unrealized losses on the Company's investment in corporate mortgage-backed securities are represented by bonds with a market value of less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

  Corporate Bonds

   Of the $9,235,000 in unrealized losses on investments in corporate bonds, 69% is represented by bonds with a market value less than 5% below amortized cost; therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The remainder of the Company's portfolio of corporate bonds in an unrealized loss position have a market value between 5% and 10% below amortized cost. The market value of these bonds is $44,624,000, which is comprised of 14 securities. Each of these bonds and the bonds' issuers have received favorable credit ratings from nationally recognized rating agencies. The Company has the intent and ability to hold these investments until a recovery of fair value, which may be at maturity. Therefore, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   The amortized cost and estimated fair value of bonds and mandatorily redeemable preferred stock at December 31, 2005, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities' underlying mortgages are subject to pre-payment.

                                                       2005
                                               ---------------------
                                               Estimated
                                               Amortized
                                                 Cost     Fair Value
                                               ---------- ----------
            Due in 1 year or less............. $   69,240 $   69,478
            Due after 1 year through 5 years..     95,983     95,715
            Due after 5 years through 10 years    366,943    363,610
            Due after 10 years................    363,305    360,698
                                               ---------- ----------
               Total..........................    895,471    889,501
            Mortgage-backed securities........    826,928    817,681
                                               ---------- ----------
            Total debt securities............. $1,722,399 $1,707,182
                                               ========== ==========

   Bonds, mortgage loans, preferred stocks and common stocks aggregating $7,811,000 and $7,789,000 were on deposit with regulatory authorities at December 31, 2005 and 2004, respectively.

   Unrealized gains and losses on investments in common stock are reported directly in surplus and do not affect operations. Preferred stocks are reported at cost. The gross unrealized gains and losses on, and the cost and estimated market value of, those investments as of December 31, 2005 and 2004, are summarized as follows (in thousands):

                                       Gross      Gross    Estimated
                                     Unrealized Unrealized   Fair
                              Cost     Gains      Losses     Value
                             ------- ---------- ---------- ---------
           December 31, 2005
           Preferred stocks. $   251   $  220      $ --     $   471
           Common stocks....  14,622      503       (49)     15,076
                             -------   ------      ----     -------
           Total............ $14,873   $  723      $(49)    $15,547
                             =======   ======      ====     =======
           December 31, 2004
           Preferred stocks. $   251   $  208      $ --     $   459
           Common stocks....  15,805    2,073        --      17,878
                             -------   ------      ----     -------
           Total............ $16,056   $2,281      $ --     $18,337
                             =======   ======      ====     =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Net realized gains (losses) on investments for the years ended December 31, 2005 and 2004, are summarized below:

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
                                                    (In Thousands)
       Year Ended December 31, 2005:
       Bonds.................................   $164   $(2,452) $(2,288)
       Common stocks.........................    187      (826)    (639)
       Other.................................    568      (303)     265
                                                ----   -------  -------
                                                $919   $(3,581)  (2,662)
                                                ====   =======
       Capital gains tax.....................                     1,071
                                                                -------
       Net realized capital losses...........                    (1,591)
       Transfer to IMR.......................                     2,260
                                                                -------
       Net realized capital gains--net of IMR                   $   669
                                                                =======

                                                                   Net
                                                Gross    Gross   Realized
                                               Realized Realized  Gains
                                                Gains    Losses  (Losses)
                                               -------- -------- --------
                                                     (In Thousands)
       Year Ended December 31, 2004:
       Bonds..................................   $349   $(8,367) $(8,018)
       Common stocks..........................     36      (495)    (459)
       Other..................................     10      (399)    (389)
                                                 ----   -------  -------
                                                 $395   $(9,261)  (8,866)
                                                 ====   =======
       Transfer to IMR........................                     3,439
                                                                 -------
       Net realized capital losses--net of IMR                   $(5,427)
                                                                 =======

   Proceeds from the sales of investments in bonds during 2005 and 2004 were $34,928,000 and $207,050,000, respectively. Gross gains of $21,000 and
$342,000, and gross losses of $997,000 and $6,063,000 were realized on those sales, respectively. During 2005 and 2004, the Company did not recognize any losses related to other-than-temporary declines in market value on its investments.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio. Carrying amounts as of December 31, 2005 and 2004 are as follows (in thousands):

                                                  2005      2004
                                                --------  --------
            State:
               Florida......................... $ 35,884  $ 36,496
               Missouri........................   34,670    38,129
               Utah............................   32,141    32,949
               Oklahoma........................   31,871    33,372
               Ohio............................   28,058    16,812
               Texas...........................   25,064    29,106
               California......................   16,131    19,309
               South Carolina..................   15,189        --
               Nevada..........................   13,678    17,975
               Other...........................  167,607   175,113
                                                --------  --------
                                                $400,293  $399,261
                                                ========  ========
            Percentage of total admitted assets       17%       19%

   The maximum and minimum lending rates for mortgage loans were 7.25% and 6.00%, respectively, during 2005 and 6.75% and 5.75% during 2004. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. At December 31, 2005 and 2004, the Company held no mortgages with interest 180 days past due. There were no prior liens on investments in mortgages at December 31, 2005 and 2004. All properties covered by mortgage loans have fire insurance at least equal to the loan excess over the maximum loan that would be allowed on the land without the building. There was no non-admitted accrued investment income at December 31, 2005 and 2004.

   During 2005, the Company reduced interest rates on 10 mortgage loans. The December 31, 2005 principal balances and interest rate reductions are as follows: one loan of $1,067,686 by .815%, one loan of $2,150,884 by 1.00%, one loan of $2,837,778 by 1.150%, two loans of $3,047,852 by 1.750%, one loan of
$1,317,782 by 1.850%, one loan of $1,768,760 by 1.875%, one loan of $987,376 by
1.900%, one loan of $2,076,052 by 2.250%, and one loan of $615,423 by 2.625%.
During 2004, the Company reduced interest rates on 23 mortgage loans. The December 31, 2004 principal balances and interest rate reductions are as follows: one loan of $1,685,000 by .50%, three loans of $1,249,000 by .75%, two loans of $1,535,000 by 1.00%, one loan of $2,237,000 by 1.125%, one loan of
$1,247,000 by 1.255%, one loan of $1,683,000 by 1.35%, one loan of $1,149,000 by 1.375%, four loans of $6,430,000 by 1.50%, one loan of $1,611,000 by 1.585%, two loans of $2,663,000 by 1.625%, two loans of $1,589,000 by 1.75%, one loan of $656,000 by 1.875%, one loan of $2,415,000 by 2.00% and two loans of
$2,044,000 by 2.375%.

   During 2005 and 2004, the Company had no mortgage loans that were converted to require payments of principal and interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Set forth below is a summary of consolidated net investment income for the years ended December 31, 2005 and 2004 (in thousands):

                                                 2005     2004
                                               -------- --------
               Bonds.......................... $ 84,602 $ 73,946
               Preferred stocks...............       26       21
               Common stocks..................    3,496      318
               Mortgage loans on real estate..   29,107   33,026
               Contract loans.................    2,571    3,010
               Cash and short-term investments    3,494      895
               Other..........................      930    1,094
                                               -------- --------
                                                124,226  112,310
               Less investment expenses.......    1,827    1,749
                                               -------- --------
               Net investment income.......... $122,399 $110,561
                                               ======== ========

5. Investment Contracts

   The carrying amounts and estimated fair values of the Company's liabilities for investment-type insurance contracts for the years ended December 31, 2005 and 2004, are as follows (in thousands):

                                             2005                  2004
                                     --------------------- ---------------------
                                      Carrying  Estimated   Carrying  Estimated
                                       Value    Fair Value   Value    Fair Value
                                     ---------- ---------- ---------- ----------
Guaranteed investment contracts..... $   65,978 $   66,460 $  122,005 $  124,362
Flexible and single-premium deferred
  annuities.........................  1,355,218  1,254,652  1,113,935  1,078,768
Separate accounts...................     19,183     19,010     29,445     29,341
                                     ---------- ---------- ---------- ----------
Total investment-type insurance
  contracts......................... $1,440,379 $1,340,122 $1,265,385 $1,232,471
                                     ========== ========== ========== ==========

   Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

6. Reinsurance

   The Company does not actively solicit reinsurance from other companies. However, the Company does assume business from certain insurance companies and ceded this business to Generali Life Reassurance Co. ("Generali") under an Assumption and Coinsurance Agreement. Under terms of this agreement, the Company paid $251.5 million to transfer the net liabilities related to all of its in-force reinsurance business in May 2003, resulting in an after tax gain of $82.8 million. As the business is novated, effectively releasing the Company from any credit risks, a portion of the initial gain on the transaction is recognized. The Company recognized $332,000 and $7,953,000 during the years ended December 31, 2005 and 2004, respectively, in miscelleneous income in the accompanying Statements of Income--Statutory Basis.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The effect of reinsurance on premiums earned for the years ended December 31, 2005 and 2004, is as follows (in thousands):

                                      2005      2004
                                    --------  --------
                        Direct..... $408,867  $383,499
                        Assumed....   20,752    32,131
                        Ceded......  (42,967)  (47,877)
                                    --------  --------
                        Net premium $386,652  $367,753
                                    ========  ========

   The Company reinsures with other companies portions of the life insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are up to $1,000,000 on an individual life policy. At December 31, 2005, the Company ceded $123,615,000 of policy and claim reserves to Generali, the insurer to which all assumed business is retroceded. The Company remains contingently liable with respect to all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event that an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

   As of December 31, 2005 and 2004, the Company had ceded to other life insurance companies individual and group life insurance in force of approximately $9.6 billion and $10.4 billion, respectively. The liabilities for aggregate reserves for life policies, accident and health policies, and for policy and contract claims at December 31, 2005 were reduced by $144,032,000, $37,818,000 and $5,429,000, respectively, and $128,574,000, $39,213,000 and
$6,616,000, respectively, at December 31, 2004 for estimated recoveries under reinsurance treaties. During 2005 and 2004, the Company ceded benefits and reserve increases of $17,384,000 and $22,089,000, respectively, to other insurers.

7. Commitments and Contingencies

   The Company has a lease agreement for a marketing and sales office in Kansas City, Missouri, and a lease for office equipment. The office lease contains two optional five-year renewal terms. Rental expense amounted to $336,000 and $417,000 for the years ended December 31, 2005 and 2004, respectively. As of December 31, 2005, the minimum future payments under these leases for each of the next five years are as follows (in thousands):

                          Years Ended December 31
                          2006................... $368
                          2007...................  385
                          2008...................  189
                          2009...................   --
                          2010...................   --
                                                  ----
                          Total.................. $942
                                                  ====

   Total outstanding commitments to fund mortgage loans at December 31, 2005 and 2004, were $2,781,000 and $15,150,000, respectively.

   A number of insurance companies are under regulatory supervision that results in assessments by state guaranty funds to cover losses to policyholders of insolvent or rehabilitated insurance companies. Those

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA mandatory assessments may be partially recovered through a reduction in future premium taxes in certain states. At December 31, 2005 and 2004, the Company accrued $1,124,000 and $653,000, respectively, for guaranty fund assessments. At December 31, 2005 and 2004, a related asset of $729,000 and $480,000, respectively, was recorded to approximate future reductions in premium taxes in certain states. The net liability for guarantee fund assessments increased by $190,000 for the year ended December 31, 2005 and decreased by $19,000 during the year ended December 31, 2004.

   The Company is party to an environmental remediation at a property on which it foreclosed in 1993. The property was subsequently sold, but the Company remains liable for the remediation. At December 31, 2005 and 2004, the Company accrued $92,000 and $106,000, respectively, which it believes is sufficient to cover any future liabilities related to this remediation.

   The Company is a party to certain claims and legal actions arising in the ordinary course of business. In the opinion of management, these matters will not have a materially adverse effect on the operations or financial position of the Company.

8. Federal Income Taxes

   The Company's tax return is consolidated with LLIC. The method of allocation between the two companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses utilized in the consolidated return. Intercompany tax balances are settled quarterly.

   Certain amounts that were not currently taxed under pre-1984 tax law were credited to a policyholder surplus account ("PSA"). The Company's PSA is approximately $77.6 million at December 31, 2005. The American Jobs Creation Act of 2004 enacted a two-year suspension of the tax on dividend distributions from PSA's and reversed the order of distributions so that dividends may first be made from the PSA rather than the shareholder surplus account. The Company made a $9.5 million tax-free dividend distribution from the PSA account in 2005 and is currently analyzing the feasibility of taking further advantage of this tax law given regulatory capital and treasury restraints. Should the Company not be able to distribute the remainder of the PSA during the two-year suspension period, the account would be taxable at regular corporate rates when distributed to stockholders. The Company has no present plans to distribute the amount in the PSA in a taxable transaction; consequently, no provision has been made in the financial statements for the taxes thereon. If such taxes were assessed, the taxes would amount to approximately $27 million.

   Earnings taxed on a current basis are accumulated in a stockholder's surplus account and can be distributed to stockholders without tax. The stockholder's surplus amounted to approximately $76.1 million at December 31, 2005.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Among the more significant book to tax adjustments for 2005, excluding capital gains (losses) were the following (in thousands):

                                                    December 31, December 31,
                                                        2005         2004
                                                    ------------ ------------
  Income tax at statutory rate.....................   $ 7,928      $ 5,589
  IMR..............................................    (1,506)      (2,480)
  Retirement plan..................................        64         (556)
  Adjustments to prior year tax estimates..........       (78)       1,705
  Deferred ceding commission amortization..........      (116)      (2,784)
  Statutory change in reserve--equity adjustment...    (2,611)          --
  Other............................................       662          100
                                                      -------      -------
  Total income tax on operations...................   $ 4,343      $ 1,574
                                                      =======      =======
  Federal and foreign income tax incurred..........   $ 7,332      $ 1,671
  Change in net deferred income taxes on operations    (2,989)         (97)
                                                      -------      -------
  Total income tax on operations...................   $ 4,343      $ 1,574
                                                      =======      =======

   Federal income taxes incurred during the years ended December 31, 2005 and 2004, consist of the following major components:

                                                  2005    2004
                                                -------  ------
                 Current year expense.......... $ 8,293  $1,574
                 Prior year under accrual......     110      97
                                                -------  ------
                                                  8,403   1,671
                 Less capital gains tax benefit  (1,071)     --
                                                -------  ------
                 Federal income tax expense.... $ 7,332  $1,671
                                                =======  ======

   The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 2005 and 2004, are as follows (in thousands):

                                                                 2005     2004   Change
                                                               -------  -------  ------
Total deferred tax assets..................................... $39,313  $36,534  $2,779
Total deferred tax liabilities................................   1,416    1,820    (404)
                                                               -------  -------  ------
Net deferred tax assets....................................... $37,897  $34,714  $3,183
                                                               =======  =======  ======
Total net deferred tax assets admitted in accordance with SSAP
  No. 10, Income Taxes........................................ $10,612  $ 4,624
                                                               =======  =======
Total deferred tax assets nonadmitted in accordance with SSAP
  No. 10, Income Taxes........................................ $27,285  $30,090
                                                               =======  =======
Decrease in deferred tax assets nonadmitted................... $(2,805) $  (208)
                                                               =======  =======

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The significant components of the change in the Company's deferred tax assets and liabilities for the years ended December 31, 2005 and 2004, are as follows (in thousands):

                                                     2005    2004    Change
                                                    ------- ------- -------
    Deferred tax assets:
       Reserve for future policy benefits.......... $ 6,754 $ 6,555 $   199
       Reserve strengthening.......................   4,890   2,418   2,472
       Deferred policy acquisitions costs..........   5,571   5,064     507
       Employee benefit plans......................  12,438  12,559    (121)
       Book loss over tax due to basis difference..     141     284    (143)
       Alternative minimum tax credit carryforward.      26      --      26
       Net operating loss carryforwards............   7,674   6,407   1,267
       Net capital loss carryforwards..............   1,035   2,081  (1,046)
       Non-admitted assets.........................     404     777    (373)
       Other deferred tax assets...................     380     389      (9)
                                                    ------- ------- -------
    Net deferred tax assets........................ $39,313 $36,534 $ 2,779
                                                    ======= ======= =======
    Deferred tax liabilities:
       Deferred and uncollected premiums........... $   166 $   211 $   (45)
       Book loss over tax due to basis difference..     653     704     (51)
       Unrealized losses...........................     454     725    (271)
       Reserve weakening...........................     143     180     (37)
                                                    ------- ------- -------
    Total deferred tax liabilities................. $ 1,416 $ 1,820 $  (404)
                                                    ======= ======= =======

   The change in net deferred income taxes as of December 31, 2005 and 2004, is comprised of the following (in thousands):

                                                                     2005    2004
                                                     2005    2004   Change  Change
                                                    ------- ------- ------  ------
Total deferred tax assets.......................... $39,313 $36,534 $2,779  $1,906
Total deferred tax liabilities.....................   1,416   1,820   (404)  1,550
                                                    ------- ------- ------  ------
Net deferred tax asset............................. $37,897 $34,714  3,183     356
                                                    ======= =======
Tax effect of unrealized losses....................                   (567)    553
Change in non-admitted assets......................                    373    (812)
                                                                    ------  ------
Change in net deferred income tax tax on operations                 $2,989  $   97
                                                                    ======  ======

   The Company's net operating loss carryforwards available to offset future taxable income total $21,925,000 and expire December 31, 2018 through December 31, 2019. The Company also has net capital loss carryforwards of $2,956,000 which will expire December 31, 2009 and net alternative minimum tax credit carryforwards of $26,000, which have no expiration.

9. Benefit Plans

  Trusteed Employee Retirement Plan

   The Company had a trusteed employee retirement plan for the benefit of salaried employees who had reached age 21 and had completed one year of service. The plan was administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company and provided

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. On May 1, 2003, this plan was frozen and Comerica became the new trustee of the plan. On September 30, 2003, the plan was merged into the Pension Plan for United States Dollar-Based Employees of Royal Bank of Canada and Affiliates
(the "Dollar-Based Plan"). Comerica is also the trustee of this plan.

   The following table sets forth the plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                           2005     2004
                                                         -------  -------
      Change in benefit obligations:
         Benefit obligation at beginning of year........ $67,214  $68,769
         Service cost...................................     128       81
         Interest cost..................................   4,028    3,979
         Plan amendment.................................     295       --
         Actuarial losses (gains).......................   5,441     (727)
         Benefits paid..................................  (4,928)  (4,888)
                                                         -------  -------
      Benefit obligation at end of year.................  72,178   67,214
                                                         -------  -------

      Change in plan assets:
         Fair value of plan assets at beginning of year.  77,663   77,287
         Actual return on plan assets...................   4,266    5,264
         Benefits paid..................................  (4,928)  (4,888)
                                                         -------  -------
      Fair value of plan assets at end of year..........  77,001   77,663
                                                         -------  -------
      Funded status of the plan.........................   4,823   10,449
      Unrecognized net actuarial loss (gain)............   5,022     (478)
      Unrecognized prior service cost...................     270       --
                                                         -------  -------
      Prepaid pension cost.............................. $10,115  $ 9,971
                                                         =======  =======

   Net pension cost included the following components for the years ended December 31, 2005 and 2004 (in thousands):

                                                         2005     2004
                                                       -------  -------
       Service cost--benefits earned during the period $   128  $    81
       Interest cost on projected benefit obligation..   4,028    3,979
       Actual return on plan assets...................  (4,266)  (5,264)
       Net amortization and deferral..................     (34)     (58)
                                                       -------  -------
       Net pension benefit............................ $  (144) $(1,262)
                                                       =======  =======

   The pension plan's weighted-average asset allocations are as follows:

                                    December 31, September 30,
                                        2005         2004
                                    ------------ -------------
                  Equity securities      61%           62%
                  Debt securities..      39%           37%
                  Other............      --%            1%
                                        ---           ---
                     Total.........     100%          100%
                                        ===           ===

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Included in plan assets is a group pension investment contract which was issued by the Company. This contract balance was $34,830,000 and $37,646,000 at December 31, 2005 and September 30, 2004, respectively.

   The assets of the pension plan are invested in a prudent manner for the sole benefit of the participants and beneficiaries in order to achieve the highest returns consistent with the prudence and diversification requirements of the Employee Retirement Income Security Act of 1974 and taking into account the plan's need for liquidity.

   The Pension Plan Management Committee oversees the investment of plan assets. The investment policies and goals are set forth in the plan's Statement of Investment Policies and Procedures which was last amended in December 2001. The statement sets out the asset mix policy, which was developed taking into account a number of factors including:

  . Investment characteristics, including expected returns, volatilities and correlations of both plan assets and liabilities

  . The plan's tolerance for risk which dictates the trade-off between increased short-term volatility and enhanced long-term expected returns

  . Diversification of plan assets through the inclusion of several asset classes to minimize the risk of large losses unless it is clearly prudent not to do so

  . The liquidity and current return of the portfolio relative to the anticipated cash flow requirements of the plan

  .   Actuarial factors such as membership demographics and real wage increases

   The asset mix policy ranges are as follows:

                                            Low Target High
                                            --- ------ ----
                    Fixed income securities 25%   40%   55%
                    Equity securities...... 45%   60%   75%

   The equity securities category includes both domestic and foreign equity securities. The target asset allocation of domestic and foreign securities is 35% and 25%, respectively.

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 5.5% for 2005 and 6.0% for 2004. Only employees 50 years and older continue to accrue benefits under this plan. The rate of increase in future compensation levels used for the employees in 2005 and 2004 was 3.5%. The expected long-term rate of return on assets was 7.0% in 2005 and 2004.

  Supplemental Retirement Programs and Deferred Compensation Plan

   The Company has supplemental retirement programs for former senior executive officers, group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under
Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan. This plan was frozen on September 30, 2003.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Prior to 2003, the Company also had a deferred compensation plan for the Company's former managers that provided retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. The actuarial present value of benefits shown below includes all managers who have retired and are entitled to benefits under the program.

   The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                       2005     2004
                                                     -------  -------
         Change in benefit obligations:
            Benefit obligation at beginning of year. $24,568  $25,001
            Interest cost...........................   1,394    1,465
            Actuarial losses........................   1,124      110
            Benefits paid...........................  (2,075)  (2,008)
                                                     -------  -------
         Benefit obligation at end of year.......... $25,011  $24,568
                                                     =======  =======

       Change in plan assets:
          Funded status of the plan (under funded)... $(25,011) $(24,568)
          Unrecognized net actuarial loss............   10,070     9,299
          Adjustment to recognized minimum liability.  (10,070)   (9,299)
                                                      --------  --------
       Accrued pension cost..........................  (25,011)  (24,568)
       Accrued benefit liability.....................   25,011    24,568
                                                      --------  --------
       Net amount recognized......................... $     --  $     --
                                                      ========  ========

   Net pension cost included the following components as of December 31, 2005 and 2004 (in thousands):

                                                         2005   2004
                                                        ------ ------
          Interest cost on projected benefit obligation $1,394 $1,465
          Net amortization and deferral................    353    364
                                                        ------ ------
          Net pension cost............................. $1,747 $1,829
                                                        ====== ======

   In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 5.50% for 2005 and 6.00% for 2004. The rate of increase in future compensation levels used was 4.00% for 2005 and 4.75% for 2004.

   The Company had a deferred compensation plan for senior executive officers that was frozen effective September 30, 2003. This program is not qualified under Section 401(a) of the Internal Revenue Code. Eligible participants could defer a portion of their salary and/or their annual bonus. Amounts deferred earn interest at the Company's average interest rate. At December 31, 2005 and 2004, the Company carried a liability of $797,000 and $1,658,000, respectively, for this plan. The Company has established a rabbi trust for certain of the supplemental retirement and deferred compensation plans described above. This plan trust held assets with a market value of approximately $24,363,000 and $25,106,000 at December 31, 2005 and 2004, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Company established a deferred compensation plan for senior executive officers during 2003 under which eligible participants may defer a portion of special compensation otherwise due upon the sale of the Company in 2003. The program is not qualified under Section 401(a) of the Internal Revenue Code and is unfunded. At December 31, 2005 and 2004, the Company carried a liability of approximately $1,161,000 and $1,098,000, respectively, for this plan.

  Savings and Investment Plans

   The Company participates in the RBC-U.S.A. Retirement and Savings Plan
(the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. The Plan includes both fixed and discretionary match contribution features. The discretionary match contribution component of the Plan allows the Company to make an annual discretionary contribution based on company performance. Contributions for this component were approximately $7,000 and $2,000 in 2005 and 2004, respectively. The fixed match component of the Plan allows employees to contribute to the Plan and the Company will make a matching contribution of up to 6% of the employees' compensation. The Company's matching contribution percentage may be changed at the discretion of the Company's Board of Directors. The Company's contributions for this component of the Plan were approximately $146,000 and $96,000 for the years ended
December 31, 2005 and 2004, respectively.

  Defined Benefit Health Care Plan

   In addition to the Company's other benefit plans, the Company sponsored an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan was contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipated a future cost-sharing arrangement with retirees that was consistent with the Company's past practices. This plan was frozen on May 1, 2003.

   The following table presents the plan's funded status as of December 31, 2005 and 2004 (in thousands):

                                                            2005     2004
                                                          -------  --------
    Change in benefit obligations:
       Projected benefit obligation at beginning of year. $11,084  $ 11,478
       Interest cost.....................................     623       654
       Actuarial (gains) losses..........................  (1,104)        7
       Benefits paid.....................................  (1,301)   (1,055)
                                                          -------  --------
    Projected benefit obligation at end of year.......... $ 9,302  $ 11,084
                                                          =======  ========
    Change in plan assets:
       Funded status of the plan (under funded).......... $(9,302) $(11,084)
       Unrecognized net actuarial loss...................   1,754     3,113
       Unrecognized prior service cost...................      16        32
       Unrecognized transition obligation................     123       141
                                                          -------  --------
    Accrued pension cost.................................  (7,409)   (7,798)
    Accrued benefit liability............................   7,409     7,798
                                                          -------  --------
    Net amount recognized................................ $    --  $     --
                                                          =======  ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   The Medicare Prescription Drug, Improvement and Modernization Act
(the "Act") was signed into law on December 8, 2003. The Act provides for a voluntary prescription drug benefit program beginning January 1, 2006. The Act also provides for subsidies for private plans offering actuarially equivalent plans to its voluntary prescription drug benefit program. The Company has determined that the prescription drug benefits provided by its defined benefit health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the accumulated postretirement benefits obligation of the defined benefit health care plan has been reduced by $492,000 and $702,000 at December 31, 2005 and 2004, respectively, to account for estimated future subsidies the Company will receive under the Act.

   Net periodic postretirement benefit cost includes the following components for the years ended December 31, 2005 and 2004:

                                                             2005 2004
                                                             ---- ----
         Interest cost...................................... $623 $654
         Amortization of transition obligation over 20 years   18   18
         Amortization of past service costs.................   16   16
         Amortization of net loss...........................  255  249
                                                             ---- ----
         Net periodic benefit cost.......................... $912 $937
                                                             ==== ====

   The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

   Following are the assumed health care cost trend rates:

                                                           2005  2004
                                                           ----  ----
         Health care cost trend rate assumed for next year 10.6% 11.4%
         Ultimate trend rate..............................  5.0%  5.0%
         Year ultimate trend rate to be attained.......... 2012  2012

   The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 5.5% at December 31, 2005 and 6.0% at December 31, 2004.

   Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trends would have the following effects (in thousands):

                                                        1 %      1 %
                                                      Increase Decrease
                                                      -------- --------
         Effect on total service and interest costs..   $ 11    $ (10)
         Effect on postretirement benefit obligations    199     (189)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

Cash Flows

   The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid (in thousands):

                              Pension Non-Qualified  Other
                               Plan       Plans     Benefits
                              ------- ------------- --------
                    2006..... $ 4,810    $1,911      $1,052
                    2007.....   4,792     1,919       1,030
                    2008.....   4,749     1,949       1,000
                    2009.....   4,692     1,962         961
                    2010.....   4,641     1,962         925
                    2011-2015  22,912     9,810       3,970

   No contributions are expected to be made to the Dollar-Based Plan, while $1,911,000 is expected to be paid with respect to the non-qualified benefit plans and $1,052,000 is expected to be paid with respect to the other post-retirement benefit plans in 2006.

10. Reserves

   The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows (in thousands):

                                                                          2005                 2004
                                                                  -------------------  -------------------
                                                                              Percent              Percent
                                                                    Amount    of Total   Amount    of Total
                                                                  ----------  -------- ----------  --------
Subject to discretionary withdrawal:
   At book value (no charge or adjustment)....................... $  314,932     20%   $  302,144     22%
   With market value adjustment..................................    471,224     31       464,243     34
   At book value, less surrender charge..........................    680,952     44       522,823     38
                                                                  ----------    ---    ----------    ---
Subtotal.........................................................  1,467,108     95     1,289,210     94
Not subject to discretionary withdrawal..........................     72,406      5        75,998      6
                                                                  ----------    ---    ----------    ---
Total annuity reserves and deposit fund liabilities..............  1,539,514    100%    1,365,208    100%
                                                                                ===                  ===
Reinsurance ceded................................................    (10,706)              (9,532)
                                                                  ----------           ----------
Total net annuity reserves and deposit fund liabilities.......... $1,528,808           $1,355,676
                                                                  ==========           ==========
Reconciliation to Exhibit 5 and Exhibit 7 of the Company's annual filing with the NAIC:
Life & Accident & Health Statement
   Exhibit 5, Annuities Section--Total (net)..................... $1,474,482           $1,293,220
   Exhibit 5, Supplementary Contracts with Life Contingencies
     section--Total (net)........................................     16,223               17,251
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1..........     18,920               15,760
                                                                  ----------           ----------
       Subtotal..................................................  1,509,625            1,326,231
Separate Accounts Annual Statement Exhibit 3, Section B--totals
  (net)..........................................................     19,183               29,445
                                                                  ----------           ----------
Total annuity actuarial reserves and deposit fund liabilities.... $1,528,808           $1,355,676
                                                                  ==========           ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

11. Fair Values of Financial Instruments


   SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit
Risk and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SSAP No. 27 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. The following represents the carrying amount and fair value of significant assets and liabilities at December 31, 2005 and 2004 (in thousands):

                                            2005                  2004
                                    --------------------- ---------------------
                                     Carrying    Fair      Carrying    Fair
                                      Amount     Value      Amount     Value
                                    ---------- ---------- ---------- ----------
Bonds.............................. $1,722,361 $1,707,110 $1,489,433 $1,506,037
Preferred stock....................        251        471        251        459
Common stock.......................     15,076     15,076     17,878     17,878
Mortgage loans.....................    400,293    411,683    399,261    419,069
Contract loans.....................     47,117     44,912     50,073     47,471
Cash and short-term investments....     58,447     58,447    104,616    104,616
Assets held in separate account....     35,152     35,220     43,280     43,746
Investment-type insurance contracts  1,440,379  1,340,122  1,265,385  1,232,471

   Additional data regarding fair values of the Company's investments is disclosed in Note 4.

   The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

   Cash and Short-Term Investments--The carrying amounts reported in the statement of net assets for these instruments approximate their fair values.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans on Real Estate and Policy Loans--The fair value for mortgage loans on real estate and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

   Liabilities for Flexible and Single Premium Deferred Annuities--The cash surrender value of flexible and single premium deferred annuities approximates their fair values.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   Liabilities for Guaranteed Investment Contracts--The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

12. Separate Accounts

   The Company provides a minimum guaranteed return of 4.0% of the average investment balance to policyholders of the GIC accounts. The variable annuities do not have any minimum guarantees, and the investment risks associated with market value changes are borne entirely by the policyholder. Information regarding the separate accounts of the Company as of and for the year ended December 31, 2005 is as follows (in thousands):

                                                                       Nonindexed
                                                                       Guarantee  Nonguaranteed
                                                                        Greater     Separate
                                                                       Than 4.0%    Accounts     Total
                                                                       ---------- ------------- -------
Premiums, deposits and other considerations for the year ended
  December 31, 2005...................................................   $   --      $ 3,230    $ 3,230
Reserves for separate accounts with assets as of December 31, 2005 at:
   Fair value.........................................................                28,891     28,891
   Amortized cost.....................................................    1,048           --      1,048
                                                                         ------      -------    -------
Total separate account reserves.......................................   $1,048      $28,891    $29,939
                                                                         ======      =======    =======
Reserves for separate accounts by withdrawal characteristics:
   Subject to discretionary withdrawal:
       With market value adjustment...................................   $1,048      $    --    $ 1,048
       At market value................................................       --       28,891     28,891
                                                                         ------      -------    -------
Total with adjustment or at market value..............................   $1,048      $28,891    $29,939
                                                                         ======      =======    =======
Total separate account reserves.......................................   $1,048      $28,891    $29,939
                                                                         ======      =======
Total due from general account........................................                            5,437
IMR Asset.............................................................                             (224)
                                                                                                -------
Total separate account assets/liabilities.............................                          $35,152
                                                                                                =======

   A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2005 and 2004, is presented below (in thousands):

                                                                        2005      2004
                                                                      --------  --------
Transfers as reported in the Summary of Operations of the Separate
  Accounts Statement:
   Transfers to separate accounts.................................... $  3,229  $  3,069
   Transfers from separate accounts..................................  (13,917)  (47,051)
   Other reconciling items...........................................        2        (5)
                                                                      --------  --------
Net transfers from separate accounts as reported in the Statements of
  Income-Statutory Basis............................................. $(10,686) $(43,987)
                                                                      ========  ========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

13. Related-Party Transactions


   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members including finance, investments, legal, human resources and other corporate functions. These costs are allocated based upon a cost sharing agreement that was approved by the Board of Directors. During the years ended December 31, 2005 and 2004, the Company expensed $7,290,000 and $11,550,000, respectively, of costs related to the cost sharing agreement. At December 31, 2005, the Company recorded payables to an affiliate of $2,524,000 related to this agreement. At
December 31, 2004, the Company recorded payables to a former affiliate of $1,711,000 related to this agreement.

   During 2004, the Company executed a promissory note under which the Company may advance up to $30 million to its parent, LLIC. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No amounts were advanced under this promissory note during 2005. The Company advanced $5,000,000 under the note during 2004. This amount was repaid in 2004 with $10,000 interest. At December 31, 2005 and 2004, no amounts were outstanding under this promissory note.

   Also, during 2004, the Company executed a promissory note under which LLIC may advance up to $30 million to the Company. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No advances were made under this promissory note during 2005 or 2004.

   Liberty Insurance Services Corporation ("LISC") was a licensed third party administrator ("TPA"), which was ultimately owned 100% by RBC. On December 31, 2004, LISC was sold to an unrelated third party, but continues to provide the ongoing servicing and claims settlement of in force policies and support of marketing information systems in accordance with Company rules. Net amounts paid under this arrangement during 2004 totaled $5,733,000.

14. Permitted Statutory Accounting Practices

   The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future.

15. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums as of December 31, 2005 and 2004, were as follows (in thousands):

                                                    2005          2004
                                                ------------- -------------
                                                      Net of        Net of
                                                Gross Loading Gross Loading
                                                ----- ------- ----- -------
     Ordinary new business..................... $  1   $  1   $  4   $  4
     Ordinary renewal..........................  472    459    597    597
                                                ----   ----   ----   ----
     Total..................................... $473    460   $601    601
                                                ====          ====
     Less not admitted.........................          79           105
                                                       ----          ----
     Net deferred and uncollected life premiums        $381          $496
                                                       ====          ====

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

   A premium deficiency reserve of $1,101,000 and $1,176,000, was recorded as of December 31, 2005 and 2004, respectively. The Company anticipates investment income as a factor in the premium deficiency calculation.

16. Components of General Expenses and Insurance Taxes, Licenses, and Fees

                                                                December 31
                                                              ---------------
                                                               2005     2004
                                                              ------- -------
                                                               (In Thousands)
 General expenses:
    Rent..................................................... $   766 $   818
    Salaries and wages.......................................   5,938   9,088
    Contributions for benefit plans..........................   5,739   3,289
    Legal, public accountants, and consulting actuaries fees.   1,473   1,271
    Advertising..............................................   1,465     745
    Postage, express, and telephone..........................     671     675
    Rental of equipment......................................      72   1,083
    Cost or depreciation of furniture and equipment..........     214     306
    All other................................................   3,445   4,330
                                                              ------- -------
 Total general expenses...................................... $19,783 $21,605
                                                              ======= =======
 Insurance taxes, licenses, and fees:
    State insurance department licenses and fees............. $   593 $   514
    State tax on premiums....................................     747   1,030
    U. S. Social Security taxes..............................     280     346
    All other................................................     330     (29)
                                                              ------- -------
 Total insurance taxes, licenses, and fees................... $ 1,950 $ 1,861
                                                              ======= =======

17. Reconciliation of Total Assets to the Annual Statement

   The differences between total assets at December 31, 2004 as shown in the accompanying statement of admitted assets, liabilities and surplus and total assets per the Company's Annual Statement are summarized in the following schedule. These differences arose due to items included in assets in the accompanying statement of admitted assets, liabilities and surplus but included in liabilities in the Company's Annual Statement.

                                                                                     December 31,
                                                                                         2004
                                                                                    --------------
                                                                                    (in thousands)
Total assets per accompanying statement of admitted assets, liabilities and surplus   $2,155,518
Separate accounts' interest maintenance reserve....................................          318
Net transfers to separate accounts due or accrued..................................       (3,599)
                                                                                      ----------
Total assets per the Company's Annual Statement....................................   $2,152,237
                                                                                      ==========

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

18. Subsequent Events


   On February 28, 2006, the South Carolina Department of Insurance approved the merger of LLIC into BMA with BMA to be renamed as Liberty Life Insurance Company at the time of the merger. The effective date of the merger is expected to be June 30, 2006.

                                  * * * * * *

                        Liberty Life Insurance Company

                     Statutory Basis Financial Statements
                         as of and for the Years Ended
                          December 31, 2005 and 2004,
                       and Independent Auditors' Report

                        LIBERTY LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                               --------
Independent Auditors' Report..................................................................      F-1

Statutory-basis Financial Statements as of and for the years ended December 31, 2005 and 2004:

   Statements of Admitted Assets, Liabilities and Surplus--Statutory Basis....................  F-2-F-3

   Statements of Income--Statutory Basis......................................................      F-4

   Statements of Changes in Capital and Surplus--Statutory Basis..............................      F-5

   Statements of Cash Flows--Statutory Basis..................................................      F-6

   Notes to Financial Statements--Statutory Basis............................................. F-7-F-32

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Liberty Life Insurance Company
Greenville, South Carolina

   We have audited the accompanying statements of admitted assets, liabilities, and surplus--statutory basis of Liberty Life Insurance Company (the "Company"), a wholly owned subsidiary of Royal Bank of Canada, as of December 31, 2005 and 2004, and the related statements of income--statutory basis, changes in capital and surplus--statutory basis, and cash flows--statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the South Carolina Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 or 2004, or the results of its operations or its cash flows for the years then ended.

   However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of Liberty Life Insurance Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Charlotte, North Carolina
May 5, 2006
(June 28, 2006 as to Note 18)

                        LIBERTY LIFE INSURANCE COMPANY

    STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                       As of December 31, 2005 and 2004
                                (In thousands)

                                                                                2005       2004
                                                                             ---------- ----------
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
   Bonds.................................................................... $  994,882 $  939,427
   Preferred stocks.........................................................      2,709      4,084
   Common stocks............................................................    232,890    219,252
   Mortgage loans...........................................................    174,906    185,631
   Real estate--property occupied by the Company............................         --     17,236
   Real estate--property held for sale......................................     16,725         --
   Policy loans.............................................................     62,454     64,444
   Cash and short-term investments..........................................     31,584     69,943
   Receivables for securities...............................................        169        688
                                                                             ---------- ----------
      Total cash and invested assets........................................  1,516,319  1,500,705
   Deferred and uncollected premiums--less loading (2005--$94; 2004--$244)..      4,851      5,677
   Accident and health premiums due and unpaid..............................      7,942      9,446
   Reinsurance balances recoverable.........................................      5,401      3,202
   Accrued investment income................................................     11,410     11,568
   Receivable from affiliates...............................................      3,214      1,795
   Cash value of company-owned insurance....................................     19,666     18,591
   Capitalized guaranty association assessments.............................      1,274      1,002
   Deferred tax asset--net..................................................     15,300     18,959
   Income taxes recoverable.................................................      6,720         --
   Benefit plan assets......................................................        371      1,016
   Other admitted assets....................................................        126        114
                                                                             ---------- ----------
TOTAL....................................................................... $1,592,594 $1,572,075
                                                                             ========== ==========

                        LIBERTY LIFE INSURANCE COMPANY

       STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS--STATUTORY
                              BASIS--(Concluded)

                       As of December 31, 2005 and 2004
                                (In thousands)

                                                                                                               2005       2004
                                                                                                            ---------- ----------
LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
   Policy and contract liabilities:
      Life and annuity reserves............................................................................ $1,140,693 $1,135,470
      Accident and health active life reserves.............................................................     30,092     28,837
      Accident and health claim reserves...................................................................      2,934      3,474
      Policyholders' funds left on deposit.................................................................     14,015     13,846
      Policy and contract claims payable...................................................................     18,848     19,226
      Provision for experience rating refunds..............................................................      6,084      5,810
      Premiums received in advance.........................................................................      2,612      2,004
      Dividends payable....................................................................................      1,054      1,069
                                                                                                            ---------- ----------
         Total policy and contract liabilities.............................................................  1,216,332  1,209,736
   Payable to parent or affiliates.........................................................................        803        461
   Accrued insurance expenses..............................................................................     26,688     24,862
   Federal income taxes payable............................................................................         --      2,619
   Amounts withheld by Company as agent....................................................................      3,062      3,220
   Asset valuation reserve.................................................................................     20,023     16,261
   Liability for benefits for employees and agents.........................................................      6,199      6,721
   Reinsurance in unauthorized companies...................................................................         15        101
   Liability for escheat funds.............................................................................      5,767      5,263
   Dividends to stockholders declared and unpaid...........................................................      6,125         --
   Funds held under co-insurance...........................................................................        220         --
   Other liabilities.......................................................................................      6,180      4,805
                                                                                                            ---------- ----------
         Total liabilities.................................................................................  1,291,414  1,274,049
                                                                                                            ---------- ----------
CAPITAL AND SURPLUS:
   Convertible preferred stock, $100 par value per share, authorized 500,000 shares; no shares issued and outstanding in 2005 and 2004
   Common stock, $10,000 par value per share, 1,000 shares authorized; 992 shares issued and outstanding...      9,920      9,920
   Additional paid-in surplus..............................................................................    151,770    151,770
   Surplus note............................................................................................     57,000     57,000
   Unassigned surplus......................................................................................     82,490     79,336
                                                                                                            ---------- ----------
         Total capital and surplus.........................................................................    301,180    298,026
                                                                                                            ---------- ----------
TOTAL...................................................................................................... $1,592,594 $1,572,075
                                                                                                            ========== ==========

                    See notes to the financial statements.

                        LIBERTY LIFE INSURANCE COMPANY

                     STATEMENTS OF INCOME--STATUTORY BASIS

                For the years ended December 31, 2005 and 2004
                                (In thousands)

                                                                                2005      2004
                                                                              --------  --------
PREMIUMS AND OTHER REVENUES:
   Life and annuity premiums................................................. $125,298  $132,380
   Accident and health premiums..............................................   52,287    60,206
   Supplemental contract with life contingencies considerations..............       --        31
   Net investment income.....................................................   88,042    79,200
   Commission and expense allowances on reinsurance ceded....................    3,876     5,576
   Amortization of interest maintenance reserve..............................   (1,508)   (1,593)
   Other income..............................................................    2,405     1,486
                                                                              --------  --------
      Total premiums and other revenues......................................  270,400   277,286
                                                                              --------  --------
BENEFITS PAID OR PROVIDED:
   Life and annuity benefits.................................................  112,813   118,512
   Accident and health benefits..............................................   13,911    10,174
   Increase in reserves......................................................    5,938     3,468
                                                                              --------  --------
      Total benefits paid or provided........................................  132,662   132,154
                                                                              --------  --------
INSURANCE EXPENSES:
   Commissions...............................................................   46,454    54,071
   Commission and expense allowances on reinsurance assumed..................       21        27
   General expenses..........................................................   64,290    64,386
   Insurance taxes, licenses, and fees.......................................    7,884     9,358
                                                                              --------  --------
      Total insurance expenses...............................................  118,649   127,842
                                                                              --------  --------
GAIN FROM OPERATIONS BEFORE DIVIDENDS TO POLICYHOLDERS, FEDERAL INCOME TAXES,
 AND NET REALIZED CAPITAL LOSSES.............................................   19,089    17,290
LESS: DIVIDENDS TO POLICYHOLDERS.............................................      921       951
                                                                              --------  --------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES AND NET REALIZED CAPITAL
 LOSSES......................................................................   18,168    16,339
FEDERAL INCOME TAXES.........................................................   (9,501)   (3,169)
                                                                              --------  --------
GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES......................   27,669    19,508
NET REALIZED CAPITAL LOSSES..................................................    1,064     3,460
                                                                              --------  --------
NET INCOME................................................................... $ 26,605  $ 16,048
                                                                              ========  ========

                    See notes to the financial statements.

                        LIBERTY LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                For the years ended December 31, 2005 and 2004
                                (In thousands)

                                                          Capital Stock   Additional
                                                         ----------------  Paid-In   Surplus Unassigned
                                                         Common Preferred  Surplus    Note    Surplus     Total
                                                         ------ --------- ---------- ------- ---------- --------
BALANCE--December 31, 2003.............................. $9,920    $--     $151,770  $57,000  $ 58,475  $277,165
   Net income...........................................     --     --           --       --    16,048    16,048
   Dividends to stockholders............................     --     --           --       --    (2,800)   (2,800)
   Net change in admitted asset investment amounts......     --     --           --       --    (2,964)   (2,964)
   Decrease in nonadmitted assets.......................     --     --           --       --    21,948    21,948
   Increase in asset valuation reserve..................     --     --           --       --    (5,200)   (5,200)
   Change in liability for reinsurance in unauthorized
    companies...........................................     --     --           --       --        41        41
   Change in net deferred income tax....................     --     --           --       --    (6,212)   (6,212)
                                                         ------    ---     --------  -------  --------  --------
BALANCE--December 31, 2004..............................  9,920     --      151,770   57,000    79,336   298,026
   Net income...........................................     --     --           --       --    26,605    26,605
   Dividends to stockholders............................     --     --           --       --   (18,375)  (18,375)
   Net change in admitted asset investment amounts......     --     --           --       --    (2,170)   (2,170)
   Decrease in nonadmitted assets.......................     --     --           --       --     8,283     8,283
   Increase in asset valuation reserve..................     --     --           --       --    (3,762)   (3,762)
   Change in liability for reinsurance in unauthorized
    companies...........................................     --     --           --       --        86        86
   Change in net deferred income tax....................     --     --           --       --    (7,513)   (7,513)
                                                         ------    ---     --------  -------  --------  --------
BALANCE--December 31, 2005.............................. $9,920    $--     $151,770  $57,000  $ 82,490  $301,180
                                                         ======    ===     ========  =======  ========  ========


                    See notes to the financial statements.

                        LIBERTY LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                For the years ended December 31, 2005 and 2004
                                (In thousands)

                                                                            2005       2004
                                                                         ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Premiums, policy proceeds, and other considerations received......... $ 180,964  $ 197,127
   Net investment income received.......................................    88,013     78,533
   Commission and expense allowances received on reinsurance ceded......     3,875      5,576
   Benefits paid........................................................  (129,302)  (127,623)
   Insurance expenses paid..............................................  (116,744)  (124,958)
   Other income received net of other expenses..........................     2,562      1,414
   Dividends paid to policyholders......................................      (936)      (973)
   Federal income taxes paid............................................      (909)     4,777
                                                                         ---------  ---------
         Net cash provided by operations................................    27,523     33,873
CASH FLOWS FROM INVESTMENT ACTIVITIES:
   Proceeds from sales, maturities, or repayments of investments:
      Bonds.............................................................   140,213    155,269
      Preferred stocks..................................................     3,493      2,690
      Common stocks.....................................................    16,504      7,279
      Mortgage loans....................................................    31,801     34,531
      Real estate.......................................................        20        398
      Miscellaneous proceeds............................................     2,509      3,179
                                                                         ---------  ---------
   Proceeds from sales, maturities, or repayments of investments........   194,540    203,346
   Cost of investments acquired:
      Bonds.............................................................  (195,546)  (166,279)
      Preferred stocks..................................................    (2,028)        --
      Common stocks.....................................................   (20,689)   (16,286)
      Mortgage loans....................................................   (20,830)   (28,717)
      Real estate.......................................................       (86)       (28)
      Miscellaneous applications........................................        --         --
                                                                         ---------  ---------
         Total cost of investments acquired.............................  (239,179)  (211,310)
                                                                         ---------  ---------
         Net cash used in investment activities.........................   (44,639)    (7,964)
CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES:
   Dividend paid to stockholders........................................   (12,250)    (2,800)
   Miscellaneous sources--net...........................................     4,392      4,601
   Other applications--net..............................................   (13,385)    (6,536)
                                                                         ---------  ---------
         Net cash used in financing and miscellaneous activities........   (21,243)    (4,735)
                                                                         ---------  ---------
NET (DECREASE) INCREASE IN CASH AND SHORT-TERM INVESTMENTS..............   (38,359)    21,174
CASH AND SHORT-TERM INVESTMENTS--Beginning of year......................    69,943     48,769
                                                                         ---------  ---------
CASH AND SHORT-TERM INVESTMENTS--End of year............................ $  31,584  $  69,943
                                                                         =========  =========

                    See notes to the financial statements.

                        LIBERTY LIFE INSURANCE COMPANY

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

           As of and for the years ended December 31, 2005 and 2004

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies

   Nature of Operations--Liberty Life Insurance Company (the "Company") is domiciled in South Carolina and is a wholly owned subsidiary of Royal Bank of Canada ("RBC") through RBC's indirect wholly owned subsidiary, RBC Insurance Holdings (USA), Inc., a Delaware holding company organized for the purpose of this acquisition. The Company's primary non-insurance affiliate was Liberty Insurance Services Corporation. Liberty Insurance Services Corporation was sold to an external party after the close of business on December 31, 2004. As of December 31, 2004, the Company has one insurance subsidiary, Business Men's Assurance Company of America ("BMA").

   The Company is licensed in 49 states and has two primary marketing divisions. The Company's Agency division markets various life insurance products to individuals including individual life, health, and interest sensitive whole life products. This division's primary market is in the Southeast. The Company's Direct Marketing division primarily markets term life, accident, and disability insurance designed to pay a residential mortgage balance upon the death or disability of the insured. This division markets through brokers and financial institutions across the country.

   Basis of Presentation--The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the South Carolina Department of Insurance. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital. The state of South Carolina has adopted the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual. Such practices vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant variances from GAAP are as follows:

   Investments--Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their NAIC rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale. Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than income. Under statutory accounting principles, the Company's majority owned subsidiaries are accounted for on an equity basis with earnings or losses recorded in unassigned surplus. Under GAAP, subsidiaries would be consolidated.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate when such loans are determined to be in default as to scheduled payments. Under GAAP, valuation allowances would be established when the Company determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of estimated future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Valuation Reserves--Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands; that net deferral is reported as the "interest maintenance reserve ("IMR") in the accompanying statements of admitted assets, liabilities and surplus. The Company's IMR at December 31, 2005 and 2004, was a debit balance of approximately $6,691,000 and $7,996,000, respectively, which was nonadmitted in accordance with prescribed accounting practices. Realized capital gains and losses are reported in income net of tax and transfers to the IMR. The "asset valuation reserve" ("AVR") is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines would be charged to income.

   Policy Acquisition Costs--The costs of acquiring and renewing business (such as first year commissions and certain underwriting and issue expenses) are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Nonadmitted Assets--Certain assets, designated as nonadmitted, principally agents' debit balances and bills receivable, electronic data processing equipment and capitalized software, the disallowed debit balance of the IMR, and furniture and equipment are excluded from the statutory financial statements; changes therein are charged or credited directly to unassigned surplus.

   Benefit Reserves--Certain policy reserves are calculated based on statutorily required interest and mortality assumptions and methods promulgated by the South Carolina Department of Insurance rather than on estimated expected mortality, interest and withdrawal experience at the time of issue as is required under GAAP for traditional policies or at account value for interest-sensitive policies. Policy reserve increases or decreases caused by changes in valuation basis and certain amounts related to the acquisition or disposal of blocks of business or companies may be charged directly to statutory surplus.

   Universal Life Policies--Revenues for universal life policies consist of the entire premium received and benefits incurred represent the total of death benefits paid, cash surrenders, and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

   Reinsurance--Policy and contract liabilities are reported net of reinsured amounts, rather than gross, as would be required by GAAP. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus.

   Under GAAP, an allowance for reinsurance recoverable amounts deemed uncollectible would be established through a charge to earnings.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Employee Benefits--For purposes of calculating the Company's postretirement benefit obligation, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible would also be included.

   Policyholder Dividends--Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flows--Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

   Federal Income Tax--Statutory Accounting Principles ("SAP") requires an amount be recorded for deferred taxes on temporary differences between the financial reporting and tax bases of assets and liabilities. However, there are limitations as to the amount of deferred tax assets that may be reported as "admitted assets", and changes in deferred taxes are charged to unassigned surplus. Under GAAP, changes in deferred taxes are recorded as part of the income tax provision.

   Comprehensive Income--Comprehensive income and its components are not presented in the statutory financial statements.

   Amortization of Goodwill--For statutory purposes, goodwill is amortized.

   Other significant accounting practices are as follows:

   Use of Estimates--The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying financial statements are unearned revenue reserves, assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities, and accruals relating to legal and administrative proceedings.

   Investments--Bonds, preferred stocks, and common stocks are stated at values prescribed by the NAIC, as follows:

   Bonds not backed by other loans are reported at amortized cost or market value based on their NAIC rating. The discount or premium on bonds is amortized using the modified scientific method. For single-class and multi-class mortgage-backed/asset-backed securities, anticipated prepayments are considered when determining the amortization of discount or premium.

   Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are reviewed and adjusted periodically based on current prepayment assumptions using the retrospective method determined by the specific structure of the security owned.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Redeemable and nonredeemable preferred stocks are reported at cost or amortized cost.

   Common stocks are reported at market value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains and losses are reported in unassigned surplus, net of federal income taxes. Land is reported at cost and other real estate is reported at net depreciated cost, with depreciation calculated on a straight-line basis over the estimated useful lives of the properties.

   Mortgage loans are reported at unpaid principal balances, less allowance for impairments.

   Policy loans are reported at unpaid principal balances.

   Changes in unrealized gains or losses on bonds, redeemable preferred stocks, mortgage loans, common stocks and non-redeemable preferred stocks are credited or charged directly to unassigned surplus.

   Fair values of fixed maturity securities, as disclosed in Notes 2 and 12 in these financial statements, have been determined using quoted market prices, where available, and estimates of fair value for private placements and thinly-traded securities. These fair values are different than the market values specified by the NAIC and as reported in the Annual Statement.

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

   Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued with amounts over 90 days past due is nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2005 or 2004.

   Premiums and Related Commissions--Insurance premiums are recognized as revenue when due.

   Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

   Policy Reserves and Benefits--Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the South Carolina Department of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. For Debit-Ordinary substandard polices, reserves are calculated using the same interest rate as for standard policies but using multiples of standard rates of mortality. Extra premiums are charged according to underwriting classification. For Regular-Ordinary substandard policies, mean reserves are calculated by computing the regular mean reserve for the plan and adding one-half of the extra premium charge for the year to

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)

that reserve. At December 31, 2005, the Company had approximately $241,083,000 of insurance in force for which the gross premiums are less than the net premium according to the standard of valuation set by the State of South Carolina. Reserves of approximately $1,589,000 have been provided for this deficiency at December 31, 2005.

   Tabular interest, tabular less actual reserve released and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies is determined from the basic data for the calculation of the fund balance.

   The liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

   Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Claims reserves, including incurred but not reported claims, represent management's estimate of the ultimate liability associated with unpaid policy claims, based upon analysis of past experience. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

   Benefits Paid or Provided--Benefits paid or provided to policyholders and beneficiaries include claims paid during the period, an accrual for claims reported but not yet paid, and an accrual for claims incurred but not reported based on historical claims experience modified for expected future trends.

   Reinsurance--Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

   Asset Valuation Reserve and IMR--The Company established certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's holdings of mortgages, investments in real estate, bonds, stocks, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains and losses, other than those resulting from interest rate changes, are added or charged to the AVR.

   The IMR is used to defer realized capital gains and losses, net of tax, on sales and calls of bonds and certain investments which result from interest rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

   Participating Policies--The Company has in force individual life participating policies contracts but does not presently issue any participating business. For the reporting years ended December 31, 2005 and 2004, premiums under individual life participating policies were $1,916,000, or 1.07 % of total individual life premiums earned, and $2,023,000, or 1.05% of total individual life premiums earned, respectively. The Company paid dividends in the amount of $921,000 and $951,000 to policyholders in 2005 and 2004, respectively.

   Guaranty Fund Assessments--Guaranty fund assessment accruals are estimated by management at the time the events occur on which assessments are expected to be based. The Company recorded a liability for estimated future guaranty fund assessments of $681,000 and $724,000 as of December 31, 2005 and 2004, respectively. A related receivable has been recorded for estimated premium tax credits of $613,000 and $683,000 as of December 31, 2005 and 2004,
respectively. Not all states will allow premium tax credits; of those who do, the credits may be used over a 5 to 20 year period dependent on the specific state's regulations.

                        LIBERTY LIFE INSURANCE COMPANY

1. Nature of Operations, Accounting Changes, and Significant Accounting Policies (Continued)


   Concentrations of Credit Risk--Financial instruments that potentially subject the Company to concentrations of credit risk are primarily cash, cash equivalents and investments. Cash equivalents include investments in commercial paper of companies with high credit ratings, investments in money market securities and securities backed by the U.S. Government. The Company limits the amount of credit exposure with any one financial institution and believes that no significant concentration of credit risk exists with respect to cash and investments.

   Vulnerability due to Certain Concentrations--The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

2. Investments

   Debt Securities--The cost or amortized cost and the fair or comparable value of investments in fixed maturity securities are summarized as follows:

                                                          Cost or    Gross      Gross    Estimated
                                                         Amortized Unrealized Unrealized   Fair
                                                           Cost      Gains      Losses     Value
                                                         --------- ---------- ---------- ----------
                                                                       (In Thousands)
                                                         ------------------------------------------
December 31, 2005
U.S. Treasury and government- sponsored corporations and
  agencies.............................................. $113,563   $   436    $(1,524)  $  112,475
Obligations of states and political subdivisions........    5,862         1         --        5,863
Foreign--other..........................................    5,002       277         --        5,279
Corporate bonds.........................................  403,764    22,112     (2,915)     422,961
Mortgage-backed securities:
   Government agencies..................................  103,114     1,146       (695)     103,565
   Corporate............................................  363,577     6,605     (4,690)     365,492
                                                         --------   -------    -------   ----------
Total bonds*............................................  994,882    30,577     (9,824)   1,015,635
Preferred stock--redeemable.............................    2,237        13        (65)       2,185
                                                         --------   -------    -------   ----------
Total fixed maturity securities......................... $997,119   $30,590    $(9,889)  $1,017,820
                                                         ========   =======    =======   ==========

                        LIBERTY LIFE INSURANCE COMPANY


                                                          Cost or    Gross      Gross    Estimated
                                                         Amortized Unrealized Unrealized   Fair
                                                           Cost      Gains      Losses     Value
                                                         --------- ---------- ---------- ---------
                                                                      (In Thousands)
                                                         -----------------------------------------
December 31, 2004
U.S. Treasury and government- sponsored corporations and
  agencies.............................................. $ 66,052   $   670    $  (421)  $ 66,301
Foreign--other..........................................    3,112       442         --      3,554
Corporate bonds.........................................  452,685    31,982     (1,611)   483,056
Mortgage-backed securities:
   Government agencies..................................  102,330     2,085       (372)   104,043
   Corporate............................................  315,248    11,208     (1,373)   325,083
                                                         --------   -------    -------   --------
Total bonds*............................................  939,427    46,387     (3,777)   982,037
Preferred stock--redeemable.............................    2,480        45         --      2,525
                                                         --------   -------    -------   --------
Total fixed maturity securities......................... $941,907   $46,432    $(3,777)  $984,562
                                                         ========   =======    =======   ========

--------
  *At December 31, 2005 and 2004, the Company carried certain bonds at the lower of cost or market with market value below cost by $1,199,000 and $2,557,000, respectively.

   The amortized cost and the estimated fair value of the bonds and mandatory redeemable preferred stock at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or repay obligations with or without call or prepayment penalties.

                                                                Cost or  Estimated
                                                               Amortized   Fair
                                                                 Cost      Value
                                                               --------- ----------
Years to maturity:
   1 or less.................................................. $ 22,546  $   22,522
   After 1 through 5..........................................   98,803     103,782
   After 5 through 10.........................................  125,274     128,836
   After 10...................................................  316,701     326,716
Mortgage-backed securities primarily maturing in 5 to 25 years  433,795     435,964
                                                               --------  ----------
Total......................................................... $997,119  $1,017,820
                                                               ========  ==========

   At December 31, 2005 and 2004, the Company held less-than-investment grade corporate bonds of $7,531,000 and $11,200,000, with an aggregate fair market value of $7,572,000 and $11,126,000, respectively. These holdings amounted to less than 0.76% of the Company's investments in bonds and less than 0.5% of the Company's total admitted assets. The holdings of less-than-investment grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards. At December 31, 2005 and 2004, the Company held no bonds which were not rated by the NAIC's Securities Valuation Office or a Nationally Recognized Statistical Rating Organization ("NRSRO").

   At December 31, 2005 and 2004, bonds with an admitted asset value of $2,518,000 and $2,526,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        LIBERTY LIFE INSURANCE COMPANY

   Change in unrealized gains and losses on investments in nonredeemable preferred stocks and common stocks-unaffiliated are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, those investments are summarized as follows:

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
    December 31, 2005                Cost     Gains      Losses     Value
    -----------------               ------- ---------- ---------- ---------
    Preferred stocks--nonredeemable $   472   $  231     $  --     $   703
    Common stocks--unaffiliated....  46,274    7,801      (567)     53,508
                                    -------   ------     -----     -------
    Total.......................... $46,746   $8,032     $(567)    $54,211
                                    =======   ======     =====     =======

                                              Gross      Gross    Estimated
                                            Unrealized Unrealized   Fair
    December 31, 2004                Cost     Gains      Losses     Value
    -----------------               ------- ---------- ---------- ---------
    Preferred stocks--nonredeemable $ 1,605   $  349     $ (82)    $ 1,872
    Common stocks--unaffiliated....  40,569    8,339      (532)     48,376
                                    -------   ------     -----     -------
    Total.......................... $42,174   $8,688     $(614)    $50,248
                                    =======   ======     =====     =======

   Realized capital losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
       Year Ended December 31, 2005:                (In Thousands)
       -----------------------------          -------------------------
       Bonds.................................  $  906  $(2,847) $(1,941)
       Common stocks.........................   1,694     (175)   1,519
       Preferred stocks......................     186     (100)      86
       Other.................................     162      (22)     140
                                               ------  -------  -------
       Total.................................  $2,948  $(3,144)    (196)
                                               ======  =======
       Capital gains tax.....................                    (1,071)
                                                                -------
       Net realized capital losses...........                    (1,267)
       Transfer to IMR.......................                       203
                                                                -------
       Net realized capital losses net of IMR                   $(1,064)
                                                                =======

                        LIBERTY LIFE INSURANCE COMPANY

                                                                  Net
                                               Gross    Gross   Realized
                                              Realized Realized  Gains
                                               Gains    Losses  (Losses)
                                              -------- -------- --------
       Year Ended December 31, 2004:                (In Thousands)
       -----------------------------          -------------------------
       Bonds.................................  $  707  $(6,828) $(6,121)
       Common stocks.........................   2,294       --    2,294
       Preferred stocks......................       2       --        2
       Other.................................      13     (107)     (94)
                                               ------  -------  -------
       Total.................................  $3,016  $(6,935)  (3,919)
                                               ======  =======
       Capital gains tax.....................                       459
                                                                -------
       Net realized capital losses...........                    (3,460)
       Transfer to IMR.......................                        --
                                                                -------
       Net realized capital losses net of IMR                   $(3,460)
                                                                =======

   Proceeds from the sale of bonds were $39,592,000 and $33,220,000 during 2005 and 2004, respectively.

   The following table represents the invested assets owned by the Company in an unrealized loss position at December 31, 2005:

                                    Less Than 12 Months          Greater Than 12 Months                 Total
                               ------------------------------ ----------------------------- ------------------------------
                               Number of   Fair    Unrealized Number of   Fair   Unrealized Number of   Fair    Unrealized
                               Securities  Value     Losses   Securities  Value    Losses   Securities  Value     Losses
                               ---------- -------- ---------- ---------- ------- ---------- ---------- -------- ----------
Fixed maturities:
   U.S. Treasury obligations
    and obligations of U.S
    government corporations
    and agencies..............     16     $ 95,396   $1,315        2     $12,324   $  210       18     $107,720  $ 1,525
   Corporate securities.......     35       88,102    1,584       14      16,057    1,331       49      104,159    2,915
   Mortgage-backed
    securities................     47      217,727    4,197        8      26,569    1,188       55      244,296    5,385
   Equity securities..........      2        4,245      136        1       2,368      497        3        6,613      633
                                  ---     --------   ------       --     -------   ------      ---     --------  -------
Total.........................    100     $405,470   $7,232       25     $57,318   $3,226      125     $462,788  $10,458
                                  ===     ========   ======       ==     =======   ======      ===     ========  =======

   U.S. Treasury Obligations--The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. government agencies were caused by market interest rate increases. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. Because the Company has the intent and ability to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   Federal Agency Mortgage-Backed Securities--The unrealized losses on the Company's investments in federal agency mortgage-backed securities were caused by interest rate increases. The contractual cash flow of these investments are guaranteed by an agency of the U.S. government. Accordingly, it is expected that the securities would not be settled at a price less than the amortized cost of the Company's investment. Because the decline in market value is attributable to changes in market interest rates and not credit quality and because the

                        LIBERTY LIFE INSURANCE COMPANY

Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   Corporate Bonds--37% of the $2,915,000 in unrealized losses on investments in corporate bonds for the Company are on bonds where the market value is less than 5% below amortized cost and therefore considered to be a temporary decline. Of the remaining 63%, 1 corporation (Wilmington Trust) is rated B2 and the others are above investment grade in quality. Because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

   Marketable Equity Securities--The Company's unrealized losses on common and non-redeemable preferred stocks is not considered to be other than temporary.

   Real Estate--The components of the Company's real estate are summarized as follows:

                                                         December 31
                                                     ------------------
                                                       2005      2004
                                                     --------  --------
                                                       (In Thousands)
                                                     ------------------
       Occupied by the Company:
          Land...................................... $     --  $  3,782
          Buildings.................................       --    24,498
          Accumulated depreciation and encumbrances.       --   (11,044)
                                                     --------  --------
       Total real estate occupied by the Company....       --    17,236
                                                     --------  --------
       Available for Sale:
          Land......................................    3,763        --
          Buildings.................................   24,541        --
          Accumulated depreciation and encumbrances.  (11,579)       --
                                                     --------  --------
       Total real estate occupied by the Company....   16,725        --
                                                     --------  --------
       Total real estate............................ $ 16,725  $ 17,236
                                                     ========  ========

   During 2005, the Company made the decision to offer for sale its home office complex and thus has reclassified such building as available for sale.

   Mortgage Loans--The maximum and minimum lending rates for mortgage loans were 6.500% and 6.000% during 2005 and 7.000% and 6.125% during 2004. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. The Company held no mortgages with interest 180 days past due as of December 31, 2005 and 2004.

   The Company's admitted assets invested in mortgage loans and real estate investments were $191,631,000 or approximately 12% of admitted assets as of December 31, 2005 and $202,867,000 or approximately 13% of admitted assets as of December 31, 2004. Mortgage loans are generally first mortgage loans on income-producing properties. The Company's investments in mortgage loans principally involve commercial real estate.

   Substantially all of the properties securing mortgage loans and the Company's real estate investments are located in the southeastern United States. For such mortgages the aggregate percentage that involved properties

                        LIBERTY LIFE INSURANCE COMPANY
located in North Carolina and South Carolina was 37.650% and 38.840% as of December 31, 2005 and 2004, respectively. Such investments consist of first mortgage liens on completed income-producing properties; the mortgage outstanding on any individual property did not exceed $4,983,000 as of December 31, 2005 and $5,100,000 as of December 31, 2004.

   During 2005, the Company reduced interest rates on seven mortgage loans. The December 31, 2005 principal balances and interest rate reductions are as follows: one loan of 1,073,311 by 2.000%, one loan of 1,852,855 by 2.250%, one loan of 2,045,892 by 2.300%, one loan of 1,909,729 by 2.500%, one loan of
1,531,608 by 2.500%, one loan of 1,358,871 by 2.625% and one loan of 708,095 by
2.750%. During 2004, the Company reduced interest rates on one loan of $2,533,000 by 1.750%, one loan of $3,698,000 by 1.500% and one loan of $901,000 by 0.250%.

   With respect to mortgage loans converted to require payments of principal or interest to be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment required, the Company had no such conversions during 2005 or 2004.

   Investment Income--Major categories of net investment income are summarized as follows:

                                              Year Ended December 31
                                              ---------------------
                                                2005        2004
                                               -------     -------
                                               (In Thousands)
                                              ---------------------
                Income:
                   Bonds..................... $58,480     $59,497
                   Preferred stocks..........     260         402
                   Common stocks.............  11,754         763
                   Mortgage loans............  14,499      15,371
                   Real estate*..............   4,485       4,531
                   Policy loans..............   4,104       4,310
                   Other.....................   1,944         972
                                               -------     -------
                Total investment income......  95,526      85,846
                Investment expenses and taxes  (7,484)     (6,646)
                                               -------     -------
                Net investment income........ $88,042     $79,200
                                               =======     =======

--------
  *Represents amounts for available-for-sale property in 2005 and the occupancy of Company-owned property in 2004.

3. Subsidiaries

   On May 1, 2003, the Company purchased 100% of the outstanding common stock of Business Men's Assurance Company of America. BMA is a licensed life and accident and health insurer currently domiciled in the state of South Carolina, formerly domiciled in the state of Missouri. The Company uses the statutory purchase method to account for its investment in the subsidiary. The cost was $190,686,000 of which $94,236,000 consisted of goodwill. Goodwill is being amortized over a 10-year period. Amortization for both 2005 and 2004 was $9,424,000. The Company's net admitted investment in BMA exceeds 10% of the Company's total admitted assets for 2005 and 2004.

                        LIBERTY LIFE INSURANCE COMPANY

   As of December 31, 2005 and 2004, the Company's investment in BMA was as follows (in thousands):

                                            Year Ended December 31
                                            ---------------------
                                              2005        2004
                                             --------   --------
                Common stock--affiliate.... $153,139    $146,395
                Goodwill...................   94,236      94,236
                Goodwill amortization......  (25,130)    (15,706)
                Goodwill nonadmitted.......  (42,863)    (54,049)
                                             --------   --------
                   Total admitted goodwill.   26,243      24,481
                                             --------   --------
                Total investment in BMA.... $179,382    $170,876
                                             ========   ========

   Statutory basis financial information of BMA is summarized as follows:

                                                 Business Men's Assurance
                                                 ----------------------
                                                    2005         2004
                                                 ----------   ----------
                                                     (In Thousands)
                                                 ----------------------
       Balance Sheet
       Investments.............................. $2,266,447   $2,085,159
       Other assets.............................     30,253       27,079
       Separate accounts........................     35,152       43,280
                                                 ----------   ----------
       Total admitted assets.................... $2,331,852   $2,155,518
                                                 ==========   ==========
       Insurance reserves....................... $2,048,748   $1,872,110
       Other liabilities........................     94,813       93,733
       Separate accounts........................     35,152       43,280
       Capital and surplus......................    153,139      146,395
                                                 ----------   ----------
       Total liabilities and capital and surplus $2,331,852   $2,155,518
                                                 ==========   ==========
       Statement of Income
       Revenues................................. $  517,328   $  496,549
       Expenses and taxes.......................    512,693      526,238
       Net transfers--separate accounts.........    (10,686)     (43,987)
                                                 ----------   ----------
       Net income............................... $   15,321   $   14,298
                                                 ==========   ==========

   BMA is not traded publicly, so there is not a quoted market price available.

4. Related-Party Transactions

   Liberty Insurance Services Corporation ("LISC") was an affiliate 100% owned by RBC Insurance Holdings (USA) Inc. and a licensed third-party administrator ("TPA"). On December 31, 2004, LISC was sold to a third party, but continues to provide the administrative functions of ongoing serving and claims settlement of in-force policies and support of marketing information systems all in accordance with Company rules. The net amount paid to the former affiliate for services rendered during 2004 while it was an affiliate was $29,905,000.

   The Company is a member of a group of affiliated companies and expenses for certain administrative services are allocated among the group members. Net amounts received from affiliated companies for such expenses were approximately $1,603,000 and $5,122,000 in 2005 and 2004, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

   Liberty Capital Advisors, Inc. ("LCA") is an affiliate owned 100% by RBC Insurance Holdings (USA) Inc. and is a registered investment advisor (Central Registration Depository #017640). LCA provides investment management services to the Company in accordance with the Company's investment policy. Net amounts paid under this agreement for 2005 and 2004 were approximately $782,000 and $826,000, respectively.

   The Company leases portions of its home office facilities to certain affiliated companies. Rent collected totaled approximately $139,000 and $3,291,000 in 2005 and 2004, respectively.

   During a portion of 2005 and 2004, the Company had notes receivable due from its direct parent, RBC Insurance Holdings (USA) Inc. Under the terms of the note, the Company may advance to RBC Insurance Holdings (USA) Inc. up to $30,000,000. Interest is due monthly at a rate of LIBOR plus 1%. The principal is to be paid off annually on or before December 31. The interest income received from these notes in 2005 and 2004 was $31,000 and $569,000, respectively. The balances of the notes were fully paid off as of December 31, 2005 and 2004.

   During 2004, the Company executed a promissory note under which it may advance up to $30,000,000 to BMA. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. No advances were made under this promissory note in 2005 or 2004.

   Also, during 2004, the Company executed a promissory note under which it may receive up to $30,000,000 from BMA. Advances bear interest at the thirty-day LIBOR rate plus 1% and are due on demand. Interest paid on this note for 2004 was approximately $10,000. As of December 31, 2005 and 2004, no amounts were outstanding under this promissory note.

   Related-party amounts due from or to are typically settled on a monthly basis.

   The Company reported the following amounts due from (to) related parties:

                                                             2005    2004
                                                            ------  ------
                                                            (In Thousands)
                                                            --------------
    Liberty Capital Advisors--affiliate.................... $  547  $  149
    Business Men's Assurance Company of America--subsidiary  2,411   1,590
    The Liberty Marketing Corporation--affiliate...........    256      57
    RBC Insurance Holdings (USA)--parent...................   (632)   (395)
    RBC Centura Bank--affiliate............................     (9)     --
    RBC Dain Rauscher--affiliate...........................    (63)     --
    RBC Insurance Services--affiliate......................    (99)    (67)
                                                            ------  ------
    Total.................................................. $2,411  $1,334
                                                            ======  ======

5. Federal Income Taxes

   The Company files a consolidated tax return with BMA. The method of allocation between the two companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses utilized in the consolidated return. Intercompany tax balances are settled quarterly.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company does not have any net operating loss or tax credit carryforwards available for tax purposes. The Company has charitable contribution carryforwards of $2,549,000 expiring as follows:

                          December 31, 2008 $  222,000
                          December 31, 2009     86,000
                          December 31, 2010  2,241,000
                                            ----------
                          Total............ $2,549,000
                                            ==========

   There are no federal income taxes available for recoupment in the event of future net losses.

   Current income taxes incurred consist of the following major components:

                                                          December 31
                                                       ----------------
                                                         2005     2004
                                                       -------  -------
                                                        (In Thousands)
                                                       ----------------
       Current year benefit........................... $(8,534) $(1,468)
       Adjustment of prior year tax liability.........    (967)  (1,701)
                                                       -------  -------
       Current year income tax benefit................  (9,501)  (3,169)
       Federal income tax asset capital gains (losses)   1,071     (459)
                                                       -------  -------
       Total current income tax benefit............... $(8,430) $(3,628)
                                                       =======  =======

   Among the more significant book to tax adjustments for 2005 and 2004, excluding capital gains (losses), were the following:

                                                           December 31
                                                        ----------------
                                                          2005     2004
                                                        -------  -------
                                                         (In Thousands)
                                                        ----------------
      Income tax at statutory rate..................... $ 6,362  $ 4,347
      IMR..............................................     457      558
      Fixed assets--nonadmitted........................    (467)  (1,196)
      Prior period adjustments.........................     371       18
      Accrual adjustment...............................    (541)      --
      Key man life insurance...........................    (311)    (294)
      Service agreement IBM--nonadmitted...............  (1,950)      --
      Dividend received deduction......................  (3,325)      --
      Other............................................    (477)    (210)
                                                        -------  -------
      Total income tax on operations................... $   119  $ 3,223
                                                        =======  =======
      Federal and foreign income tax benefit........... $(8,430) $(3,628)
      Change in net deferred income taxes on operations   8,549    6,851
                                                        -------  -------
      Total income tax on operations................... $   119  $ 3,223
                                                        =======  =======

                        LIBERTY LIFE INSURANCE COMPANY

   The components of the net deferred tax asset/liability are as follows:

                                                                December 31
                                                            ------------------
                                                              2005      2004
                                                            --------  --------
                                                              (In Thousands)
                                                            ------------------
Total of all deferred tax assets (admitted and nonadmitted) $147,789  $155,945
Total of all deferred tax liabilities......................    4,518     4,886
                                                            --------  --------
Net deferred tax asset.....................................  143,271   151,059
Total deferred tax assets nonadmitted in accordance with
   SSAP No. 10, Income Taxes...............................  127,971   132,100
                                                            --------  --------
Net admitted deferred tax assets........................... $ 15,300  $ 18,959
                                                            ========  ========
Decrease in deferred tax assets nonadmitted................ $ (4,129) $ (8,541)
                                                            ========  ========

   The main components of the deferred tax amounts resulting from book/tax differences are as follows:

                                                                            December 31
                                                                         -----------------
                                                                           2005     2004
                                                                         -------- --------
                                                                          (In Thousands)
                                                                         -----------------
Deferred Tax Assets ("DTA's"):
Deemed ceding commission related to acquisition under Section 338(h)(10) $ 84,142 $ 92,322
Reserves................................................................   25,638   25,752
Deferred acquisition costs..............................................   21,645   20,943
Nonadmitted assets......................................................    6,059    5,023
Employee benefit related items..........................................    4,816    5,515
Home office property....................................................    1,134    1,182
Preferred stocks........................................................    1,376    1,113
Other deferred tax assets...............................................    2,979    4,095
                                                                         -------- --------
   Total DTA's..........................................................  147,789  155,945
Total deferred tax assets nonadmitted...................................  127,971  132,100
                                                                         -------- --------
Admitted deferred tax assets............................................   19,818   23,845
                                                                         -------- --------
Deferred Tax Liabilities ("DTL's"):
Bonds...................................................................    2,394    2,588
Mortgage loans..........................................................       --      234
Deferred and uncollected................................................    1,309    1,479
Other...................................................................      815      585
                                                                         -------- --------
   Total DTL's..........................................................    4,518    4,886
                                                                         -------- --------
Net admitted deferred tax asset......................................... $ 15,300 $ 18,959
                                                                         ======== ========

                        LIBERTY LIFE INSURANCE COMPANY

   The change in net deferred income taxes is comprised of the following:

                                                            December 31
                                                ----------------------------------
                                                                    2005     2004
                                                  2005     2004    Change   Change
                                                -------- -------- -------  -------
                                                          (In Thousands)
                                                ----------------------------------
Total deferred tax assets...................... $147,789 $155,945 $(8,156) $(3,911)
Total deferred tax liabilities.................    4,518    4,886    (368)   2,196
                                                -------- -------- -------  -------
Net deferred tax asset......................... $143,271 $151,059  (7,788)  (6,107)
                                                ======== ========
Tax effect of unrealized losses................                       275     (105)
                                                                  -------  -------
Change in net deferred income tax..............                    (7,513)  (6,212)
Change in nonadmitted assets...................                    (1,036)    (639)
                                                                  -------  -------
Change in net deferred income tax on operations                   $(8,549) $(6,851)
                                                                  =======  =======

6. Reinsurance Agreements

   Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Reinsurance assumed is not significant. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

   The Company's ceded reinsurance arrangements reduced certain items in the accompanying financial statements by the following amounts:

                                                  December 31
                                               -----------------
                                                 2005     2004
                                               -------- --------
                                                (In Thousands)
                                               -----------------
               Premiums....................... $ 24,687 $ 29,725
               Benefits paid or provided......   26,592   26,036
               Policy and contract liabilities  267,743  271,391

   In 1991, the Company entered into an agreement with Life Reassurance Corporation ("Life Re") to coinsure the Company's General Agency Division's universal life policies in force. The initial agreement provided for 80% coinsurance on policies in force at December 31, 1991, and 50% coinsurance on policies issued subsequent to such date. Effective July 1, 1995, the amount coinsured on policies written after December 31, 1991, was increased to 80%. Under the terms of the agreement, assets supporting the business ceded are required to be held in trust. At December 31, 2005, the Company's interest in the assets held in trust consisted of investments with an amortized cost of $53,056,000 and a fair value of $55,681,000. Comparable book and fair value at December 31, 2004 were $61,741,000 and $66,082,000. The Company does not record the assets held in trust or any net liability related to this reinsurance agreement.

   The Company nor any of its related parties control, either directly or indirectly, any reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

                        LIBERTY LIFE INSURANCE COMPANY

   The Company has entered into reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. However, no reinsurance credits have been taken for those agreements. Also, it is estimated that there would be no aggregate reduction in surplus of a unilateral cancellation by the reinsurer as of December 31, 2005 even if the cancellation results in a net obligation of the Company to the reinsurer. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2005 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

7. Capital and Surplus

   At December 31, 2005, the Company had no outstanding shares of cumulative convertible, non-voting preferred stock.

   Under South Carolina insurance regulations, the Company is required to maintain minimum capital and surplus of $2,400,000 at December 31, 2005 and 2004. Life/Health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At
December 31, 2005 and 2004, the Company met the RBC requirements.

   The maximum amount of dividends that can be paid by insurance companies domiciled in the State of South Carolina which are part of a holding company system, without prior approval of the South Carolina Department of Insurance, is (a) when paid from other than earned surplus, the lesser of the prior year's net gain from operations or 10% of policyholders' surplus, or (b) when paid from earned surplus, the greater of the prior year's net gain from operations or 10% of policyholders' surplus.

   A portion of unassigned funds (surplus) is represented by or has been (reduced) by the following items:

                                           December 31
                                        -----------------
                                          2005     2004
                                        -------  --------
                                          (In Thousands)
                                        -----------------
                      Unrealized losses $(7,276) $(14,805)

   The Company issued a $57,000,000 surplus note on April 30, 2003 in connection with its acquisition of BMA on May 1, 2003. The carrying value of this note as of December 31, 2005 and 2004 was $57,000,000. The note is payable to the Company's parent company, RBC Insurance Holdings (USA), Inc. Payments of principal are due to begin July 31, 2013 and will consist of quarterly payments of $2,850,000 until April 30, 2018. The loan shall bear interest for each interest period on the unpaid principal amount thereof at a rate per annum equal to the sum of the Eurodollar rate determined for the period plus 1.69%, payable in arrears on each interest payment date. The Company also pays to the lender a facility fee of 0.325% per annum on the daily outstanding principal amount of the note, payable in arrears on each interest payment due, commencing on July 31, 2003. Outstanding interest and facility fee were due quarterly beginning July 31, 2003 and will continue throughout the life of the note. Interest paid during 2005 and 2004 was $2,842,000 and $1,913,000, respectively. The company has no unapproved interest or principal.

   The repayment conditions and restrictions of principal and/or interest on the surplus note are as follows: (1) The Company shall have filed with the South Carolina Department of Insurance, at least 30 days before the scheduled

                        LIBERTY LIFE INSURANCE COMPANY
payment date, a notice of intent to make such payment; (2) The South Carolina Department of Insurance shall not have disapproved such payment within 15 days after receipt of such notice; (3) After such payment shall have been made, the total adjusted capital and surplus, as calculated under the rules and regulation prescribed by the National Association of Insurance Commissioners, will exceed 400% of the Authorized Control Level Risk Based Capital stated in the most recently filed Annual Statement of the Company. Also, no part of the principal or interest shall be paid except out of surplus, excluding capital, and only if the Company maintains its reserves and its minimum capital and surplus as required by the South Carolina Department of Insurance. Repayment of the principal and interest is subordinated to all general liabilities of the Company and the claims of policyholders and creditors of the company, but shall rank superior to the claim, interest, and equity of the shares or shareholders of the company.

8. Commitments and Contingencies

   The Company is a defendant in several lawsuits that have been filed as individual or class actions alleging improper underwriting and marketing prices associated with industrial life policies issued by the Company, companies it acquired, and companies whose policies it reinsured. The Plaintiffs in each case seek unspecified compensatory and punitive damages, costs, and equitable relief. At this stage in the litigation, management is unable to estimate the probability or range of any possible loss. However, management believes that the practices of the companies involved were in compliance with state insurance laws, and management intends to vigorously defend the claims asserted in these actions.

   The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating the policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's financial position or results of operations.

   At December 31, 2005 and 2004, the Company had commitments to purchase additional investments totaling approximately $1,550,000 and $3,330,000, respectively.

   The Company has lease agreements, primarily for district offices and copiers, which expire on various dates through 2011. Most of these agreements have optional renewal provisions covering additional periods of one to ten years. All leases were made in the ordinary course of business and contain no significant restrictions or obligations. Annual rental expense amounted to $1,566,000 for 2005 and $947,000 for 2004.

   At December 31, 2005 the minimum aggregate lease commitments are as follows:

                    Year Ended December 31 Lease Commitment
                    ---------------------- ----------------
                     2006.................     $911,000
                     2007.................      689,000
                     2008.................      271,000
                     2009.................      178,000
                     2010.................       43,000
                     2011 and thereafter..        2,000

9. Reserves

   Life Reserves--As of December 31, 2005, the Company had $241,083,000 of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the state of South Carolina. The reserves to cover this insurance totaled $1,589,000.

                        LIBERTY LIFE INSURANCE COMPANY

   Tabular Interest and Tabular Less Actual Reserve Released have been determined by formula. Tabular Cost has been determined by formula or, alternatively, from the basic data for the calculation of policy reserves.

   Tabular Interest on Deposit-Type Contracts is the amount actually credited or accrued to the funds during the year.

   Annuity Reserves--The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                           Amount  Percent
                                                                                           ------- -------
                                                                                           (In Thousands)
                                                                                           --------------
December 31, 2005:
Subject to discretionary withdrawal (with adjustment)--At book value less surrender
  charge.................................................................................. $13,157    21%
Subject to discretionary withdrawal (without adjustment)--At book value with minimal or no
  charge or adjustment....................................................................  30,622    50
Not subject to discretionary withdrawal...................................................  17,805    29
                                                                                           -------   ---
Total annuity reserves and deposit fund liabilities--before reinsurance...................  61,584   100%
                                                                                                     ===
Less reinsurance ceded....................................................................      14
                                                                                           -------
Total annuity reserves and deposit fund liabilities....................................... $61,570
                                                                                           =======
Reconciliation to Exhibit 5 and Exhibit 7:
   Exhibit 5, Annuities Section, Total (net).............................................. $46,628
   Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)........     927
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1......................................  14,015
                                                                                           -------
Total annuity reserves and deposit fund liabilities....................................... $61,570
                                                                                           =======

                                                                                           Amount  Percent
                                                                                           ------- -------
                                                                                           (In Thousands)
                                                                                           --------------
December 31, 2004:
Subject to discretionary withdrawal (with adjustment)--At book value less surrender
  charge.................................................................................. $24,140    37%
Subject to discretionary withdrawal (without adjustment)--At book value with minimal or no
  charge or adjustment....................................................................  22,349    35
Not subject to discretionary withdrawal...................................................  18,356    28
                                                                                           -------   ---
Total annuity reserves and deposit fund liabilities--before reinsurance...................  64,845   100%
                                                                                                     ===
Less reinsurance ceded....................................................................      19
                                                                                           -------
Total annuity reserves and deposit fund liabilities....................................... $64,826
                                                                                           =======
Reconciliation to Exhibit 5 and Exhibit 7:
   Exhibit 5, Annuities Section, Total (net).............................................. $49,986
   Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)........     994
   Exhibit 7, Deposit-Type Contracts, Line 14, Column 1...................................  13,846
                                                                                           -------
Total annuity reserves and deposit fund liabilities....................................... $64,826
                                                                                           =======

                        LIBERTY LIFE INSURANCE COMPANY

10. Employee Benefits and Postemployment Benefits

   The Company participates in the RBC-U.S.A. Retirement and Savings Plan (the "Plan"), a qualified defined contribution plan that covers all eligible employees of the Company. The Plan includes both fixed and discretionary contribution features. The discretionary contribution component of the Plan allows for the Company to make an annual discretionary contribution based on company performance. Plan changes discontinued the discretionary contribution for 2004. The fixed match component of the Plan allows employees to contribute to the Plan and the Company will make a matching contribution up to 6% for 2005 and 2004 of the employees' compensation. The Company's contributions for this component of the Plan were $1,077,000 and $1,004,000 for the years ended December 31, 2005 and 2004, respectively.

   Under an assumption reinsurance agreement entered into in 1988, the Company assumed a non-qualified, unfunded supplemental retirement plan for senior management of the predecessor company. The liability for this plan was approximately $4,996,000 and $5,004,000 at December 31, 2005 and 2004,
respectively, and is included in the accompanying financial statements.

   A postemployment benefit liability has been established in accordance with SSAP No. 11 Postemployment Benefits and Compensated Absenses and Financial Accounting Standards Board ("FASB") Statement No. 112 Employers' Accounting for Postretirement Benefits. The liability as of December 31, 2005 and 2004 was $1,391,000 and $3,245,000, respectively. Company (credits) contributions to the plan to fund benefit payments were $(2,318,000) and $389,000 for 2005 and 2004, respectively.

                                                                                 2005    2004
                                                                               -------  ------
Postemployment benefit liability:
   Beginning balance.......................................................... $ 3,245  $3,306
   Net decrease in reserve for worker's compensation claims...................     (51)   (136)
   Net decrease in reserve for medical benefits related to disabled and COBRA
     participants.............................................................  (1,803)   (170)
   Transfer of LIS liability at sale of company (net).........................      --     245
                                                                               -------  ------
   Ending balance............................................................. $ 1,391  $3,245
                                                                               =======  ======

11. Postretirement Benefits

   The Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for those benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid healthcare benefit plans. Life insurance benefits are generally set at a fixed amount.

   In 1993, the Company changed its method of accounting for the costs of its retirees' benefit plans to the accrual method, and elected to amortize its transition obligation for retirees and fully eligible or vested employees over twenty years. The unamortized transition obligation was $4,671,000 and $5,338,000 at December 31, 2005 and 2004, respectively.

   Net postretirement benefit costs were $3,331,000 and $3,124,000 for the years ended December 31, 2005 and 2004, respectively. Net postretirement benefit costs include the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. Company contributions to the plan to fund benefit payments were $2,020,000 and $1,914,000 for 2005 and 2004, respectively.

                        LIBERTY LIFE INSURANCE COMPANY

                                                     2005    2004
                                                    ------  ------
                                                    (In Thousands)
                                                    -------------
              Service cost......................... $  107  $  101
              Interest cost........................    793     708
              Impact of gains......................  1,691   1,575
              Amortization of prior service cost...     73      73
              Amortization of transition obligation    667     667
                                                    ------  ------
                 Net postretirement benefit cost... $3,331  $3,124
                                                    ======  ======
              Company contributions................ $2,020  $1,914
                                                    ======  ======

   At December 31, 2005 and 2004, the Company's unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $14,885,000 and $13,784,000, respectively.

                                                       2005     2004
                                                     -------  -------
                                                      (In Thousands)
                                                     ----------------
          Unfunded postretirement benefit obligation
          Beginning balance......................... $13,784  $12,825
          Service cost..............................     107      101
          Interest cost.............................     793      708
          Impact of gains...........................   1,691    1,575
          Benefit payments..........................  (2,020)  (1,914)
          Transfer from affiliate...................     530      489
                                                     -------  -------
          Ending balance............................  14,885   13,784
                                                     -------  -------
          Unrecognized transition obligation........  (4,671)  (5,338)
          Unrecognized prior service cost...........  (1,085)  (1,158)
                                                     -------  -------
          Accrued postretirement benefit obligation. $ 9,129  $ 7,288
                                                     =======  =======

   The estimated cost of the benefit obligation for active non-vested employees was approximately $88,000 and $67,000 at December 31, 2005 and 2004, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 5.5% at December 31, 2005 and 6% at December 31, 2004. The health care cost trend rates were 9.8% in 2006, then decreasing by .8% per year reaching 5% in 2012 and after.

   During 2005, the Company refined the methodology used to calculate its health care cost-trend rate assumption. The health care cost-trend rate assumption has a significant effect on the amounts reported. Increasing the assumed health care cost-trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 2005 and 2004 by $280,000 and $780,000, respectively, and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 2005 and 2004 by $15,000 and $53,000, respectively. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2005 and 2004 by $266,000 and $699,000, respectively, and the net periodic postretirement benefit cost for 2005 and 2004 by $16,000 and $47,000, respectively.

   The Medicare Prescription Drug, Improvement and Modernization Act (the "Act") was signed into law on December 8, 2003. The Act provides for a voluntary prescription drug benefit program beginning January 1, 2006. The Act also provides for subsidies for private plans offering actuarially equivalent plans to its voluntary

                        LIBERTY LIFE INSURANCE COMPANY
prescription drug benefit program. The Company has determined that the prescription drug benefits provided by its health care plan are actuarially equivalent to the Act's prescription drug benefits. Accordingly, the accumulated postretirement benefits obligation of the health care plan has been reduced as of December 31, 2005 and 2004, by $1,687,000 and $1,471,000,
respectively.

12. Fair Values of Financial Instruments

   The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments presented below:

   Cash and Short-Term Investments--The carrying amounts reported in the balance sheets for these financial instruments approximate their fair values.

   Investment Securities--The fair values for fixed maturity securities are based on quoted market prices where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

   Mortgage Loans and Policy Loans--The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

   Funds Left on Deposit--Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

   Investment Contracts--The fair values for the Company's liabilities under investment-type insurance contracts are estimated by subtracting the GAAP DAC and VOBA asset balances from the contracts cash surrender value. This produces a value that is very similar to a discounted cash flow calculation.

   The fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

                        LIBERTY LIFE INSURANCE COMPANY

   The carrying amounts and fair values of the Company's investment in invested assets at December 31, are summarized as follows:

                                              2005               2004
                                       ------------------- -----------------
                                       Carrying   Fair     Carrying  Fair
                                        Amount    Value     Amount   Value
                                       -------- ---------- -------- --------
                                                  (In Thousands)
                                       -------------------------------------
   Assets:
      Bonds........................... $994,882 $1,015,635 $939,427 $982,037
      Preferred stocks................    2,709      2,888    4,084    4,382
      Common stocks...................  232,890    206,647  219,252  194,771
      Mortgage loans..................  174,906    181,849  185,631  196,852
      Policy loans....................   62,454     61,178   64,444   63,894
      Cash and short-term investments.   31,584     31,584   69,943   69,943
   Liabilities--investment contracts..   29,749     28,451   32,624   30,854

   Additional data regarding fair values of the Company's investments is disclosed in Note 2.

13. Permitted Statutory Accounting Practices

   The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the South Carolina Department of Insurance ("SCDOI"). Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

14. Deferred and Uncollected Premiums

   Deferred and uncollected life insurance premiums were as follows:

                                               December 31, 2005 December 31, 2004
                                               ----------------- -----------------
                                                        Net of            Net of
                                               Gross    Loading  Gross    Loading
                                                ------  -------   ------  -------
                                                      (In Thousands)
                                               -----------------------------------
    Industrial................................ $   70   $   48   $   63   $   43
    Ordinary new business.....................    228      228      169      107
    Ordinary renewal..........................  3,365    2,995    4,175    3,694
    Credit life...............................      1        1       20       20
    Group life................................  1,539    1,837    1,784    2,103
                                                ------  ------    ------  ------
    Total..................................... $5,203    5,109   $6,211    5,967
                                                ======            ======
    Less nonadmitted..........................             258               290
                                                        ------            ------
    Net deferred and uncollected life premiums          $4,851            $5,677
                                                        ======            ======

   A premium deficiency reserve of $1,589,000 and $1,716,000, respectively, was recorded during 2005 and 2004. The Company anticipates investment income as a factor in the premium deficiency calculation.

                        LIBERTY LIFE INSURANCE COMPANY

15. Third-Party Administrators

   The Company uses third-party administrators ("TPAs") in the marketing of term life ("Life"), accidental death ("AD") and disability ("DIS") insurance for mortgages.

   Direct insurance premiums written by TPAs totaled $31,807,000 and $43,872,000 during 2005 and 2004, respectively. The TPAs used by the Company include Chartered Marketing Services, Inc. ("CMSI") (formerly Charter Benefit Services, Inc. ("CBSI")), First Service Group ("FSG"), and Lawrence Victoria Insurance Agency, Inc. ("LVIA").

   The Company has an exclusive contract with CMSI for the marketing of such products while the contracts with FSG and LVIA are not exclusive to only the Company.

                                                                                ($000's)
Name and Address of                                                              Total
Managing General                                          Types of     Type of   Direct
Agent or Third-                       FEIN    Exclusive   Business    Authority Premium
Party Administrator                  Number   Contract    Written      Granted  Written
-------------------                ---------- --------- ------------- --------- --------
December 31, 2005:
Chartered Marketing Services, Inc.
315 W. University Dr.
Arlington Heights, Illinois 60004. 36-3147555    Yes         AD          P      $29,954
Aggregate amounts.................                      AD, Life, A&H   U, P      1,853
                                                                                -------
Total.............................                                              $31,807
                                                                                =======
December 31, 2004:
Chartered Marketing Services, Inc.
315 W. University Dr.
Arlington Heights, Illinois 60004. 36-3147555    Yes         AD          P      $41,550
Aggregate amounts.................                      AD, Life, A&H   U, P      2,322
                                                                                -------
Total.............................                                              $43,872
                                                                                =======
                                    P--Premium Collection    U--Underwriting Authorities

                        LIBERTY LIFE INSURANCE COMPANY

16. Changes in Incurred Claims and Claim Adjustment Expenses

                                                 December 31
                                              -----------------
                                                2005     2004
                                              --------  -------
                                               (In Thousands)
                                              -----------------
                 Balance at January 1........ $ 22,699  $25,736
                 Less: reinsurance recoveries    1,761    4,327
                                              --------  -------
                 Net balance at January 1....   20,938   21,409
                                              --------  -------
                 Incurred related to:
                    Current year.............   99,039   91,813
                    Prior year...............   (1,812)   1,455
                                              --------  -------
                        Total incurred.......   97,227   93,268
                                              --------  -------
                 Paid related to:
                    Current year.............   85,896   79,785
                    Prior year...............   14,701   13,954
                                              --------  -------
                        Total paid...........  100,597   93,739
                                              --------  -------
                 Net balance at December 31..   17,568   20,938
                 Plus: reinsurance recoveries    4,213    1,761
                                              --------  -------
                 Balance at December 31...... $ 21,781  $22,699
                                              ========  =======

   Reserves for incurred losses and loss adjustment expenses attributable to insured events of prior years have decreased by $4,500,000, from $8,900,000 in 2004 to $4,400,000 in 2005. The decrease in 2005 comes largely from the payment of additional benefits to certain policyholders as a result of the implementation of the Regulatory Settlement Agreement that was approved by the various departments of insurance. The benefits paid under this agreement reduced the incurred loss reserves by $4,100,000. This accrual release primarily impacted the Industrial Life line of business. The remaining change is generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims. The Company does not have retrospectively rated policies, so there is no accrual of additional or returned premiums due to changes in this loss reserve.

                        LIBERTY LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS--(Concluded)

17. Components of General Expenses and Insurance Taxes, Licenses and Fees


                                                                 December 31
                                                               ---------------
                                                                2005    2004
                                                               ------- -------
                                                               (In Thousands)
                                                               ---------------
  General expenses:
     Rent..................................................... $ 3,494 $ 1,868
     Salaries and wages.......................................  22,190  23,286
     Contributions for benefit plans..........................   9,035   8,417
     Legal, public accountants, and consulting actuaries fees.   1,077   2,518
     Advertising..............................................   5,709   7,092
     Postage, express and telephone...........................   2,377   2,564
     Rental of equipment......................................     726   6,325
     Cost or depreciation of EDP equipment and software.......   2,437   1,833
     All other................................................  17,245  10,483
                                                               ------- -------
  Total general expenses...................................... $64,290 $64,386
                                                               ======= =======
  Insurance taxes, licenses and fees:
     State insurance department licenses and fees............. $   979 $   729
     State tax on premiums....................................   4,517   5,830
     U.S. Social Security taxes...............................   1,725   1,778
     All other................................................     663   1,021
                                                               ------- -------
  Total insurance taxes, licenses and fees.................... $ 7,884 $ 9,358
                                                               ======= =======

18. Subsequent Events

   On February 3, 2006, the Company declared a $25 million dividend to RBC Insurance Holdings (USA), Inc. This dividend was paid on March 31, 2006.

   On February 28, 2006, the South Carolina Department of Insurance approved the merger of Liberty Life Insurance Company into Business Men's Assurance Company of America with Business Men's Assurance Company to be renamed as Liberty Life Insurance Company at the time of the merger. The filings related to this merger was made in all states in mid-March 2006. The effective date of the merger is expected to be June 30, 2006.

   The Company has entered into a contract to sell its home office complex. The sale is expected to close in late June or early July 2006.

                                  * * * * * *

                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

   Business Men's Assurance Company of America ("BMA") is a wholly-owned subsidiary of Liberty Life Insurance Company ("LLIC") which in turn is wholly owned by RBC Insurance Holdings (USA) Inc. ("RBCIH"). On June 30, 2006, the following transactions occurred which effectively merged LLIC into BMA:

  . RBCIH contributed shares of LLIC to BMA in exchange for newly issued shares of BMA.

  . 5,114,112 outstanding shares of $1 par value BMA stock and 992 outstanding shares of $10,000 par value LLIC stock were canceled.

  . BMA issued 9,920,000 shares of $1 par value stock to RBCIH with a total value of $161.7 million.

  .   BMA was renamed Liberty Life Insurance Company.

   The following unaudited, statutory-basis pro forma financial statements give effect to the merger of LLIC into BMA. The unaudited pro forma statement of admitted assets, liabilities and surplus - statutory basis has been prepared to reflect the merger based on the individual statements of admitted assets, liabilities and surplus - statutory basis of BMA and LLIC appearing elsewhere in the Statement of Additional Information. The unaudited pro forma statement of income - statutory basis is based on the individual statements of income of BMA and LLIC appearing elsewhere in the Statement of Additional Information and combines the results of operations for the year ended December 31, 2005 as if the merger occurred on January 1, 2005.

   These unaudited pro forma financial statements should be read in conjunction with the audited financial statements and notes thereto of BMA and LLIC. The unaudited pro forma statement of income - statutory basis is not necessarily indicative of the operating results that would have occurred had the merger occurred on January 1, 2005, nor is it intended to be indicative of future operating results of the merged companies.

                        LIBERTY LIFE INSURANCE COMPANY

                 UNAUDITED PRO FORMA STATEMENT OF NET ADMITTED
               ASSETS, LIABILITIES AND SURPLUS--STATUTORY BASIS

                            AS OF DECEMBER 31, 2005
                                (In Thousands)

                                                                   Merger
                                             BMA        LLIC     Adjustments    Combined
                                          ---------- ---------- -----------    ----------
ADMITTED ASSETS
Bonds.................................... $1,722,361 $  994,882  $      --     $2,717,243
Common stocks............................     15,076    232,890   (179,382)(a)     68,584
Mortgage loans...........................    400,293    174,906         --        575,199
Other invested assets....................    128,717    113,641       (677)(b)    241,681
                                          ---------- ----------  ---------     ----------
   Total invested assets.................  2,266,447  1,516,319   (180,059)     3,602,707
Other assets.............................     65,405     76,275     (8,994)(c)    132,686
                                          ---------- ----------  ---------     ----------
   TOTAL................................. $2,331,852 $1,592,594  $(189,053)    $3,735,393
                                          ========== ==========  =========     ==========
LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Life and annuity reserves................ $2,048,487 $1,140,693  $      --     $3,189,180
Other reserves...........................     19,181     47,041         --         66,222
Other policy and contract liabilities....      4,870     28,598         --         33,468
                                          ---------- ----------  ---------     ----------
   Total policy and contract liabilities.  2,072,538  1,216,332         --      3,288,870
Other liabilities........................    106,175     75,082    (14,240)(d)    167,017
                                          ---------- ----------  ---------     ----------
   Total liabilities.....................  2,178,713  1,291,414    (14,240)     3,455,887
CAPITAL AND SURPLUS:
Common stock.............................      5,114      9,920     (5,114)         9,920
Paid-in surplus..........................     70,000    151,770    (70,000)       151,770
Surplus notes............................         --     57,000         --         57,000
Unassigned surplus.......................     78,025     82,490    (99,699)        60,816
                                          ---------- ----------  ---------     ----------
   Total capital and surplus.............    153,139    301,180   (174,813)(e)    279,506
                                          ---------- ----------  ---------     ----------
   TOTAL................................. $2,331,852 $1,592,594  $(189,053)    $3,735,393
                                          ========== ==========  =========     ==========

                        LIBERTY LIFE INSURANCE COMPANY

           UNAUDITED PRO FORMA STATEMENT OF INCOME--STATUTORY BASIS

                     FOR THE YEAR ENDED DECEMBER 31, 2005
                                (In Thousands)

                                                                            Merger
                                                         BMA      LLIC    Adjustments   Combined
                                                      --------  --------  -----------   --------
INCOME:
Insurance and annuity considerations................. $386,652  $177,585   $     --     $564,237
Commissions and expense allowances...................    4,441     3,876         --        8,317
Net investment income................................  122,399    88,042     (9,500)(f)  200,941
Other income, net of capital losses..................    4,505      (167)        --        4,338
                                                      --------  --------   --------     --------
   Total income......................................  517,997   269,336     (9,500)     777,833
BENEFITS AND OTHER DEDUCTIONS:
Death benefits.......................................   24,074    78,358         --      102,432
Annuity benefits.....................................   34,874     2,924         --       37,798
Disability benefits..................................       25    13,911         --       13,936
Surrender benefits...................................  214,117    27,608         --      241,725
Increase in reserves.................................  169,177     5,938         --      175,115
Commissions..........................................   38,374    46,475         --       84,849
General insurance expenses...........................   19,783    64,439        677(b)    84,899
Taxes, licenses and fees.............................    1,950     7,884         --        9,834
Net transfers to separate accounts...................  (10,686)       --         --      (10,686)
Other benefits and deductions, including income taxes   10,988    (4,806)        --        6,182
                                                      --------  --------   --------     --------
   Total benefits and other deductions...............  502,676   242,731        677      746,084
                                                      --------  --------   --------     --------
   NET INCOME........................................ $ 15,321  $ 26,605   $(10,177)    $ 31,749
                                                      ========  ========   ========     ========

Explanations of unaudited pro forma financial statement adjustments:

(a) To eliminate LLIC's investment in BMA

(b) To recognize estimated expenses paid related to the merger, net of cost reductions during 2005

(c) To eliminate intercompany receivables of $2,429 and reclassify current income taxes receivable on BMA to net against current income taxes payable on LLIC of $6,720 less increase in deferred taxes of $155 as a result of the merger

(d) Eliminate intercompany payables.................................. $  (2,429)
    Reclassify current income taxes..................................    (6,720)
    Adjustment to asset valuation reserve............................       972
    Adjustment to interest maintenance reserve.......................    (6,063)
                                                                      ---------
                                                                      $ (14,240)
                                                                      =========

(e) To eliminate investment in BMA and cancel BMA shares............. $(153,139)
    Eliminate goodwill on LLIC.......................................   (26,243)
    Pro forma net income impact, net of dividends paid to LLIC of
      $9,500.........................................................      (677)
    Adjustment to deferred income tax asset..........................       155
    Adjustment to asset valuation reserve............................      (972)
    Adjustment to interest maintenance reserve.......................     6,063
                                                                      ---------
                                                                      $(174,813)
                                                                      =========

(f) To eliminate intercompany dividend paid by BMA to LLIC during 2005 that was recognized in net investment income on LLIC